UMB | SCOUT FUNDS

                           ----------------------------
                           ANNUAL REPORT JUNE 30, 2002
                           ----------------------------

Stock Fund
Stock Select Fund
Equity Index Fund
Small Cap Fund
WorldWide Fund
WorldWide Select Fund
Technology Fund
Energy Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund
Money Market Fund
Tax-Free Money Market Fund

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OPPORTUNITY
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BEYOND
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TOMORROW
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 TABLE OF CONTENTS
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Economic and Market Outlook.................1

Stock Fund -- Stock Select Fund.............2

Equity Index Fund...........................8

Small Cap Fund.............................16

WorldWide Fund -- WorldWide Select Fund....20

Technology Fund............................28

Energy Fund................................32

Balanced Fund..............................36

Bond Fund..................................41

Kansas Tax-Exempt Bond Fund................46

Money Market Fund..........................51

Tax-Free Money Market Fund.................54

Statements of Assets and Liabilities.......58

Statements of Operations...................60

Statements of Changes in Net Assets........62

Financial Highlights.......................66

Notes to Financial Statements..............74

Independent Accountants' Report............79

Directors/Trustees and Officers............80

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Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

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                                                   UMB SCOUT FUNDS ANNUAL REPORT

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================================================================================
ECONOMIC AND MARKET OUTLOOK

"These are the times that try men's souls." We can find no better quote to summarize the volatile year we have just experienced. Volatility not only in the worldwide financial markets, but also in the geo/political arena. As of this writing, the U.S. stock market, as measured by the Standard and Poor's 500(R) Index, is down 17.99% for the fiscal year ended 6/30/02. Equity valuations are no longer being driven by economic fundamentals, but rather by the accounting debacle of the day. It appears that corporate accounting standards are not all they were cracked up to be. Investors and advisors alike are left wondering, "where will this all end?"

Our search for the answer to that question leads us back to corporate and economic fundamentals. It appears that after a period of significant economic weakness, the U.S. economy is attempting to regain its footing. We have concerns that true demand-led growth could be hard to come by over the next few quarters. This could lead to market pundits reducing their expectations of corporate profit growth as the rest of 2002 unfolds. Unemployment remains sticky on the upside. With this in mind, we continue to believe the U.S. consumer is vulnerable to slower growth in spending than has been the case in previous economic rebounds.

In this environment, we have been viewing the various financial markets with a certain degree of conservatism. We believe conservatism is still warranted. Keeping a keen eye on quality in everything we do, we continue to be vigilant in applying our strict quality processes to the management of our shareholders' investments.

Another old saying, "this too shall pass" comes to mind in times such as the negative period we are now experiencing. This negative environment shall also pass, but in the meantime, we are on the lookout for opportunities. In this environment, we believe stock prices will rise in a selective fashion. Much of our fundamental work is currently centered on finding such opportunities.

We continue to appreciate your confidence and support and will strive to maintain and grow that confidence.

Sincerely,

/s/William B. Greiner

William B. Greiner, CFA
Chairman
Scout Investment Advisors, Inc.

JUNE 30, 2002

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

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STOCK FUND
STOCK SELECT FUND

OBJECTIVE:
The UMB Scout Stock and Stock Select Funds seek long-term growth of capital and income by investing in common stocks of companies thought to have an above-average ability to increase their earnings and dividends.

The year ended June 30, 2002 seemed unusually long marked by the September 11 terrorist attacks followed by a steady stream of bad corporate news calling into question the integrity of our markets, our accounting system and our corporate leaders. The result has been a miserable stock market.

Within this context, we can be proud of the UMB Scout Stock Fund and the UMB Scout Stock Select Fund results for the year ended June 30, 2002, compared to the overall market as measured by the Standard and Poor's 500(R) Index. (Please see the accompanying tables for the Funds' longer-term performance and other important performance-related information.)

For over a year before 9/11, the stock market had been falling as the tech bubble burst. In fact, the real market damage was in this preceding year as the S&P 500(R) Index went from 1,500 to 1,100, and the Nasdaq went from 4,000 to 1,680.

The bursting of the tech bubble saw demand for computers and communications equipment and their components shrink, and the profits of the companies in these sectors disappear. But in many ways the rest of the economy held up, resulting in the economy as a whole only having one down quarter.

Offsetting the bursting tech bubble has been expansionary fiscal and monetary policy, which kept money in the consumer's pocket with tax rebates and lower interest rates. Auto sales and housing have been the big surprises by holding up very well.

The Funds have responded to the cross currents by underweighting the tech sector and overweighting consumer staples and energy. Issue selection has been important too, both in choosing the right stocks and avoiding the real disasters like Enron and WorldCom. The biggest winner was Procter & Gamble, followed by a number of consumer stocks like TJX, Anheuser-Busch and Brinker.1

The UMB Scout Stock Fund closed the year ended June 30, 2002 at $13.64 per share and had a total return (price change and reinvested distributions) of -10.70% for the quarter and -10.16% for the fiscal year. The UMB Scout Stock Select Fund closed the year ended June 30, 2002 at $7.60 per share and had a total return (price change and reinvested distributions) of -10.89% for the last quarter and -10.60% for the fiscal year. The Funds' benchmark, the S&P 500(R) Index, posted returns of -13.40% for the quarter and -17.99% for the fiscal year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.



1Portfolio composition will change due to ongoing management of the Funds.
 References to specific securities or sectors should not be construed as a recommendation by the Funds, their advisor or distributor.

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                                                   UMB SCOUT FUNDS ANNUAL REPORT

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------------------------------
HYPOTHETICAL GROWTH OF $10,000
------------------------------
 UMB SCOUT STOCK FUND (UMBSX)
 as of June 30, 2002

                 Stock     S&P 500 Lipper Multi-Cap
                  Fund      Index    Core Index
                  ----      -----    ----------

   6/30/1992     10,000     10,000     10,000
   9/30/1992     10,278     10,315     10,282
  12/31/1992     10,678     10,835     11,154
   3/31/1993     11,071     11,308     11,549
   6/30/1993     11,134     11,363     11,674
   9/30/1993     11,304     11,656     12,171
  12/31/1993     11,815     11,927     12,531
   3/31/1994     11,612     11,474     12,186
   6/30/1994     11,729     11,523     12,039
   9/30/1994     12,186     12,086     12,654
  12/31/1994     12,141     12,084     12,415
   3/31/1995     13,007     13,261     13,417
   6/30/1995     13,758     14,527     14,536
   9/30/1995     14,095     15,681     15,746
  12/31/1995     14,532     16,625     16,413
   3/31/1996     15,066     17,518     17,409
   6/30/1996     15,350     18,304     17,985
   9/30/1996     15,341     18,870     18,571
  12/31/1996     16,081     20,445     19,775
   3/31/1997     16,110     20,993     19,888
   6/30/1997     17,844     24,658     22,793
   9/30/1997     19,226     26,505     25,163
  12/31/1997     19,463     27,266     24,971
   3/31/1998     21,132     31,069     28,166
   6/30/1998     20,594     32,095     28,467
   9/30/1998     18,905     28,902     24,661
  12/31/1998     20,945     35,057     29,638
   3/31/1999     20,634     36,804     30,371
   6/30/1999     23,460     39,399     32,789
   9/30/1999     21,894     36,939     30,722
  12/31/1999     23,732     42,435     35,793
   3/31/2000     24,948     43,408     38,437
   6/30/2000     24,089     42,255     37,230
   9/30/2000     24,597     41,846     37,432
  12/31/2000     23,767     38,572     34,599
   3/31/2001     21,711     33,999     30,639
   6/30/2001     21,908     35,989     32,826
   9/30/2001     19,812     30,706     27,232
  12/31/2001     21,725     33,987     30,875
   3/31/2002     22,040     34,081     30,847
   6/30/2002     19,682     29,515     26,999


 2Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB Scout Stock Fund, Lipper Multi-Cap Core Fund Index and S&P 500(R) Index assume dividends were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

-------------------------------
 HYPOTHETICAL GROWTH OF $10,000
-------------------------------
 UMB SCOUT STOCK SELECT FUND (UMBOX)
 as of June 30, 2002

             Stock Select S&P 500   Lipper Multi-Cap
                Fund       Index      Core Index
                ----       -----      ----------

 5/17/1999     10,000     10,000      10,000
 6/30/1999     10,080     10,276      10,268
 9/30/1999      9,460      9,635       9,621
12/31/1999     10,176     11,068      11,209
 3/31/2000     10,076     11,322      12,037
 6/30/2000      9,703     11,021      11,659
 9/30/2000      9,672     10,915      11,722
12/31/2000      9,343     10,061      10,835
 3/31/2001      8,620      8,868       9,595
 6/30/2001      8,753      9,387      10,279
 9/30/2001      7,781      8,009       8,528
12/31/2001      8,658      8,865       9,669
 3/31/2002      8,782      8,889       9,660
 6/30/2002      7,825      7,698       8,455

 2Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB Scout Stock Select Fund, Lipper Multi-Cap Core Fund Index and S&P 500(R) Index assume dividends were reinvested for the entire period.

 For illustrative purposes only; may not represent your returns.

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June 30, 2002

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---------------------
 FUND DIVERSIFICATION
---------------------
UMB SCOUT STOCK FUND (UMBSX)

Consumer Discretionary.....13%
Finance....................13%
Industrials................13%
Health Care ...............12%
Consumer Staples...........11%
Info Technology............11%
Energy..................... 8%
Utilities.................. 7%
Materials.................. 5%
Cash & Equivalents......... 4%
Telecom Services........... 3%
------------------------------

Based on total investments as of June 30, 2002.
Subject to change.

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 COMPARATIVE RATES OF RETURN
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UMB SCOUT STOCK FUND (UMBSX)
as of June 30, 2002
                                      1 YEAR     3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------

UMB SCOUT STOCK FUND..................-10.16%      -5.69%     1.98%      7.01%
Lipper Multi-Cap Core Fund Index1.....-17.75%      -6.27%     3.44%     10.44%
S&P 500(R)Index1......................-17.99%      -9.18%     3.66%     11.43%
--------------------------------------------------------------------------------

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.


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 TOP TEN EQUITY HOLDINGS
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UMB SCOUT STOCK FUND (UMBSX)
                                     Market     Percent
                                  Value (000's) of Total
--------------------------------------------------------------------------------

Johnson & Johnson.....................$4,097        4%
PepsiCo, Inc.......................... 3,591        4%
Southwest Airlines Co................. 3,345        3%
Kimberly-Clark Corp................... 3,100        3%
Target Corp........................... 3,048        3%
Progress Energy, Inc.................. 2,852        3%
Engelhard Corp........................ 2,832        3%
FedEx Corp............................ 2,563        3%
McDonald's Corp....................... 2,561        3%
Weyerhaeuser Co. ..................... 2,554        2%
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TOP TEN EQUITY HOLDINGS TOTAL.........$30,543      31%
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Based on total investments as of June 30, 2002. Subject to change.

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 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)

                         INCOME &                   CUMULATIVE2
                  NET   SHORT-TERM   LONG-TERM       VALUE PER
                 ASSET     GAINS       GAINS         SHARE PLUS
                 VALUE DISTRIBUTION DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/82........$9.87     $ 0.03      $   --         $  9.90
12/31/83........11.34       0.86          --           12.23
12/31/84........11.20       0.62        0.11           12.82
12/31/85........12.74       0.73        0.22           15.31
12/31/86........12.78       0.51        1.01           16.87
12/31/87........11.87       0.78        0.97           17.71
12/31/88........12.62       0.49        0.39           19.34
12/31/89........13.87       0.62        0.49           21.70
12/31/90........12.76       0.59        0.21           21.39
12/31/91........15.40       0.48          --           24.51
12/31/92........15.77       0.39        0.31           25.58
12/31/93........16.24       0.38        0.79           27.21
12/31/94........15.01       0.46        1.19           27.63
12/31/95........16.34       0.73        0.86           30.55
12/31/96........16.97       0.47        0.62           32.27
12/31/97........19.01       0.46        1.00           35.77
12/31/98........18.86       0.45        1.10           37.17
12/31/99........19.12       0.40        1.79           39.61
12/31/00........17.11       0.20        1.81           39.61
12/31/01........15.15       0.14        0.35           38.14
06/30/023.......13.64       0.09          --           36.71
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

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                                                   UMB SCOUT FUNDS ANNUAL REPORT

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 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
as of June 30, 2002
                                         QUARTER     1 YEAR   3 YEARS  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND............. -10.89%     -10.60%     -8.09%   -7.55%
Lipper Multi-Cap Core Fund Index1....... -12.47%     -17.75%     -6.27%   -5.23%
S&P 500(R)Index1........................ -13.40%     -17.99%     -9.18%   -8.03%
--------------------------------------------------------------------------------

  Inception - May 17, 1999.
  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on page 3 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

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 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
                                      MARKET           PERCENT
                                    VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------

Johnson & Johnson ....................  $615              4%
PepsiCo, Inc..........................   540              4%
Southwest Airlines Co.................   504              4%
Kimberly-Clark Corp...................   465              3%
Target Corp...........................   457              3%
Progress Energy, Inc..................   429              3%
Engelhard Corp........................   428              3%
FedEx Corp............................   384              3%
Lincoln National Corp.................   357              3%
TJX Companies, Inc....................   326              2%
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TOP TEN EQUITY HOLDINGS TOTAL.........$4,505             32%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002. Subject to change.

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 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

                             INCOME &                    CUMULATIVE2
                  NET      SHORT-TERM       LONG-TERM     VALUE PER
                 ASSET       GAINS            GAINS      SHARE PLUS
                 VALUE    DISTRIBUTION    DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/99........$10.10         $0.07         $   --        $ 10.17
12/31/00........  9.17          0.10             --           9.35
12/31/01........  8.43          0.07             --           8.67
06/30/023.......  7.60          0.02             --           7.86
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

 Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

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 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

Finance..............................14%
Industrials..........................14%
Consumer Discretionary...............12%
Consumer Staples.....................11%
Health Care .........................11%
Info Technology......................11%
Cash & Equivalents....................7%
Energy................................6%
Utilities.............................6%
Materials.............................5%
Telecom Services......................3%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002. Subject to change.

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JUNE 30, 2002

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 SCHEDULE OF INVESTMENTS
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JUNE 30, 2002

STOCK FUND

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                                                                        MARKET
 SHARES         COMPANY                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 96.2%
CONSUMER DISCRETIONARY-- 13.2%
     80,400      AOL Time Warner, Inc.*...........................   $ 1,182,684
     60,000      Brinker International, Inc.*.....................     1,905,000
     33,000      Knight Ridder, Inc...............................     2,077,350
     90,000      McDonald's Corp..................................     2,560,500
     80,000      Target Corp......................................     3,048,000
    109,000      TJX Companies, Inc...............................     2,137,490
                                                                     -----------
                                                                      12,911,024
                                                                     -----------

CONSUMER STAPLES -- 10.7%
     40,000      Anheuser-Busch Companies, Inc....................     2,000,000
     50,000      Kimberly-Clark Corp..............................     3,100,000
     74,500      PepsiCo, Inc.....................................     3,590,900
     20,000      Procter & Gamble Co..............................     1,786,000
                                                                     -----------
                                                                      10,476,900
                                                                     -----------

ENERGY -- 8.2%
     29,575      Anadarko Petroleum Corp..........................     1,458,047
     32,800      BP PLC, Sponsored ADR............................     1,656,072
     35,000      Kerr-McGee Corp..................................     1,874,250
     60,000      Marathon Oil Corp................................     1,627,200
     30,000      Shell Transport & Trading PLC....................     1,350,300
                                                                     -----------
                                                                       7,965,869
                                                                     -----------

FINANCE-- 13.6%
     25,000      American Express Co..............................       908,000
     18,000      American International Group.....................     1,228,140
     54,000      Aon Corp.........................................     1,591,920
     72,200      FirstMerit Corp..................................     1,991,276
     57,000      Lincoln National Corp............................     2,394,000
      9,000      Marsh & McLennan
                   Companies, Inc.................................       869,400
     46,500      Merrill Lynch & Co., Inc.........................     1,883,250
     60,000      U.S. Bancorp.....................................     1,401,000
     20,000      Wells Fargo & Co.................................     1,001,200
                                                                     -----------
                                                                      13,268,186
                                                                     -----------

HEALTH CARE-- 11.7%
     25,000      Amgen, Inc.*.....................................     1,047,000
     24,000      Bristol-Myers Squibb Co..........................       616,800
     25,200      Genentech, Inc.*.................................       844,200
     78,400      Johnson & Johnson................................     4,097,184
     30,000      Merck & Co., Inc.................................     1,519,200
     65,400      Mylan Laboratories, Inc..........................     2,050,290
     33,191      Pharmacia Corp...................................     1,243,003
                                                                     -----------
                                                                      11,417,677
                                                                     -----------

INDUSTRIALS-- 12.6%
     14,000      3M Co............................................     1,722,000
     40,000      Dover Corp.......................................     1,400,000
     33,300      Emerson Electric Co..............................     1,781,883
     48,000      FedEx Corp.......................................     2,563,200
     45,000      Molex, Inc.......................................     1,508,850
    207,000      Southwest Airlines Co............................     3,345,120
                                                                     -----------
                                                                      12,321,053
                                                                     -----------

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   SHARES/FACE                                                           MARKET
     AMOUNT      COMPANY/DESCRIPTION                                     VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY-- 10.6%
     48,300      Cisco Systems, Inc.*............................    $   673,785
     33,000      Computer Sciences Corp.*........................      1,577,400
     41,700      Dell Computer Corp.*............................      1,090,038
     90,000      Intel Corp......................................      1,644,300
     27,000      International Business
                   Machines Corp.................................      1,944,000
     34,300      Microsoft Corp.*................................      1,876,210
     56,100      Nokia Corp. ADR, Class A........................        812,328
     78,000      Oracle Corp.*...................................        738,660
                                                                     -----------
                                                                      10,356,721
                                                                     -----------

MATERIALS-- 5.5%
    100,000      Engelhard Corp..................................      2,832,000
     40,000      Weyerhaeuser Co.................................      2,554,000
                                                                     -----------
                                                                       5,386,000
                                                                     -----------

TELECOMMUNICATION SERVICES-- 3.5%
     47,800      BellSouth Corp..................................      1,505,700
     50,000      SBC Communications, Inc.........................      1,525,000
      8,540      Verizon Communications, Inc.....................        342,881
                                                                     -----------
                                                                       3,373,581
                                                                     -----------

UTILITIES-- 6.6%
     43,000      Entergy Corp....................................      1,824,920
     54,843      Progress Energy, Inc............................      2,852,385
     35,000      TXU Corp........................................      1,804,250
                                                                     -----------
                                                                       6,481,555
                                                                     -----------

TOTAL COMMON STOCKS
(COST $81,808,932)-- 96.2%.......................................     93,958,566
                                                                     -----------


REPURCHASE AGREEMENT
(COST $4,266,000)-- 4.4%
             Northern Trust Co.
             1.85%, dated 06/28/02,
             repurchase price $4,266,658
             maturing 07/01/02
             (collateralized by U.S. Treasury
 $4,266,000  Note, 5.75%, 04/30/03)..............................      4,266,000
                                                                     -----------


TOTAL INVESTMENTS
(COST $86,074,932)-- 100.6%......................................     98,224,566


Liabilities less other assets -- (0.6)%..........................      (589,370)
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
           (equivalent to $13.64 per share;
           20,000,000 shares of
           $1.00 par value
           capital shares authorized;
           7,159,714 shares outstanding).........................    $97,635,196
                                                                     -----------


  ADR - American Depositary Receipt

*Non-income producing security



See accompanying Notes to Financial Statements.

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                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

STOCK SELECT FUND

                                                                         MARKET
 SHARES          COMPANY                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 92.9%
CONSUMER DISCRETIONARY-- 11.8%
     10,700      AOL Time Warner, Inc.*.........................     $   157,397
      9,750      Darden Restaurants, Inc........................         240,825
      4,975      Knight Ridder, Inc.............................         313,176
      5,500      McDonald's Corp................................         156,475
     12,000      Target Corp....................................         457,200
     16,600      TJX Companies, Inc.............................         325,526
                                                                     -----------
                                                                       1,650,599
                                                                     -----------

CONSUMER STAPLES -- 11.2%
      6,000      Anheuser-Busch Companies, Inc..................         300,000
      7,500      Kimberly-Clark Corp............................         465,000
     11,200      PepsiCo, Inc...................................         539,840
      3,000      Procter & Gamble Co............................         267,900
                                                                     -----------
                                                                       1,572,740
                                                                     -----------

ENERGY-- 6.1%
      4,900      BP PLC, Sponsored ADR..........................         247,401
      3,000      Kerr-McGee Corp................................         160,650
      9,000      Marathon Oil Corp..............................         244,080
      4,500      Shell Transport & Trading PLC..................         202,545
                                                                     -----------
                                                                         854,676
                                                                     -----------

FINANCE-- 13.5%
      4,000      American Express Co............................         145,280
      2,500      American International Group...................         170,575
      8,100      Aon Corp.......................................         238,788
     10,200      FirstMerit Corp................................         281,316
      8,500      Lincoln National Corp..........................         357,000
      1,400      Marsh & McLennan
                   Companies, Inc...............................         135,240
      6,200      Merrill Lynch & Co., Inc.......................         251,100
      7,000      U.S. Bancorp...................................         163,450
      3,000      Wells Fargo & Co...............................         150,180
                                                                     -----------
                                                                       1,892,929
                                                                     -----------

HEALTH CARE-- 10.9%
      3,700      Amgen, Inc.*...................................         154,956
      3,600      Bristol-Myers Squibb Co........................          92,520
      3,800      Genentech, Inc.*...............................         127,300
     11,760      Johnson & Johnson..............................         614,578
      4,500      Merck & Co., Inc...............................         227,880
      9,800      Mylan Laboratories, Inc........................         307,230
                                                                     -----------
                                                                       1,524,464
                                                                     -----------

INDUSTRIALS-- 13.5%
      2,500      3M Co..........................................         307,500
      6,000      Dover Corp.....................................         210,000
      5,000      Emerson Electric Co............................         267,550
      7,200      FedEx Corp.....................................         384,480
      6,700      Molex, Inc.....................................         224,651
     31,200      Southwest Airlines Co..........................         504,192
                                                                     -----------
                                                                       1,898,373
                                                                     -----------

--------------------------------------------------------------------------------
SHARES/FACE                                                               MARKET
   AMOUNT      COMPANY/DESCRIPTION                                        VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY-- 10.9%
      6,200      Cisco Systems, Inc.*...........................     $    86,490
      4,900      Computer Sciences Corp.*.......................         234,220
      6,400      Dell Computer Corp.*...........................         167,296
     13,500      Intel Corp.....................................         246,645
      4,030      International Business
                   Machines Corp................................         290,160
      5,100      Microsoft Corp.*...............................         278,970
      8,400      Nokia Corp. ADR, Class A.......................         121,632
     11,800      Oracle Corp.*..................................         111,746
                                                                     -----------
                                                                       1,537,159
                                                                     -----------

MATERIALS-- 5.3%
     15,100      Engelhard Corp.................................         427,632
      5,000      Weyerhaeuser Co................................         319,250
                                                                     -----------
                                                                         746,882
                                                                     -----------

TELECOMMUNICATION SERVICES-- 3.2%
      7,200      BellSouth Corp.................................         226,800
      7,500      SBC Communications, Inc........................         228,750
                                                                     -----------
                                                                         455,550
                                                                     -----------

UTILITIES-- 6.5%
      5,000      Entergy Corp...................................         212,200
      8,254      Progress Energy, Inc...........................         429,290
      5,200      TXU Corp.......................................         268,060
                                                                     -----------
                                                                         909,550
                                                                     -----------

TOTAL COMMON STOCKS
(COST $14,075,974)-- 92.9%......................................      13,042,922
                                                                     -----------

REPURCHASE AGREEMENT
(Cost $952,000)-- 6.8%
           Northern Trust Co.
           1.85%, dated 06/28/02,
           repurchase price $952,147
           maturing 07/01/02
           (collateralized by U.S. Treasury
$952,000   Note, 5.75%, 04/30/03)...............................         952,000
                                                                     -----------


TOTAL INVESTMENTS
(COST $15,027,974) -- 99.7%.....................................      13,994,922


Other assets less liabilities -- 0.3%...........................          35,506
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
           (equivalent to $7.60 per share;
           10,000,000 shares of $1.00 par value
           capital shares authorized;
           1,845,553 shares outstanding)........................     $14,030,428
                                                                     -----------

  ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

EQUITY INDEX FUND

OBJECTIVE:
The UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the Standard & Poor's 500(R) Index.

For the 12 months ended June 30, 2002, the UMB Scout Equity Index Fund lost 18.23% of its value. During this same time period, the S&P 500(R) Index lost 17.99% of its value. The slight difference in returns was primarily due to expenses, which are charged to the Fund but not the Index, and the challenges of managing cash flows into the Fund. The positive returns of the consumer staples and basic material sectors were offset by double-digit decreases in telecommunications, technology, utilities, industrials, consumer discretionary, health care and financial sectors. There were 26 additions and deletions to the S&P 500(R) Index during the trailing 12 months.

We appreciate your support and will continue to execute a passive strategy designed to provide returns that closely track the risk and return characteristics of the S&P 500(R) Index.

The UMB Scout Equity Index Fund closed the year ended June 30, 2002 at $6.81 per share and had a total return (price change and reinvested distributions) of -13.43% for the quarter and -18.23% for the year. The Fund's benchmark, the S&P 500(R) Index, posted returns of -13.40% for the quarter and -17.99% for the year.

Robert C. Weber III
Scout Investment Advisors, Inc.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT EQUITY INDEX FUND (UMBQX)
 as of June 30, 2002

             Equity Index    S&P 500
                Fund          Index
                ----          -----

  5/1/2000     10,000         10,000
 6/30/2000     10,020         10,036
 9/30/2000      9,900          9,939
12/31/2000      9,132          9,161
 3/31/2001      8,036          8,075
 6/30/2001      8,497          8,548
 9/30/2001      7,246          7,293
12/31/2001      8,006          8,073
 3/31/2002      8,026          8,095
 6/30/2002      6,948          7,010

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

 2"Standard & Poor's,(R)" "S&P,(R)" "S&P 500(R)" and "Standard and Poor's
  500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Scout Investment Advisors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's(R) and Standard & Poor's(R) makes no representation regarding the advisability of investing in the Fund.

  Performance returns for the UMB Scout Equity Index Fund and S&P 500(R) Index assume dividends were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of June 30, 2002

                                         QUARTER      1 YEAR     INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT EQUITY INDEX FUND.............  -13.43%     -18.23%     -15.46%
S&P 500(R)Index1........................  -13.40%     -17.99%     -15.12%
Lipper S&P 500 Index Fund Index1........  -13.48%     -18.29%     -15.37%
--------------------------------------------------------------------------------

  Inception -- May 1, 2000.

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)

                                             MARKET          PERCENT
                                          VALUE (000'S)     OF TOTAL
--------------------------------------------------------------------------------

Microsoft Corp........................      $1,389               3%
General Electric Co...................       1,355               3%
ExxonMobil Corp.......................       1,301               3%
Wal-Mart Stores, Inc..................       1,147               3%
Pfizer, Inc...........................       1,027               2%
Citigroup, Inc........................         938               2%
Standard & Poor's Depositary Receipts.         897               2%
American International Group, Inc.....         835               2%
Johnson & Johnson.....................         736               2%
Coca-Cola Co..........................         655               2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ........     $10,280              24%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB Scout Equity Index Fund (UMBQX)
                                 INCOME &                   CUMULATIVE2
                       NET     SHORT-TERM     LONG-TERM      VALUE PER
                      ASSET       GAINS          GAINS       SHARE PLUS
                      VALUE   DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/00.............$9.08        $ 0.05         $   --         $ 9.13
12/31/01............. 7.88          0.07           0.01           8.01
06/30/023............ 6.81          0.03             --           6.97
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB Scout Equity Index Fund (UMBQX)

Finance...........................19%
Info Technology...................14%
Consumer Discretionary............13%
Health Care ......................13%
Industrials.......................11%
Consumer Staples..................10%
Energy.............................8%
Telecom Services...................4%
Materials..........................3%
Utilities..........................3%
Miscellaneous......................2%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
June 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

EQUITY INDEX FUND

--------------------------------------------------------------------------------
                                                                          MARKET
 SHARES    COMPANY                                                         VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 99.8%
CONSUMER DISCRETIONARY-- 13.3%
      250       American Greetings Corp., Class A*................    $    4,165
   20,925       AOL Time Warner, Inc.*............................       307,807
      450       Autozone, Inc.*...................................        34,785
    1,400       Bed, Bath & Beyond, Inc.*.........................        52,836
    1,500       Best Buy Co., Inc.*...............................        54,450
      550       Big Lots, Inc.....................................        10,824
      350       Black & Decker Corp...............................        16,870
      450       Brunswick Corp....................................        12,600
    2,750       Carnival Corp.....................................        76,148
      250       Centex Corp.......................................        14,447
    1,000       Circuit City Stores, Inc..........................        18,750
    2,850       Clear Channel Communications, Inc.*...............        91,257
    4,400       Comcast Corp., Class A Special*...................       104,896
      350       Cooper Tire & Rubber Co...........................         7,193
    2,100       Costco Wholesale Corp.*...........................        81,102
      650       Dana Corp.........................................        12,044
      825       Darden Restaurants, Inc...........................        20,378
    2,650       Delphi Corp.......................................        34,980
      350       Dillards, Inc.....................................         9,201
    9,600       Disney (Walt) Co..................................       181,440
    1,525       Dollar General Corp...............................        29,021
      350       Dow Jones & Company, Inc..........................        16,957
    1,350       Eastman Kodak Company.............................        39,380
      800       Family Dollar Stores, Inc.........................        28,200
      900       Federated Department Stores, Inc.*................        35,730
    8,543       Ford Motor Co.....................................       136,688
      750       Fortune Brands, Inc...............................        42,000
    1,300       Gannett Co., Inc..................................        98,670
    4,100       Gap, Inc..........................................        58,220
    2,600       General Motors Corp...............................       138,970
      750       Goodyear Tire and Rubber Co.......................        14,032
    1,450       Harley-Davidson, Inc..............................        74,341
      550       Harrah's Entertainment, Inc.*.....................        24,393
      800       Hasbro, Inc.......................................        10,848
    1,750       Hilton Hotels Corp................................        24,325
   11,100       Home Depot, Inc...................................       407,703
      400       International Game Technology, Inc.*..............        22,680
    1,800       Interpublic Group of Companies, Inc...............        44,568
      450       Johnson Controls, Inc.............................        36,724
      600       Jones Apparel Group, Inc.*........................        22,500
      200       KB Home...........................................        10,302
      350       Knight Ridder, Inc................................        22,033
    1,550       Kohl's Corp.*.....................................       108,624
      900       Leggett & Platt, Inc..............................        21,060

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (Continued)
    2,400       Limited Brands, Inc...............................    $   51,120
      500       Liz Claiborne, Inc................................        15,900
    3,600       Lowe's Companies, Inc.............................       163,440
    1,100       Marriott International, Inc., Class A.............        41,855
    2,000       Mattel, Inc.......................................        42,160
    1,350       May Department Stores Co..........................        44,455
      350       Maytag Corp.......................................        14,928
    6,000       McDonald's Corp...................................       170,700
      900       McGraw-Hill Companies, Inc........................        53,730
      200       Meredith Corp.....................................         7,670
      700       New York Times Co., Class A.......................        36,050
    1,300       Newell Rubbermaid, Inc............................        45,578
    1,300       Nike, Inc., Class B...............................        69,745
      650       Nordstrom, Inc....................................        14,722
    1,450       Office Depot, Inc.*...............................        24,360
      900       Omnicom Group, Inc................................        41,220
    1,300       Penney (J.C.) Company, Inc........................        28,626
      300       Pulte Homes, Inc..................................        17,244
      800       RadioShack Corp...................................        24,048
      300       Reebok International Ltd.*........................         8,850
    1,450       Sears, Roebuck and Co.............................        78,735
      750       Sherwin-Williams Co...............................        22,448
      250       Snap-On, Inc......................................         7,423
      450       Stanley Works.....................................        18,455
    2,200       Staples, Inc.*....................................        43,340
    1,800       Starbucks Corp.*..................................        44,730
      900       Starwood Hotels & Resorts Worldwide, Inc..........        29,601
    4,300       Target Corp.......................................       163,830
      700       Tiffany & Co......................................        24,640
    2,600       TJX Companies, Inc................................        50,986
      500       TMP Worldwide, Inc.*..............................        10,750
    1,000       Toys "R" Us, Inc.*................................        17,470
    1,400       Tribune Co........................................        60,900
      550       TRW, Inc..........................................        31,339
      250       Tupperware Corp...................................         5,197
    1,100       Univision Communications, Inc.*...................        34,540
      550       VF Corp...........................................        21,566
    8,279       Viacom, Inc., Class B*............................       367,339
      576       Visteon Corp......................................         8,179
   20,850       Wal-Mart Stores, Inc..............................     1,146,958
      550       Wendy's International, Inc........................        21,906
      350       Whirlpool Corp....................................        22,876
    1,400       Yum! Brands, Inc.*................................        40,950
                                                                      ----------
                                                                       5,804,701
                                                                      ----------

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES-- 9.7%
      300      Alberto Culver Co., Class B..........................     $14,340
    1,900      Albertson's, Inc.....................................      57,874
    4,100      Anheuser-Busch Companies, Inc........................     205,000
    3,061      Archer-Daniels-Midland Co............................      39,150
    1,100      Avon Products, Inc...................................      57,464
      350      Brown-Forman Corp., Class B..........................      24,150
    1,900      Campbell Soup Co.....................................      52,554
    1,100      Clorox Company.......................................      45,485
   11,700      Coca-Cola Co.........................................     655,200
    2,100      Coca-Cola Enterprises, Inc...........................      46,368
    2,550      Colgate-Palmolive Co.................................     127,628
    2,500      ConAgra, Inc.........................................      69,125
      200      Coors (Adolph) Co., Class B..........................      12,460
    1,850      CVS Corp.............................................      56,610
    1,750      General Mills, Inc...................................      77,140
    4,950      Gillette Co..........................................     167,656
    1,650      Heinz (H.J.) Co......................................      67,815
      650      Hershey Foods Corp...................................      40,625
    1,900      Kellogg Co...........................................      68,134
    2,450      Kimberly-Clark Corp..................................     151,900
    3,750      Kroger Co.*..........................................      74,625
    1,300      Pepsi Bottling Group, Inc............................      40,040
    8,255      PepsiCo, Inc.........................................     397,891
   10,050      Philip Morris Companies, Inc.........................     438,984
    6,100      Procter & Gamble Co..................................     544,730
    2,300      Safeway, Inc.*.......................................      67,137
    3,700      Sara Lee Corp........................................      76,368
      650      Supervalu, Inc.......................................      15,945
    3,100      SYSCO Corp...........................................      84,382
    2,650      Unilever N.V., ADR...................................     171,720
      800      UST, Inc.............................................      27,200
    4,850      Walgreen Co..........................................     187,355
      650      Winn-Dixie Stores, Inc...............................      10,134
    1,100      Wrigley (Wm., Jr.) Co................................      60,885
                                                                      ----------
                                                                       4,234,074
                                                                      ----------

ENERGY-- 7.4%
      450      Amerada Hess Corp....................................      37,125
    1,186      Anadarko Petroleum Corp..............................      58,470
      685      Apache Corp..........................................      39,374
      350      Ashland, Inc.........................................      14,175
    1,550      Baker Hughes, Inc....................................      51,599
      700      BJ Services Co.*.....................................      23,716
      900      Burlington Resources, Inc............................      34,200
    5,016      ChevronTexaco Corp...................................     443,916
    2,900      Conoco, Inc., Class B................................      80,620
      700      Devon Energy Corp....................................      34,496
      500      EOG Resources, Inc...................................      19,850
   31,800      ExxonMobil Corp......................................   1,301,256
    2,000      Halliburton Co.......................................      31,880

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

ENERGY (Continued)
      450      Kerr-McGee Corp......................................  $   24,098
    1,450      Marathon Oil Corp....................................      39,324
      700      Nabors Industries, Inc.*.............................      24,710
      600      Noble Corp.*.........................................      23,160
    1,750      Occidental Petroleum Corp............................      52,482
    1,780      Phillips Petroleum Co................................     104,806
      450      Rowan Companies, Inc.................................       9,653
    9,950      Royal Dutch Petroleum Company........................     549,937
    2,750      Schlumberger Ltd.....................................     127,875
      350      Sunoco, Inc..........................................      12,470
    1,500      Transocean, Inc......................................      46,725
    1,100      Unocal Corp..........................................      40,634
                                                                      ----------
                                                                       3,226,551
                                                                      ----------

FINANCE-- 19.4%
    1,200      ACE Limited..........................................      37,920
    2,400      AFLAC, Inc...........................................      76,800
    3,350      Allstate Corp........................................     123,883
      450      Ambac Financial Group................................      30,240
    6,200      American Express Co..................................     225,184
   12,244      American International Group, Inc....................     835,408
    1,750      AmSouth Bancorporation...............................      39,165
    1,300      Aon Corp.............................................      38,324
    7,250      Bank of America Corp.................................     510,110
    3,450      Bank of New York Co., Inc............................     116,438
    5,500      Bank One Corp........................................     211,640
    2,250      BB&T Corp............................................      86,850
      450      Bear Stearns Cos., Inc...............................      27,540
    1,000      Capital One Financial Corp...........................      61,050
    6,425      Charles Schwab Corp..................................      71,960
    1,040      Charter One Financial, Inc...........................      35,755
      800      Chubb Corp...........................................      56,640
      750      Cincinnati Financial Corp............................      34,898
   24,206      Citigroup, Inc.......................................     937,982
      850      Comerica, Inc........................................      52,190
    1,650      Conseco, Inc.*.......................................       3,300
      550      Countrywide Credit Industries, Inc...................      26,537
    2,000      Equity Office Properties Trust.......................      60,200
    1,300      Equity Residential Properties Trust..................      37,375
    3,300      Federal Home Loan Mortgage Corp......................     201,960
    4,650      Federal National Mortgage Association................     342,938
    2,715      Fifth Third Bancorp..................................     180,955
      600      First Tennessee National Corp........................      22,980
    4,906      FleetBoston Financial Corp...........................     158,709
    1,200      Franklin Resources, Inc..............................      51,168
      750      Golden West Financial Corp...........................      51,585
    1,200      Hartford Financial Services Group, Inc...............      71,364

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

FINANCE (Continued)
    2,100      Household International, Inc.......................    $  104,370
    1,230      Huntington Bancshares, Inc.........................        23,887
      725      Jefferson Pilot Corp...............................        34,075
    1,400      John Hancock Financial Services, Inc...............        49,280
    9,385      J.P. Morgan Chase & Co., Inc.......................       318,339
    2,000      KeyCorp............................................        54,600
    1,100      Lehman Brothers Holdings, Inc......................        68,772
      900      Lincoln National Corp..............................        37,800
      900      Loews Corp.........................................        47,691
    1,300      Marsh & McLennan Companies, Inc....................       125,580
    1,000      Marshall & Ilsley Corp.............................        30,930
      725      MBIA, Inc..........................................        40,984
    3,950      MBNA Corp..........................................       130,627
    2,100      Mellon Financial Corp..............................        66,003
    4,100      Merrill Lynch & Co., Inc...........................       166,050
    3,300      MetLife, Inc.......................................        95,040
      450      MGIC Investment Corp...............................        30,510
      750      Moody's Corp.......................................        37,312
    5,200      Morgan Stanley.....................................       224,016
    2,850      National City Corp.................................        94,763
    1,000      Northern Trust Corp................................        44,060
      900      Plum Creek Timber Co., Inc.........................        27,630
    1,350      PNC Corp...........................................        70,578
    1,050      Progressive Corp...................................        60,742
    1,300      Providian Financial Corp.*.........................         7,644
    1,100      Regions Financial Corp.............................        38,665
      650      SAFECO Corp........................................        20,078
      800      Simon Property Group, Inc..........................        29,472
      750      SLM Corp...........................................        72,675
    1,600      SouthTrust Corp....................................        41,792
    1,000      St. Paul Companies, Inc............................        38,920
    1,500      State Street Corp..................................        67,050
    1,000      Stilwell Financial, Inc............................        18,200
    1,350      SunTrust Banks, Inc................................        91,422
    1,400      Synovus Financial Corp.............................        38,528
      550      Torchmark Corp.....................................        21,010
      550      T. Rowe Price Group, Inc...........................        18,084
      975      Union Planters Corp................................        31,561
    1,100      UnumProvident Corp.................................        27,995
    8,931      U.S. Bancorp.......................................       208,539
    6,450      Wachovia Corp......................................       246,261
    4,525      Washington Mutual, Inc.............................       167,923
    8,050      Wells Fargo & Co...................................       402,983
      600      XL Capital Ltd.....................................        50,820
      400      Zions Bancorporation...............................        20,840
                                                                      ----------
                                                                       8,463,149
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

HEALTH CARE-- 13.4%
    7,300      Abbott Laboratories.................................   $  274,845
      650      Aetna, Inc..........................................       31,180
      650      Allergan, Inc.......................................       43,388
      511      AmeriSourceBergen Corp..............................       38,836
    4,850      Amgen, Inc.*........................................      203,118
    1,000      Applera Corp.-Applied Biosystems Group..............       19,490
      200      Bard (C.R.), Inc....................................       11,316
      250      Bausch & Lomb, Inc..................................        8,462
    2,800      Baxter International, Inc...........................      124,460
    1,200      Becton Dickinson & Co...............................       41,340
      650      Biogen, Inc.*.......................................       26,930
    1,237      Biomet, Inc.........................................       33,547
    1,900      Boston Scientific Corp.*............................       55,708
    9,100      Bristol-Myers Squibb Co.............................      233,870
    2,150      Cardinal Health, Inc................................      132,031
      900      Chiron Corp.*.......................................       31,815
      650      CIGNA Corp..........................................       63,323
    5,300      Eli Lilly & Co......................................      298,920
      800      Forest Laboratories, Inc.*..........................       56,640
    1,000      Genzyme Corp.*......................................       19,240
    1,450      Guidant Corp.*......................................       43,834
    2,450      HCA, Inc............................................      116,375
    1,100      Health Management Associates, Inc.*.................       22,165
    1,850      HealthSouth Corp.*..................................       23,661
      750      Humana, Inc.*.......................................       11,723
    2,600      Immunex Corp.*......................................       58,084
   14,090      Johnson & Johnson...................................      736,343
    1,133      King Pharmaceuticals, Inc.*.........................       25,209
      450      Manor Care, Inc.*...................................       10,350
    1,300      McKesson HBOC, Inc..................................       42,510
    1,200      MedImmune, Inc.*....................................       31,680
    5,750      Medtronic, Inc......................................      246,388
   10,650      Merck & Co., Inc....................................      539,316
   29,350      Pfizer, Inc.........................................    1,027,250
    6,050      Pharmacia Corp......................................      226,572
      550      Quintiles Transnational Corp.*......................        6,870
    6,850      Schering-Plough Corp................................      168,510
      450      St. Jude Medical, Inc.*.............................       33,233
      900      Stryker Corp........................................       48,159
    1,550      Tenet Healthcare Corp.*.............................      110,903
    1,400      UnitedHealth Group, Inc.............................      128,170
      550      Watson Pharmaceuticals, Inc.*.......................       13,898
      700      Wellpoint Health Networks, Inc., Class A*...........       54,467
    6,200      Wyeth...............................................      317,440
      960      Zimmer Holdings, Inc.*..............................       34,234
                                                                      ----------
                                                                       5,825,803
                                                                      ----------

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002



EQUITY INDEX FUND (Continued)
--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

INDUSTRIALS-- 10.8%
 1,800       3M Co.................................................   $  221,400
   900       Allied Waste Industries, Inc.*........................        8,640
   900       American Power Conversion Corp.*......................       11,367
   300       American Standard Companies, Inc.*....................       22,530
   750       AMR Corp.*............................................       12,645
   800       Apollo Group, Inc.*...................................       31,528
 2,900       Automatic Data Processing, Inc........................      126,295
   550       Avery Dennison Corp...................................       34,512
   900       Block (H&R), Inc......................................       41,535
 3,900       Boeing Co.............................................      175,500
 1,800       Burlington Northern Santa Fe Corp.....................       54,000
 1,650       Caterpillar, Inc......................................       80,768
 5,000       Cendant Corp.*........................................       79,400
   800       Cintas Corp...........................................       39,544
 2,400       Concord EFS, Inc.*....................................       72,336
   800       Convergys Corp.*......................................       15,584
   450       Cooper Industries, Inc................................       17,685
   250       Crane Company.........................................        6,345
 1,000       CSX Corp..............................................       35,050
   200       Cummins, Inc..........................................        6,620
   750       Danaher Corp..........................................       49,762
 1,100       Deere & Co............................................       52,690
   550       Delta Airlines, Inc...................................       11,000
   250       Deluxe Corp...........................................        9,723
   550       Donnelley (R.R.) & Sons Co............................       15,152
 1,000       Dover Corp............................................       35,000
   350       Eaton Corp............................................       25,463
 2,000       Emerson Electric Co...................................      107,020
   650       Equifax, Inc..........................................       17,550
 1,450       FedEx Corp............................................       77,430
 3,600       First Data Corp.......................................      133,920
   850       Fiserv, Inc.*.........................................       31,203
   350       Fluor Corp............................................       13,633
   900       General Dynamics Corp.................................       95,715
46,650       General Electric Co...................................    1,355,182
   800       Genuine Parts Co......................................       27,896
   450       Goodrich Corp.........................................       12,294
   450       Grainger (W.W.), Inc..................................       22,545
 3,850       Honeywell International, Inc..........................      135,636
 1,450       Illinois Tool Works, Inc..............................       99,035
 1,350       IMS Health, Inc.......................................       24,232
   750       Ingersoll-Rand Co.....................................       34,245
   450       ITT Industries, Inc...................................       31,770
 2,150       Lockheed Martin Corp..................................      149,425
 2,300       Masco Corp............................................       62,353
   250       McDermott International, Inc.*........................        2,025
   900       Molex, Inc............................................       30,177
   250       Navistar International Corp...........................        8,000
 1,850       Norfolk Southern Corp.................................       43,253
   550       Northrop Grumman Corp.................................       68,750

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

INDUSTRIALS (Continued)
      525       PACCAR, Inc........................................     $ 23,305
      550       Pall Corp..........................................       11,412
      550       Parker-Hannifin Corp...............................       26,285
    1,750       Paychex, Inc.......................................       54,758
    1,100       Pitney Bowes, Inc..................................       43,692
      400       Power-One, Inc.*...................................        2,488
    1,850       Raytheon Co........................................       75,388
      800       Robert Half International, Inc.*...................       18,640
      900       Rockwell Automation, Inc...........................       17,982
      900       Rockwell Collins, Inc..............................       24,678
      250       Ryder System, Inc..................................        6,772
      650       Sabre Holdings Corp., Class A*.....................       23,270
    3,600       Southwest Airlines Co..............................       58,176
      650       Textron, Inc.......................................       30,485
      250       Thomas & Betts Corp.*..............................        4,650
    9,410       Tyco International Ltd.............................      127,129
    1,200       Union Pacific Corp.................................       75,936
    2,200       United Technologies Corp...........................      149,380
    2,950       Waste Management, Inc..............................       76,847
                                                                        --------
                                                                       4,726,636
                                                                        --------

INFORMATION TECHNOLOGY -- 13.6%
    3,700       ADC Telecommunications, Inc.*......................        8,473
    1,100       Adobe Systems, Inc.................................       31,350
    1,600       Advanced Micro Devices, Inc.*......................       15,552
    2,162       Agilent Technologies, Inc.*........................       51,131
    1,800       Altera Corp.*......................................       24,480
    1,750       Analog Devices, Inc.*..............................       51,975
      450       Andrew Corp.*......................................        6,449
    1,700       Apple Computer, Inc.*..............................       30,124
    7,700       Applied Materials, Inc.*...........................      146,454
    1,400       Applied Micro Circuits Corp.*......................        6,622
      500       Autodesk, Inc......................................        6,625
    1,666       Avaya, Inc.*.......................................        8,247
    1,100       BMC Software, Inc.*................................       18,260
    1,300       Broadcom Corp., Class A*...........................       22,802
    2,000       Ciena Corp.*.......................................        8,380
   34,400       Cisco Systems, Inc.*...............................      479,880
      900       Citrix Systems, Inc.*..............................        5,436
    2,750       Computer Associates International, Inc.............       43,697
      850       Computer Sciences Corp.*...........................       40,630
    1,750       Compuware Corp.*...................................       10,623
      850       Comverse Technology, Inc.*.........................        7,871
    4,400       Corning, Inc.*.....................................       15,620
   12,250       Dell Computer Corp.*...............................      320,215
    2,200       Electronic Data Systems Corp.......................       81,730
   10,400       EMC Corp.*.........................................       78,520
    1,550       Gateway, Inc.*.....................................        6,882
   14,165       Hewlett-Packard Co.................................      216,441
   31,400       Intel Corp.........................................      573,678
    8,000       International Business Machines Corp...............      576,000

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (Continued)
    1,000   Intuit, Inc.*..........................................   $   49,720
      900   Jabil Circuit, Inc.*...................................       18,999
    6,400   JDS Uniphase Corp.*....................................       17,088
      900   KLA-Tencor Corp.*......................................       39,591
      650   Lexmark International, Inc.*...........................       35,360
    1,450   Linear Technology Corp.................................       45,573
    1,750   LSI Logic Corp.*.......................................       15,313
   16,100   Lucent Technologies, Inc.*.............................       26,726
    1,500   Maxim Integrated Products, Inc.*.......................       57,495
      400   Mercury Interactive Corp.*.............................        9,184
    2,800   Micron Technology, Inc.*...............................       56,616
   25,400   Microsoft Corp.*.......................................    1,389,380
      200   Millipore Corp.*.......................................        6,396
   10,700   Motorola, Inc..........................................      154,294
      800   National Semiconductor Corp.*..........................       23,336
      450   NCR Corp.*.............................................       15,570
    1,550   Network Appliance, Inc.*...............................       19,282
   18,000   Nortel Networks Corp.*.................................       26,100
    1,750   Novell, Inc.*..........................................        5,618
      700   Novellus Systems, Inc.*................................       23,800
      700   NVIDIA Corp.*..........................................       12,026
   25,800   Oracle Corp.*..........................................      244,326
    2,667   Palm, Inc.*............................................        4,694
    1,200   Parametric Technology Corp.*...........................        4,295
    1,400   PeopleSoft, Inc.*......................................       20,832
      600   PerkinElmer, Inc.......................................        6,630
      800   PMC-Sierra, Inc.*......................................        7,416
      400   QLogic Corp.*..........................................       15,240
    3,650   Qualcomm, Inc.*........................................      100,338
      900   Rational Software Corp.*...............................        7,389
    2,500   Sanmina-SCI Corp.*.....................................       15,775
      750   Scientific-Atlanta, Inc................................       12,338
    2,200   Siebel Systems, Inc.*..................................       31,284
    3,850   Solectron Corp.*.......................................       23,677
   15,300   Sun Microsystems, Inc.*................................       76,653
    1,050   Symbol Technologies, Inc...............................        8,925
      400   Tektronix, Inc.*.......................................        7,484
    1,900   Tellabs, Inc.*.........................................       11,780
      900   Teradyne, Inc.*........................................       21,150
    8,200   Texas Instruments, Inc.................................      194,340
      850   Thermo Electron Corp.*.................................       14,025
    1,550   Unisys Corp.*..........................................       13,950
    1,950   VERITAS Software Corp.*................................       38,590
      900   Vitesse Semiconductor Corp.*...........................        2,799
      600   Waters Corp.*..........................................       16,020
    3,400   Xerox Corp.*...........................................       23,698
    1,550   Xilinx, Inc.*..........................................       34,766
    2,750   Yahoo!, Inc.*..........................................       40,590
                                                                      ----------
                                                                       5,940,618
                                                                      ----------


--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

MATERIALS-- 3.1%
    1,100   Air Products & Chemicals, Inc...........................     $55,517
    1,500   Alcan, Inc..............................................      56,280
    4,006   Alcoa, Inc..............................................     132,799
      350   Allegheny Technologies, Inc.............................       5,530
      300   Ball Corp...............................................      12,444
    2,521   Barrick Gold Corp.......................................      47,874
      200   Bemis Company, Inc......................................       9,500
      250   Boise Cascade Corp......................................       8,632
    4,302   Dow Chemical Co.........................................     147,903
    4,650   Du Pont (E.I.) De Nemours & Co..........................     206,460
      350   Eastman Chemical Co.....................................      16,415
      650   Ecolab, Inc.............................................      30,049
      650   Engelhard Corp..........................................      18,408
      650   Freeport-McMoRan Copper & Gold, Inc., Class B*..........      11,603
    1,079   Georgia-Pacific Corp....................................      26,522
      250   Great Lakes Chemical Corp...............................       6,622
      550   Hercules, Inc.*.........................................       6,380
      900   Inco Ltd.*..............................................      20,376
      450   International Flavors & Fragrances, Inc.................      14,620
    2,306   International Paper Co..................................     100,495
      450   Louisiana-Pacific Corp.*................................       4,766
      889   MeadWestvaco Corp.......................................      29,835
    1,850   Newmont Mining Corp.....................................      48,710
      350   Nucor Corp..............................................      22,764
      700   Pactiv Corp.*...........................................      16,660
      450   Phelps Dodge Corp.*.....................................      18,540
    1,550   Placer Dome, Inc........................................      17,376
      800   PPG Industries, Inc.....................................      49,520
      750   Praxair, Inc............................................      42,728
    1,000   Rohm & Haas Co..........................................      40,490
      350   Sealed Air Corp.*.......................................      14,094
      350   Sigma Aldrich Corp......................................      17,553
      200   Temple-Inland, Inc......................................      11,572
      450   United States Steel Corp................................       8,951
      450   Vulcan Materials Co.....................................      19,710
    1,000   Weyerhaeuser Co.........................................      63,850
      450   Worthington Industries, Inc.............................       8,145
                                                                      ----------
                                                                       1,369,693
                                                                      ----------

MISCELLANEOUS-- 2.1%
    9,069   Standard & Poor's
              Depositary Receipts...................................     897,468
                                                                      ----------

--------------------------------------------------------------------------------

                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES-- 4.0%
      1,450     Alltel Corp........................................  $    68,150
     17,917     AT&T Corp..........................................      191,712
     12,747     AT&T Wireless Services, Inc.*......................       74,570
      8,850     BellSouth Corp.....................................      278,775
        650     CenturyTel, Inc....................................       19,175
      1,300     Citizens Communications Co.*.......................       10,868
      3,800     Nextel Communications, Inc., Class A*..............       12,198
      7,837     Qwest Communications International, Inc.*..........       21,944
     15,700     SBC Communications, Inc............................      478,850
      4,200     Sprint Corp........................................       44,562
      4,600     Sprint Corp. (PCS Group)*..........................       20,562
     12,803     Verizon Communications, Inc........................      514,040
                                                                     -----------
                                                                       1,735,406
                                                                     -----------

UTILITIES-- 3.0%
      2,500     AES Corp.*.........................................       13,550
        600     Allegheny Energy, Inc..............................       15,450
        650     Ameren Corp........................................       27,956
      1,620     American Electric Power Co., Inc...................       64,832
      1,700     Calpine Corp.*.....................................       11,951
        750     Cinergy Corp.......................................       26,993
        650     CMS Energy Corp....................................        7,137
      1,000     Consolidated Edison, Inc...........................       41,750
        750     Constellation Energy Group, Inc....................       22,005
      1,300     Dominion Resources, Inc............................       86,060
        750     DTE Energy Co......................................       33,480
      3,900     Duke Energy Corp...................................      121,290
      1,600     Dynegy, Inc........................................       11,520
      1,550     Edison International, Inc.*........................       26,350
      2,692     El Paso Corp.......................................       55,482
      1,100     Entergy Corp.......................................       46,684
      1,462     Exelon Corp........................................       76,463
      1,432     FirstEnergy Corp...................................       47,800
        800     FPL Group, Inc.....................................       47,992
        700     KeySpan Corp.......................................       26,355
        600     Kinder Morgan, Inc.................................       22,812
      1,877     Mirant Corp.*......................................       13,702
        200     NICOR, Inc.........................................        9,150

--------------------------------------------------------------------------------
   SHARES/FACE                                                            MARKET
     AMOUNT     COMPANY/DESCRIPTION                                        VALUE
--------------------------------------------------------------------------------

UTILITIES (Continued)
      1,000     NiSource, Inc......................................  $    21,830
        200     Peoples Energy Corp................................        7,292
      1,850     PG&E Corp.*........................................       33,097
        350     Pinnacle West Capital Corp.........................       13,825
        650     PPL Corp...........................................       21,502
      1,050     Progress Energy, Inc...............................       54,610
      1,000     Public Service Enterprise Group, Inc...............       43,300
      1,450     Reliant Energy, Inc................................       24,505
      1,000     Sempra Energy Co...................................       22,130
      3,300     Southern Co........................................       90,420
        700     Teco Energy, Inc...................................       17,325
      1,300     TXU Corp...........................................       67,015
      2,400     Williams Companies, Inc............................       14,376
      1,882     Xcel Energy, Inc...................................       31,561
                                                                     -----------
                                                                       1,319,552
                                                                     -----------

TOTAL COMMON STOCKS
(COST $53,662,216)-- 99.8%.........................................   43,543,651
                                                                     -----------

REPURCHASE AGREEMENT
(Cost $107,000)-- 0.2%
           Northern Trust Co.
           1.85%, dated 06/28/02,
           repurchase price $107,017
           maturing 07/01/02
           (collateralized by U.S. Treasury
$107,000   Note, 5.75%, 04/30/03)..................................      107,000
                                                                     -----------


TOTAL INVESTMENTS
(COST $53,769,216)-- 100.0%........................................   43,650,651

Liabilities less other assets-- (0.0)%.............................     (19,654)
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
           (equivalent to $6.81 per share;
           unlimited shares of $1.00 par value
           capital shares authorized;
           6,411,230 shares outstanding)...........................  $43,630,997
                                                                     -----------

  ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
SMALL CAP FUND1
(Formerly the UMB Scout Regional Fund)*


OBJECTIVE: The UMB Scout Small Cap Fund seeks long-term growth of capital and income by investing in smaller companies located anywhere in the United States.

Please note that effective July 2, 2001, the UMB Scout Regional Fund changed its name to the UMB Scout Small Cap Fund and modified its investment objective and certain investment policies.

We are pleased to report to you that over the last twelve months the UMB Scout Small Cap Fund produced a positive total rate of return of 0.68%. Admittedly, it was a modest rate of return, but it was earned in one of the more trying environments in recent history. The Fund closed its fiscal year ended June 30, 2002 at $10.79 and had a total return (price change and reinvested distributions) of 0.68% for the fiscal year. The Fund's benchmarks, the Russell 2000 Index and the Lipper Small-Cap Core Fund Index registered returns of -8.60% and -4.94% for the fiscal year, respectively. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

The market, as measured by the three gauges (valuations, monetary conditions and investor sentiment) we use to monitor its health, began the fiscal year in poor condition. Therefore, we began the year with sizeable cash reserves and a heavy value orientation to our equity choices. This initial cautious stance served the Fund quite well throughout the summer and into the fall, but ended at the time of the tragic terrorist attacks.

That tragedy produced immediate fear and capitulation among equity investors and was followed in short order by the Federal Reserve's opening of the monetary spigots. By late September, valuation, monetary conditions and investor sentiment were conducive to a strong intermediate advance which, for the most part, continued through the remainder of 2001.

Early in 2002, the stock market's rebound and the Federal Reserve's efforts to remove the 9/11 liquidity from the system caused our gauges to once again deteriorate to unfavorable levels. As a result, the Fund maintained meaningful cash reserves and a relatively conservative risk structure with respect to our equity selections.

While the news accompanying last fall's decline was foreign-terrorist related, the news that is creating a steep sell-off at this fiscal year-end is the exposure of financial reporting malpractice. Both serve the same purpose of creating investor negativism and a restoration of equity value. To restore market stability, we feel the Federal Reserve is in the process of taking a much more accommodating stance at which point all three gauges will again be positive.


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

As you can see, the cycles continue to play themselves out as they normally do; however, there is one important observation we have gleaned from our recent research efforts. In a general context by our measurements, we expect the "growth" segment of the small cap market after two years of extreme underperformance now to offer better relative valuation than the "value" segment. This is a significant change, as we have been almost exclusively using "value-oriented" small cap stocks for the last two years. Currently, the portfolio is close to its maximum reserve level as we wait for this recent downturn to exhaust itself. The portfolio has heavy exposure to stocks that we believe will rebound in an improving economic environment, as well as an ever-increasing exposure to growth-oriented technology issues, an area we all but avoided over the last two years.

I want to personally thank you for your interest and investment in the UMB Scout Small Cap Fund. Your trust and support is of utmost importance to me and the staff working on your behalf.

DAVID R. BAGBY, CFA
Scout Investment Advisors, Inc.

1Due to the limited focus of this Fund, the UMB Scout Small Cap Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT SMALL CAP FUND (UMBHX)
 as of June 30, 2002

             Small Cap     Russell 2000  Lipper Small-Cap
                Fund          Index         Core Index
                ----          -----        ----------

 6/30/1992     10,000         10,000         10,000
 9/30/1992     10,116         10,288         10,154
12/31/1992     10,567         11,825         11,698
 3/31/1993     10,637         12,331         12,088
 6/30/1993     10,550         12,601         12,224
 9/30/1993     10,784         13,703         12,913
12/31/1993     11,198         14,058         13,234
 3/31/1994     11,068         13,683         13,031
 6/30/1994     11,057         13,148         12,618
 9/30/1994     11,390         14,061         13,414
12/31/1994     11,276         13,801         13,256
 3/31/1995     11,926         14,439         14,221
 6/30/1995     12,603         15,792         15,218
 9/30/1995     13,367         17,352         16,877
12/31/1995     13,527         17,728         17,331
 3/31/1996     14,129         18,633         18,529
 6/30/1996     14,560         19,565         19,761
 9/30/1996     14,658         19,631         19,884
12/31/1996     15,224         20,654         20,575
 3/31/1997     15,311         19,586         19,451
 6/30/1997     16,790         22,761         22,748
 9/30/1997     18,872         26,148         26,561
12/31/1997     18,728         25,273         25,150
 3/31/1998     19,973         27,815         27,887
 6/30/1998     19,211         26,518         26,598
 9/30/1998     16,597         21,176         20,747
12/31/1998     18,039         24,629         24,236
 3/31/1999     16,900         23,293         22,189
 6/30/1999     19,979         26,916         25,575
 9/30/1999     18,575         25,214         24,484
12/31/1999     18,266         29,865         29,125
 3/31/2000     18,674         31,980         32,130
 6/30/2000     18,267         30,771         31,616
 9/30/2000     20,555         31,112         32,505
12/31/2000     22,253         28,962         31,145
 3/31/2001     22,617         27,078         28,777
 6/30/2001     24,437         30,947         33,197
 9/30/2001     22,580         24,514         27,391
12/31/2001     24,782         29,683         33,364
 3/31/2002     25,556         30,865         34,555
 6/30/2002     24,602         28,287         31,557

 2Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB Scout Small Cap Fund, Russell 2000 Index and Lipper Small-Cap Core Fund Index assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
June 30, 2002

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)

Industrials.......................32%
Info Technology...................16%
Cash & Equivalents................16%
Consumer Discretionary............15%
Finance............................7%
Health Care........................6%
Energy.............................4%
Miscellaneous......................4%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.


--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
as of June 30, 2002
                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------

UMB SCOUT SMALL CAP FUND.................    0.68%    7.19%    7.94%    9.42%
Russell 2000 Index1......................   -8.60%    1.67%    4.44%   10.96%
Lipper Small-Cap Core Fund Index1........   -4.94%    7.26%    6.76%   12.18%
--------------------------------------------------------------------------------

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)

                                         MARKET       PERCENT
                                      VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------

iShares Russell 2000 Growth...........   $1,894         5%
Layne Christensen Co..................    1,859         4%
Kellwood Co...........................    1,606         4%
Kansas City Southern..................    1,394         3%
Baldor Electric Co....................    1,376         3%
LabOne, Inc. .........................    1,373         3%
St. Mary Land & Exploration Co........    1,347         3%
Herley Industries, Inc................    1,315         3%
Lawson Products, Inc. ................    1,306         3%
Garmin Ltd............................    1,301         3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.........  $14,771        34%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.


--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB Scout Small Cap Fund (UMBHX)

                               INCOME &                   CUMULATIVE2
                    NET       SHORT-TERM      LONG-TERM   VALUE  PER
                   ASSET         GAINS          GAINS     SHARE PLUS
                   VALUE     DISTRIBUTION   DISTRIBUTION DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/86........  $ 10.00       $ 0.08        $   --       $ 10.08
12/31/87........     9.87         0.63            --         10.58
12/31/88........     8.67         0.72            --         10.10
12/31/89........     8.32         0.60            --         10.36
12/31/90........     7.61         0.64            --         10.28
12/31/913.......     8.30         0.29            --         11.26
12/31/92........     9.09         0.12            --         12.17
12/31/93........     9.49         0.14            --         12.70
12/31/94........     9.20         0.20          0.15         12.77
12/31/95........    10.11         0.33          0.57         14.57
12/31/96........    10.43         0.23          0.69         15.81
12/31/97........    11.89         0.26          0.63         18.16
12/31/98........    10.46         0.24          0.74         17.71
12/31/99........     9.87         0.16          0.56         17.84
12/31/00........    11.59         0.17          0.23         19.97
12/31/013.......    10.89         0.89          1.07         21.22
06/30/024.......    10.79         0.02            --         21.14
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3The Fund's objective changed in 1991 and was modified in 2001.

 4Six months only. Distributions typically occur in June and December.
  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAP FUND

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 86.3%
CONSUMER DISCRETIONARY-- 15.4%
    15,900     Applebee's International, Inc......................      $364,905
   103,000     Helen of Troy Ltd.*................................     1,198,920
    49,400     Kellwood Co........................................     1,605,500
    30,000     Lee Enterprises, Inc...............................     1,050,000
    14,000     O'Reilly Automotive, Inc.*.........................       385,840
    17,000     Pulitzer, Inc......................................       882,300
    33,900     Sonic Corp.*.......................................     1,064,799
                                                                     -----------
                                                                       6,552,264
                                                                     -----------

ENERGY-- 4.3%
    13,000     CARBO Ceramics, Inc................................       480,350
    56,300     St. Mary Land & Exploration Co.....................     1,347,203
                                                                     -----------
                                                                       1,827,553
                                                                     -----------

FINANCE-- 7.2%
    30,000     Edwards (A.G.), Inc................................     1,166,100
    40,000     Old Republic International Corp....................     1,260,000
    21,000     Reinsurance Group of America, Inc..................       647,220
                                                                     -----------
                                                                       3,073,320
                                                                     -----------

HEALTH CARE-- 5.8%
    52,000     LabOne, Inc.*......................................     1,372,800
    60,000     Serologicals Corp.*................................     1,097,400
                                                                     -----------
                                                                       2,470,200
                                                                     -----------

INDUSTRIALS-- 33.1%
    54,600     Baldor Electric Co.................................     1,375,920
    74,500     BHA Group Holdings, Inc............................     1,218,075
    46,500     Butler Manufacturing Co............................     1,276,425
    36,000     Electro Scientific Industries, Inc.*...............       874,800
    62,000     Herley Industries, Inc.*...........................     1,315,020
   134,000     Isco, Inc..........................................     1,238,160
    82,000     Kansas City Southern*..............................     1,394,000
    42,400     Lawson Products, Inc...............................     1,306,344
   201,000     Layne Christensen Co.*.............................     1,859,250
    36,000     Littelfuse, Inc.*..................................       832,680
    53,000     Teledyne Technologies, Inc.*.......................     1,099,750
    15,000     Werner Enterprises, Inc............................       319,650
                                                                     -----------
                                                                      14,110,074
                                                                     -----------

--------------------------------------------------------------------------------
SHARES/FACE                                                               MARKET
    AMOUNT      COMPANY/DESCRIPTION                                       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY-- 16.0%
    51,000     ANSYS, Inc.*......................................    $ 1,025,100
    41,000     Avocent Corp.*....................................        652,720
    37,000     FEI Co.*..........................................        906,870
    59,000     Garmin Ltd.*......................................      1,300,950
    61,000     Universal Electronics, Inc.*......................        912,560
    39,000     Varian, Inc.*.....................................      1,285,050
    15,200     Zebra Technologies Corp., Class A*................        732,944
                                                                     -----------
                                                                       6,816,194
                                                                     -----------

MISCELLANEOUS-- 4.5%
    39,700     iShares Russell 2000 Growth.......................      1,893,690
                                                                     -----------


TOTAL COMMON STOCK
(COST $33,100,997)-- 86.3%.......................................     36,743,295
                                                                     -----------


REPURCHASE AGREEMENT
(Cost $7,050,000)-- 16.5%
               Northern Trust Co.
               1.85%, dated 06/28/02,
               repurchase price $7,051,087
               maturing 07/01/02
               (collateralized by U.S. Treasury
$7,050,000     Note, 5.75%, 11/30/02)...........................       7,050,000
                                                                     -----------


TOTAL INVESTMENTS
(COST $40,150,997) -- 102.8%....................................      43,793,295


Liabilities less other assets -- (2.8)%.........................     (1,210,323)
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
               (equivalent to $10.79 per share;
               unlimited shares of $1.00 par value
               capital shares authorized;
               3,947,197 shares outstanding)                         $42,582,972
                                                                     -----------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

WORLDWIDE FUND1
WORLDWIDE SELECT FUND1

OBJECTIVE:
The UMB Scout WorldWide and WorldWide Select Funds seek long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the U.S., or whose principal business is carried on outside the U.S.

The year ended June 30, 2002 seemed unusually long marked by the September 11 terrorist attacks followed by a steady stream of bad corporate news calling into question the integrity of our markets, our accounting system and our corporate leaders. The result has been a miserable stock market.

Foreign investing has looked more attractive as the Morgan Stanley Capital EAFE Index has outperformed the Standard and Poor's 500(R) Index for the first time in a number of years. Much of this outperformance comes from the weak dollar. This dollar weakness reflects the concerns of foreign investors in the integrity of our markets more than a real difference in economic prospects.

For over a year before 9/11, the stock market had been falling as the tech bubble burst. In fact, the real market damage was in this preceding year as the S&P 500(R) Index went from 1,500 to 1,100, the Nasdaq went from 4,000 to 1,680, and the EAFE suffered a decline similar to the S&P 500(R) Index.

The bursting of the tech bubble saw demand for computers and communications equipment and their components shrink, and the profits of the companies in these sectors disappear. But in many ways the rest of the world's economy held up, with the exception of Japan.

Offsetting the bursting tech bubble in the United States has been expansionary fiscal and monetary policy, which kept money in the consumer's pocket with tax rebates and lower interest rates. Auto sales and housing have been the big surprises by holding up very well.

The rest of the world had less exposure to technology, though the bursting tech bubble hurt countries which manufactured a lot of these electronic wonders, like Singapore and Taiwan. The continued strength of the U.S. consumer has helped the rest of the world, especially those areas producing consumer goods for our market, like Southeast Asia. The major economic disaster was Argentina. We had a small exposure there that we sold for a modest loss.

We have reduced the number of holdings in the Fund to give better focus. The only new name since December 31st is Embraer, a Brazilian company which is one of the major manufacturers of regional jets and the fourth largest aircraft manufacturer in the world.2

The Fund outperformed the EAFE in the first half of the year, but lost a little ground against the Index in the last half. The main factors affecting the relative results were disappointments in the health care sector and our underweight in Japan. Helping relative results was the raw materials sector as papers and metals did fairly well.

The UMB Scout WorldWide Fund closed the year ended June 30, 2002 at $17.78 per share and had a total return (price change and reinvested distributions) of -4.08% for the last quarter and -8.48% for the fiscal year. The UMB Scout WorldWide Select Fund closed the year ended June 30, 2002 at $8.65 per share and had a total return (price change and reinvested distributions) of -4.50% for the last quarter and -10.88% for the fiscal year. The Funds' benchmark, the Morgan Stanley Capital International EAFE Index, posted returns of -1.94% for the quarter and -9.22% for the fiscal year.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

1Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.

2Portfolio composition will change due to ongoing management of the Funds.
 References to specific securities or sectors should not be construed as a recommendation by the Funds, their advisor or distributor.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE FUND (UMBWX)
 as of June 30, 2002

             WorldWide  MSCI EAFE
                Fund      Index
                ----      -----

 9/14/1993     10,000     10,000
 9/30/1993     10,030      9,799
12/31/1993     10,573      9,890
 3/31/1994     10,533     10,242
 6/30/1994     10,593     10,773
 9/30/1994     11,073     10,790
12/31/1994     10,976     10,687
 3/31/1995     11,169     10,895
 6/30/1995     11,877     10,983
 9/30/1995     12,360     11,449
12/31/1995     12,586     11,922
 3/31/1996     13,107     12,275
 6/30/1996     13,628     12,479
 9/30/1996     13,892     12,473
12/31/1996     14,896     12,681
 3/31/1997     15,291     12,491
 6/30/1997     17,226     14,122
 9/30/1997     18,131     14,031
12/31/1997     17,629     12,942
 3/31/1998     20,105     14,855
 6/30/1998     20,713     15,023
 9/30/1998     17,977     12,897
12/31/1998     20,796     15,573
 3/31/1999     21,389     15,801
 6/30/1999     22,971     16,213
 9/30/1999     23,545     16,936
12/31/1999     27,331     19,824
 3/31/2000     27,768     19,814
 6/30/2000     27,427     19,041
 9/30/2000     26,001     17,516
12/31/2000     25,099     17,057
 3/31/2001     22,712     14,728
 6/30/2001     23,336     14,600
 9/30/2001     20,321     12,563
12/31/2001     22,337     13,440
 3/31/2002     22,265     13,517
 6/30/2002     21,357     13,255

 3Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB WorldWide Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.


--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE FUND (UMBWX)
 as of June 30, 2002

Country Diversification (based on total investments as of 6/30/02) *includes short-term cash investments


           % Total                      % Total                   % Total
            -------                      -------                   -------
Australia      6%       Hong Kong           1%       Taiwan           1%
Austria        2%       Ireland             2%        UK             11%
Belgium        1%       Italy               4%        USA             1%
Brazil         3%       Japan              11%        Cash           18%
Canada         8%       Netherlands         2%
Chile          1%       Norway              2%
Denmark        2%       Portugal            1%
Finland        1%       Spain               1%
France         6%       Sweden              4%
Germany        7%       Switzerland         4%
           --------                    --------



  Based on total investments as of June 30, 2002.
  Subject to change.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
 as of June 30, 2002

             WorldWide Sel MSCI EAFE
                 Fund        Index
                 ----        -----

  5/17/1999     10,000      10,000
  6/30/1999     10,200      10,076
  9/30/1999     10,340      10,525
 12/31/1999     12,089      12,320
  3/31/2000     12,180      12,314
  6/30/2000     12,049      11,834
  9/30/2000     11,330      10,886
 12/31/2000     10,924      10,601
  3/31/2001      9,717       9,153
  6/30/2001      9,968       9,074
  9/30/2001      8,428       7,808
 12/31/2001      9,435       8,353
  3/31/2002      9,302       8,400
  6/30/2002      8,883       8,238

 3Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB WorldWide Select Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period. For illustrative purposes only; may not represent your returns.


--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
 UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
 as of June 30, 2002



            % Total                     % Total                   % Total
             -------                     -------                   -------
Australia       7%       Hong Kong          2%        Taiwan          2%
Austria         2%       Ireland            2%        UK             13%
Belgium         1%       Italy              5%        USA             1%
Brazil          3%       Japan             13%        Cash            3%
Canada          9%       Netherlands        3%
Chile           1%       Norway             2%
Denmark         2%       Portugal           2%
Finland         2%       Spain              1%
France          7%       Sweden             5%
Germany         8%       Switzerland        4%
            --------                      -------




  Based on total investments as of June 30, 2002.
  Subject to change.

June 30, 2002

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2002
                                        1 YEAR   3 YEARS  5 YEARS  INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT WORLDWIDE FUND...............  -8.48%   -2.40%    4.39%     9.01%
MSCI EAFE Index-U.S. Dollars1..........  -9.22%   -6.50%   -1.26%     3.26%
Lipper Global Fund Index1.............. -13.42%   -4.29%    1.91%     6.91%
Lipper International Fund Index1.......  -7.29%   -3.75%    0.21%     5.37%
--------------------------------------------------------------------------------

  Inception -- September 14, 1993.

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)

                                       MARKET        PERCENT
                                    VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------

Canon, Inc............................ $ 13,437        3%
Imperial Oil Ltd......................    9,675        2%
Luxottica Group S.p.A.................    9,416        2%
Electrolux A.B........................    9,267        2%
Imperial Chemical Industries PLC......    7,891        2%
Siemens A.G. .........................    7,621        2%
Magna International, Inc..............    7,505        2%
Novo-Nordisk A.S......................    7,488        2%
Norsk Hydro A.S. .....................    6,980        2%
Commonwealth Bank of Australia........    6,646        2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.........  $85,926       21%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2002.
Subject to change.


--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)

                               INCOME &                    CUMULATIVE2
                      NET     SHORT-TERM     LONG-TERM      VALUE PER
                      ASSET       GAINS        GAINS       SHARE PLUS
                      VALUE   DISTRIBUTION  DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/93.........    $10.68       $ 0.03        $   --       $ 10.71
12/31/94.........     10.84         0.24            --         11.11
12/31/95.........     12.08         0.30          0.04         12.69
12/31/96.........     13.94         0.24          0.10         14.89
12/31/97.........     16.02         0.31          0.16         17.44
12/31/98.........     18.56         0.31          0.02         20.31
12/31/99.........     23.77         0.45          0.12         26.09
12/31/00.........     21.24         0.05          0.56         24.17
12/31/01.........     18.67         0.23          0.01         21.84
06/30/023........     17.78         0.07            --         21.02
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------

UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of June 30, 2002
                                          1 YEAR     3 YEARS     INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND.......   -10.88%      -4.50%     -3.72%
MSCI EAFE Index-U.S. Dollars1.........    -9.22%      -6.50%     -6.02%
Lipper Global Fund Index1.............   -13.42%      -4.29%     -3.53%
Lipper International Fund Index1......    -7.29%      -3.75%     -3.12%
--------------------------------------------------------------------------------

  Inception -- May 17, 1999.

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on page 21 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)

                                       MARKET       PERCENT
                                    VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------

Canon, Inc............................ $1,672         4%
Imperial Oil Ltd......................  1,204         3%
Electrolux A.B........................  1,153         3%
Luxottica Group S.p.A.................  1,140         3%
Imperial Chemical Industries PLC......    982         2%
Siemens A.G...........................    948         2%
Magna International, Inc..............    934         2%
Svenska Cellulosa A.B.................    932         2%
Novo-Nordisk A.S......................    932         2%
Henkel KGaA, Pfd......................    921         2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.........$10,818        25%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002. Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)

                           INCOME &                  CUMULATIVE2
                    NET   SHORT-TERM      LONG-TERM   VALUE PER
                   ASSET     GAINS          GAINS     SHARE PLUS
                   VALUE  DISTRIBUTION  DISTRIBUTION DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/99........ $ 12.00      $ 0.08       $   --      $ 12.08
12/31/00........   10.77        0.08           --        10.93
12/31/01........    9.23        0.07           --         9.47
06/30/023.......    8.65        0.04           --         8.93
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
June 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

WORLDWIDE FUND

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S)-- 83.6%
AUSTRALIA-- 5.8%
   509,832    BHP Billiton Ltd. .................................    $ 6,016,018
   279,000    Coca-Cola Amatil Ltd. .............................      1,998,505
   306,471    Coca-Cola Amatil Ltd.1 ............................      1,097,673
   183,780    Coles Myer Ltd. ...................................      5,706,369
   359,500    Commonwealth Bank of Australia1 ...................      6,645,896
   110,000    CSL Limited1 ......................................      1,987,200
                                                                     -----------
                                                                      23,451,661
                                                                     -----------

AUSTRIA-- 1.5%
    60,400    OMV A.G.1 .........................................      5,935,605
                                                                     -----------

BELGIUM-- 1.1%
    60,300    Solvay S.A.1 ......................................      4,341,600
                                                                     -----------

BRAZIL -- 3.1%
   245,000    Aracruz Celulosa S.A. ..............................     4,900,000
   175,000    Companhia de Bebidas das Americas .................      2,719,500
   225,800    Empresa Brasileira de Aeronautica S.A. .............     4,832,120
                                                                     -----------
                                                                      12,451,620
                                                                     -----------

CANADA-- 8.0%
   192,100    BCE, Inc. .........................................      3,346,382
   128,800    CP HOLDERS ........................................      5,806,304
   310,200    Imperial Oil Ltd. .................................      9,675,138
   109,000    Magna International, Inc. .........................      7,504,650
    90,100    Potash Corp. of Saskatchewan, Inc. ................      6,009,670
                                                                     -----------
                                                                      32,342,144
                                                                     -----------

CHILE-- 1.1%
   192,100    Sociedad Quimica Y Minera S.A. ....................      4,260,778
                                                                     -----------

DENMARK-- 1.8%
   227,600    Novo-Nordisk A.S. .................................      7,488,040
                                                                     -----------

FINLAND-- 1.4%
   387,350    Nokia Corp. ADR, Class A ..........................      5,608,828
                                                                     -----------

FRANCE-- 6.4%
    78,700    Aventis S.A. ......................................      5,542,841
   106,540    Carrefour S.A.1 ...................................      5,766,313
   108,500    Groupe Danone .....................................      2,980,495
   205,750    Technip-Coflexip S.A. .............................      5,452,375
    76,335    TotalFinaElf S.A. .................................      6,175,501
                                                                     -----------
                                                                      25,917,525
                                                                     -----------

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

GERMANY-- 6.7%
   189,000    Allianz A.G. ......................................    $ 3,761,100
   152,700    Bayer A.G. ........................................      4,903,197
    53,000    Fresenius Medical Care A.G. .......................        785,990
   115,000    Fresenius Medical Care A.G. Pfd. ..................      1,276,500
    83,600    Henkel KGaA, Pfd. .................................      5,746,555
   125,380    SAP A.G. ..........................................      3,045,480
   128,300    Siemens A.G. ......................................      7,621,020
                                                                     -----------
                                                                      27,139,842
                                                                     -----------

HONG KONG-- 1.4%
 1,388,320    CLP Holdings Ltd. .................................      5,517,878
                                                                     -----------

IRELAND-- 1.9%
   314,700    Elan Corp. PLC* ...................................      1,721,409
   174,400    Ryanair Holdings PLC* .............................      6,081,502
                                                                     -----------
                                                                       7,802,911
                                                                     -----------

ITALY -- 4.5%
   495,600    Luxottica Group S.p.A. ............................      9,416,400
 1,297,720    Parmalat Finanziaria S.p.A.1 ......................      4,011,717
    61,800    Telecom Italia S.p.A. .............................      4,826,580
                                                                     -----------
                                                                      18,254,697
                                                                     -----------

JAPAN-- 11.3%
   355,200    Canon, Inc. .......................................     13,437,216
   101,200    Ito Yokado Ltd. ...................................      5,009,501
   273,400    KAO Corp.1 ........................................      6,295,750
    67,500    Kyocera Corp. .....................................      4,968,000
   235,300    Minebea Co., Ltd.1 ................................      1,382,084
    80,300    Sony Corp. ........................................      4,263,930
   129,500    Takeda Chemical Industries1 .......................      5,683,232
    92,400    Toyota Motor Corp. ................................      4,897,200
                                                                     -----------
                                                                      45,936,913
                                                                     -----------

NETHERLANDS-- 2.4%
   182,538    Aegon N.V. ........................................      3,714,648
    86,800    Akzo Nobel N.V. ...................................      3,775,800
   158,300    ASM Lithography Holding N.V.* .....................      2,393,496
                                                                     -----------
                                                                       9,883,944
                                                                     -----------
NORWAY-- 1.7%
   145,055    Norsk Hydro A.S. ..................................      6,980,047
                                                                     -----------


PORTUGAL -- 1.4%
   781,060    Portugal Telecom S.A. .............................      5,553,337
                                                                     -----------


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

WORLDWIDE FUND (Continued)

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

SINGAPORE-- 0.2%
   119,700     Flextronics International Ltd.*..............           $853,461
                                                                    -----------

SPAIN-- 1.3%
   261,200     Repsol YPF S.A. .............................          3,089,996
    93,087     Telefonica de Espana S.A.,
                 Sponsored ADR* ............................          2,313,212
                                                                    -----------
                                                                      5,403,208
                                                                    -----------

SWEDEN-- 3.8%
   231,100     Electrolux A.B. .............................          9,267,110
   170,100     Svenska Cellulosa A.B.1 .....................          6,052,393
                                                                    -----------
                                                                     15,319,503
                                                                    -----------

SWITZERLAND-- 3.8%
    86,000     Nestle S.A. .................................          5,013,241
   100,426     Novartis A.G. ...............................          4,401,672
   225,800     Serono S.A. .................................          3,680,540
    98,000     STMicroelectronics N.V. .....................          2,384,340
                                                                    -----------
                                                                      15,479,793
                                                                    -----------
TAIWAN-- 1.3%
   413,864     Taiwan Semiconductor
                 Manufacturing Co. Ltd.* ...................           5,380,232
                                                                     -----------

UNITED KINGDOM-- 10.8%
    95,600     BP PLC, Sponsored ADR .......................           4,826,844
   212,972     Cadbury Schweppes PLC .......................           6,427,495
   227,100     Carlton Communications PLC ..................           3,905,893
   409,900     Imperial Chemical Industries PLC ............           7,890,575
   223,950     Royal Bank of Scotland Group PLC1 ...........           6,349,802
   144,600     Shire Pharmaceutical Group PLC* .............           3,732,126
   575,106     Six Continents PLC ..........................           6,004,107
   348,800     Vodafone Group PLC ..........................           4,761,120
                                                                     -----------
                                                                      43,897,962
                                                                     -----------

UNITED STATES-- 0.9%
   117,300     AFLAC, Inc. .................................           3,753,600
                                                                     -----------

TOTAL COMMON STOCKS (ADR'S)
(COST $335,020,811)-- 83.6%...................................       338,955,129
                                                                     -----------

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES-- 8.2%
               Federal Home Loan Bank
$15,000,000    1.72%, 07/03/02 ..................................   $ 14,998,567
               Federal Home Loan Mortgage Corp.
 18,000,000    1.70%, 07/02/02...................................     17,999,165
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $32,997,732)-- 8.2% .......................................     32,997,732
                                                                    ------------


REPURCHASE AGREEMENT
(COST $41,488,000)-- 10.2%
               Northern Trust Co.
               1.85%, dated 06/28/02,
               repurchase price $41,494,396
               maturing 07/01/02
               (collateralized by U.S. Treasury
41,488,000     Note, 5.75%, 04/30/03).........................        41,488,000
                                                                    ------------

TOTAL INVESTMENTS
(COST $409,506,543)-- 102.0% .................................       413,440,861


Liabilities less other assets-- (2.0)%........................       (8,194,137)
                                                                    ------------

TOTAL NET ASSETS -- 100.0%
               (equivalent to $17.78 per share;
               30,000,000 shares of $1.00 par value
               capital shares authorized;
               22,789,135 shares outstanding).................      $405,246,724
                                                                    ------------

  ADR - American Depositary Receipt

*Non-income producing security

 1Non ADR

See accompanying Notes to Financial Statements.

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

WORLDWIDE SELECT FUND

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S)-- 96.7%
AUSTRALIA-- 7.0%
   63,431     BHP Billiton Ltd. .................................     $  748,486
   73,000     Coca-Cola Amatil Ltd. .............................        522,906
   19,951     Coca-Cola Amatil Ltd.1 ............................         71,458
   22,800     Coles Myer Ltd. ...................................        707,940
   43,500     Commonwealth Bank of Australia1 ...................        804,163
   10,500     CSL Limited1 ......................................        189,687
                                                                      ----------
                                                                       3,044,640
                                                                      ----------

AUSTRIA-- 1.9%
    8,400     OMV A.G.1 .........................................        825,481
                                                                      ----------

BELGIUM-- 1.4%
    8,400     Solvay S.A.1 ......................................        604,800
                                                                      ----------

BRAZIL -- 3.4%
   30,000     Aracruz Celulosa S.A. .............................        600,000
   17,000     Companhia de Bebidas
              das Americas ......................................        264,180
   28,100     Empresa Brasileira
              de Aeronautica S.A. ...............................        601,340
                                                                      ----------
                                                                       1,465,520
                                                                      ----------

CANADA-- 8.8%
   23,900     BCE, Inc. .........................................        416,338
   14,000     CP HOLDERS ........................................        631,120
   38,600     Imperial Oil Ltd. .................................      1,203,934
   13,570     Magna International, Inc. .........................        934,295
   10,000     Potash Corp. of Saskatchewan, Inc. ................        667,000
                                                                      ----------
                                                                       3,852,687
                                                                      ----------

CHILE-- 1.2%
   23,900     Sociedad Quimica Y Minera S.A. ....................        530,102
                                                                      ----------


DENMARK-- 2.1%
   28,325     Novo-Nordisk A.S. ..................................       931,893
                                                                      ----------

FINLAND-- 1.5%
   46,450     Nokia Corp. ADR, Class A ..........................        672,596
                                                                      ----------

FRANCE-- 6.9%
    8,700     Aventis S.A. ......................................        612,741
   11,260     Carrefour S.A.1 ...................................        609,430
   13,500     Groupe Danone .....................................        370,845
   24,200     Technip-Coflexip S.A. .............................        641,300
    9,500     TotalFinaElf S.A. .................................        768,550
                                                                      ----------
                                                                       3,002,866
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

GERMANY-- 8.1%
   27,000     Allianz A.G. ......................................     $  537,300
   19,000     Bayer A.G. ........................................        610,090
   19,100     Fresenius Medical Care A.G. Pfd. ..................        212,010
   13,400     Henkel KGaA, Pfd. .................................        921,099
   12,560     SAP A.G. ..........................................        305,082
   15,962     Siemens A.G. ......................................        948,143
                                                                      ----------
                                                                       3,533,724
                                                                      ----------

HONG KONG-- 2.1%
  229,960     CLP Holdings Ltd. .................................        913,976
                                                                      ----------

IRELAND-- 2.2%
   39,150     Elan Corp. PLC* ...................................        214,150
   21,700     Ryanair Holdings PLC* .............................        756,701
                                                                      ----------
                                                                         970,851
                                                                      ----------

ITALY -- 5.0%
   60,000     Luxottica Group S.p.A..............................      1,140,000
  145,340     Parmalat Finanziaria S.p.A.1 ......................        449,298
    7,700     Telecom Italia S.p.A. .............................        601,370
                                                                      ----------
                                                                       2,190,668
                                                                      ----------

JAPAN-- 13.0%
   44,200     Canon, Inc. .......................................      1,672,086
   12,600     Ito Yokado Ltd. ...................................        623,713
   27,700     KAO Corp.1 ........................................        637,865
    8,400     Kyocera Corp. .....................................        618,240
   32,800     Minebea Co., Ltd.1 ................................        192,658
   10,000     Sony Corp. ........................................        531,000
   17,700     Takeda Chemical Industries1 .......................        776,781
   11,500     Toyota Motor Corp. ................................        609,500
                                                                      ----------
                                                                       5,661,843
                                                                      ----------

NETHERLANDS-- 2.6%
   18,000     Aegon N.V. ........................................        366,300
   10,800     Akzo Nobel N.V. ...................................        469,800
   19,700     ASM Lithography Holding N.V.* .....................        297,864
                                                                      ----------
                                                                       1,133,964
                                                                      ----------

NORWAY-- 1.7%
   15,000     Norsk Hydro A.S. ..................................        721,800
                                                                      ----------


PORTUGAL -- 1.6%
   97,176     Portugal Telecom S.A. .............................        690,921
                                                                      ----------


SINGAPORE-- 0.2%
   14,900     Flextronics International Ltd.* ...................        106,237
                                                                      ----------

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

WORLDWIDE SELECT FUND (Continued)

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

SPAIN-- 1.5%
   32,500      Repsol YPF S.A. ..................................     $  384,475
   11,584      Telefonica de Espana S.A.,
                 Sponsored ADR* .................................        287,862
                                                                      ----------
                                                                         672,337
                                                                      ----------

SWEDEN-- 4.8%
   28,750      Electrolux A.B. ..................................      1,152,875
   26,200      Svenska Cellulosa A.B.1 ..........................        932,232
                                                                      ----------
                                                                       2,085,107
                                                                      ----------

SWITZERLAND-- 4.4%
   10,700      Nestle S.A. ......................................        623,740
   12,500      Novartis A.G. ....................................        547,875
   28,100      Serono S.A. ......................................        458,030
   12,200      STMicroelectronics N.V. ...........................       296,826
                                                                      ----------
                                                                       1,926,471
                                                                      ----------

TAIWAN-- 1.6%
   52,030      Taiwan Semiconductor
                 Manufacturing Co. Ltd.*.........................        676,390
                                                                      ----------

UNITED KINGDOM-- 12.6%
   10,000       BP PLC, Sponsored ADR ...........................        504,900
   26,500       Cadbury Schweppes PLC ...........................        799,770
   28,600       Carlton Communications PLC ......................        491,891
   51,000       Imperial Chemical Industries PLC ................        981,750
   31,755       Royal Bank of Scotland
                Group PLC1 ......................................        900,371
   18,000       Shire Pharmaceutical Group PLC* .................        464,580
   71,550       Six Continents PLC ..............................        746,982
   43,400       Vodafone Group PLC ..............................        592,410
                                                                      ----------
                                                                       5,482,654
                                                                      ----------

UNITED STATES-- 1.1%
   14,600       AFLAC, Inc. .....................................        467,200
                                                                      ----------


TOTAL COMMON STOCKS (ADR'S)
(COST $46,800,124)-- 96.7% ......................................     42,164,728
                                                                      ----------

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(Cost $1,285,000)-- 3.0%
               Northern Trust Co.
               1.85%, dated 06/28/02,
               repurchase price $1,285,198
               maturing 07/01/02
               (collateralized by U.S. Treasury
$1,285,000     Note, 5.75%, 04/30/03)............................     $1,285,000
                                                                      ----------

TOTAL INVESTMENTS
(Cost $48,085,124) -- 99.7%......................................     43,449,728

Other assets less liabilities -- 0.3%............................        147,058
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
               (equivalent to $8.65 per share;
               10,000,000 shares of $1.00 par value
               capital shares authorized;
               5,040,368 shares outstanding).....................    $43,596,786
                                                                      ----------

  ADR - American Depositary Receipt

*Non-income producing security

 1Non ADR

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
TECHNOLOGY FUND1

OBJECTIVE:

The UMB Scout Technology Fund seeks to provide long-term capital appreciation by investing principally in companies that develop, produce or distribute products and services related to technology.

The fiscal year ended June 30, 2002 witnessed hope, despair, anticipation and capitulation. This combination led to sharp swings in investor sentiment throughout the year. The Fund advanced or declined more than 30% in three out of four of its fiscal quarters. The broader market wasn't spared this volatility as the S&P 500(R) Index fell 13.40% in the second calendar quarter of 2002. This marked only the 7th time in the last 60 years (240 quarters) that the S&P 500(R) Index dropped more than 13% in one quarter. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

As we moved through the year, rising consumer sentiment, falling levels of unemployment, increasing new housing starts and the acceleration of money growth gave us hope that the worst might be behind us. Unfortunately, the lingering threat of terrorism, a falling dollar, disappointing corporate earnings announcements and "shady" accounting issues cast a long shadow of concern over investors everywhere.

In December 2001's semi-annual report we were coming off a good fourth calendar quarter and were slightly optimistic. Earnings revisions were higher for the first time in two years and stock prices had begun to move off their September lows. We thought the economy would recover, but also realized that any delay in that recovery could cause the stocks to fall back toward their September levels. As 2002 began, accusations of faulty accounting hit the headlines, and as we predicted, economic recovery has been delayed.

Along with the concerns regarding corporate accounting and management credibility was the overriding theme of continued weak spending on information technology products. Expectations for spending on telecom equipment, software, computer hardware and eventually even consumer electronics such as cell phones declined throughout the year. This has put further pressure on the prices of technology stocks. We need to see not only an improvement in business profitability but also an increase in corporate and consumer confidence in order to get a sustainable advance in technology stock prices.


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------

The UMB Scout Technology Fund closed its fiscal year ended June 30, 2002 at $2.54 per share and had a total return of -30.60% for the last quarter and -42.01% for the year. This compares to our benchmarks, the Nasdaq Composite Index and the S&P 500 Information Technology Index, which returned -20.64% and -25.99% for the quarter and -32.07% and -39.03% for the year, respectively.

LARRY VALENCIA, CFA
CRAIG NOVORR
Scout Investment Advisors, Inc.

1Due to the limited focus of this Fund and the greater risk found in the volatile technology market, the UMB Scout Technology Fund is more susceptible to any economic, business or other developments that generally affect technology-related companies.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------

 UMB SCOUT TECHNOLOGY FUND (UMBCX)
 as of June 30, 2002

              Technology    Nasdaq   S&P 500 Information
                 Fund       Index    Technology Index
                 ----       -----    -------------------

    5/1/2000    10,000      10,000       10,000
   6/30/2000    10,080      10,277        9,981
   9/30/2000     9,890       9,521        8,590
  12/31/2000     6,610       6,408        5,722
   3/31/2001     3,820       4,777        4,241
   6/30/2001     4,380       5,614        4,767
   9/30/2001     2,940       3,897        3,148
  12/31/2001     3,830       5,075        4,242
   3/31/2002     3,660       4,806        3,927
   6/30/2002     2,540       3,814        2,906

 2Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB Scout Technology Fund, Nasdaq Composite Index and S&P 500 Information Technology Index assume dividends were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
June 30, 2002

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------

UMB SCOUT TECHNOLOGY FUND (UMBCX)

Semiconductor Equipment
   & Products........................39%
Software.............................25%
Computers & Peripherals  ............13%
Cash & Equivalents...................11%
Commercial Services & Supplies........8%
Communication Equipment  .............4%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
as of June 30, 2002
                                                 QUARTER    1 YEAR    INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT TECHNOLOGY FUND...................     -30.60%    -42.01%    -46.87%
Nasdaq Composite Index1.....................     -20.64%    -32.07%    -35.90%
S&P 500 Information Technology Index1.......     -25.99%    -39.03%    -43.46%
Lipper Science & Technology Fund Index1.....     -27.51%    -43.58%     -43.98%
--------------------------------------------------------------------------------

  Inception - May 1, 2000.

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------

UMB SCOUT TECHNOLOGY FUND (UMBCX)

                                                 MARKET     PERCENT
                                              VALUE (000'S) OF TOTAL
--------------------------------------------------------------------------------

Dell Computer Corp.............................. $ 523        5%
Microchip Technology, Inc.......................   461        5%
First Data Corp. ...............................   454        4%
Microsoft Corp. ................................   426        4%
Taiwan Semiconductor Manufacturing Co. Ltd......   408        4%
Fiserv, Inc.....................................   404        4%
Applied Materials, Inc. ........................   398        4%
KLA-Tencor Corp. ...............................   396        4%
Business Objects S.A............................   393        4%
Emulex Corp.....................................   387        4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ................. $4,250       42%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------

UMB SCOUT TECHNOLOGY FUND (UMBCX)

                                       INCOME &                   CUMULATIVE2
                              NET    SHORT-TERM    LONG-TERM       VALUE PER
                             ASSET      GAINS         GAINS        SHARE PLUS
                             VALUE  DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/00..................  $ 6.61    $   --      $   --            $ 6.61
12/31/01..................    3.83        --          --              3.83
06/30/023.................    2.54        --          --              2.54
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

TECHNOLOGY FUND

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 88.6%
INDUSTRIALS -- 8.4%
COMMERCIAL SERVICES & SUPPLIES-- 8.4%
     12,200    First Data Corp.....................................  $   453,840
     11,000    Fiserv, Inc.*.......................................      403,810
                                                                     -----------
                                                                         857,650
                                                                     -----------

INFORMATION TECHNOLOGY -- 80.2%
COMMUNICATIONS EQUIPMENT -- 3.4%
     12,693    Qualcomm, Inc.*.....................................      348,930
                                                                     -----------


COMPUTERS & PERIPHERALS -- 12.4%
     20,000    Dell Computer Corp.*................................      522,800
     17,200    Emulex Corp.*.......................................      387,172
     29,000    Network Appliance, Inc.*............................      360,760
                                                                     -----------
                                                                       1,270,732
                                                                     -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 39.1%
     20,940    Applied Materials, Inc.*............................      398,279
     60,000    Atmel Corp.*........................................      375,600
     16,000    Intel Corp..........................................      292,320
      9,000    KLA-Tencor Corp.*...................................      395,910
     10,000    Maxim Integrated Products, Inc.*....................      383,300
     16,800    Microchip Technology, Inc.*.........................      460,824
      9,000    Novellus Systems, Inc.*.............................      306,000
     31,350    Taiwan Semiconductor Manufacturing Co. Ltd.*........      407,550
     15,500    Teradyne, Inc.*.....................................      364,250
     14,000    Texas Instruments, Inc..............................      331,800
     13,000    Xilinx, Inc.*.......................................      291,590
                                                                     -----------
                                                                       4,007,423
                                                                     -----------

SOFTWARE -- 25.3%
     14,000    Business Objects S.A.*..............................      393,400
     16,000    Cognos, Inc.*.......................................      355,040
     15,500    Mercury Interactive Corp.*..........................      355,880
     62,000    Micromuse, Inc.*....................................      275,900
      7,780    Microsoft Corp.*....................................      425,566
     23,900    Oracle Corp.*.......................................      226,333
     51,000    TIBCO Software, Inc.*...............................      283,560
     14,000    VERITAS Software Corp.*.............................      277,060
                                                                     -----------
                                                                       2,592,739
                                                                     -----------

TOTAL COMMON STOCKS
(Cost $12,724,493)-- 88.6%.........................................    9,077,474
                                                                     -----------

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT
(Cost $1,148,000)-- 11.2%
                Northern Trust Co.
                1.85%, dated 06/28/02,
                repurchase price $1,148,177
                maturing 07/01/02
                (collateralized by U.S.
$ 1,148,000     TreasuryNote, 5.75%, 04/30/03)....................   $ 1,148,000
                                                                     -----------

TOTAL INVESTMENTS
(COST $13,872,493)-- 99.8%........................................    10,225,474


Other assets less liabilities-- 0.2%..............................        15,934
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
               (equivalent to $2.54 per share;
               unlimited shares of $1.00 par
               value capital shares authorized;
               4,035,904 shares outstanding)......................   $10,241,408
                                                                     -----------

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
ENERGY FUND1
(Formerly the UMB Scout Capital Preservation Fund)*

OBJECTIVE:

The UMB Scout Energy Fund seeks long-term capital growth by investing in a diversified portfolio of equity securities of companies principally engaged in energy-related businesses.

* Please note that effective July 2, 2001, the UMB Scout Capital Preservation Fund changed its name to the UMB Scout Energy Fund and modified certain investment policies.

Energy stocks again outperformed the Standard & Poor's 500(R) Index in the first half of 2002. OPEC has managed to maintain quotas and its stated price target of $22-28/barrel with around 75% member compliance. Natural gas prices firmed up to $3.25 per mcf (thousand cubic feet) on June 30, 2002 from a low of $2.18 per mcf in February as last year's excessive inventory levels began to decline. Due to relatively high depletion rates, non-OPEC energy producers as a whole have been unable to sustain last year's production levels thus reducing supply. These factors provide a positive pricing outlook for crude oil and natural gas. However, the pace of economic recovery for the world's industrialized nations will be the final determinant of demand.

The UMB Scout Energy Fund continues to emphasize investing in high-quality companies with what we believe are conservative accounting practices. In the wake of the Enron debacle, shares of energy trading companies came under heavy selling pressure. During the fiscal year ended June 30, 2002 the UMB Scout Energy Fund maintained an equity weighting in excess of 80% in energy related stocks. The Fund's core sectors are dominated by international integrated oils as well as exploration and production companies. Positions in natural resource companies also contributed to the performance of the UMB Scout Energy Fund. The Fund worked to mitigate price volatility by using seasonal movements within the energy sector. The overweighting in integrated oils and exploration and production companies as well as the underweighting in energy traders produced a positive correlation with the Fund's benchmark for the fiscal year ended June 30, 2002.

The UMB Scout Energy Fund closed the year ended June 30, 2002 at $9.18 per share. The Fund had a total return (price change and reinvested distributions) of -5.50% for the quarter and -2.87% for the year ended June 30, 2002. In comparison, the Fund's benchmark, the Standard & Poor's 500 Energy Index, posted returns of -4.60%

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
for the quarter and -3.40% for the year ended June 30, 2002. For the fiscal year ended June 30, 2002 the Fund posted a gain of 1/2 of 1% over the Fund's benchmark. The general market suffered a severe downturn for both the quarter ended June 30, 2002 (the Standard & Poor's 500(R) Index was down -13.40%) and the fiscal year ended June 30, 2002 (the Standard & Poor's 500(R) Index was down -17.99%).

WILLIAM E. CASHMAN
Scout Investment Advisors, Inc.

1Due to the limited focus of this Fund, the UMB Scout Energy Fund is more susceptible to any economic, business or other developments that generally affect energy-related companies.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------

 UMB Scout Energy Fund (UMBEX)
 as of June 30, 2002

                  Energy    S&P 500      S&P 500
                   Fund      Index    Energy Index
                   ----      -----    ------------

     2/23/1998    10,000     10,000      10,000
     3/31/1998    10,240     10,669      10,581
     6/30/1998     9,740     11,022      10,484
     9/30/1998     9,130      9,925      10,000
    12/31/1998     9,038     12,039      10,090
     3/31/1999     9,129     12,639      10,667
     6/30/1999    10,003     13,530      12,037
     9/30/1999    10,147     12,685      11,902
    12/31/1999     9,978     14,573      11,979
     3/31/2000     9,749     14,907      12,261
     6/30/2000    10,062     14,511      12,634
     9/30/2000    10,272     14,370      13,733
    12/31/2000    10,581     13,246      13,857
     3/31/2001    10,474     11,675      12,982
     6/30/2001    10,529     12,359      13,398
     9/30/2001     9,539     10,545      11,877
    12/31/2001    10,091     11,671      12,417
     3/31/2002    10,822     11,704      13,567
     6/30/2002    10,227     10,136      12,943

 2Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB Scout Energy Fund, S&P 500(R) Index and S&P 500 Energy Index assume dividends were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

June 30, 2002

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------

UMB SCOUT ENERGY FUND (UMBEX)

Oil - Integrated International..........42%
Oil - Exploration & Production..........18%
Oil - Integrated Domestic............... 8%
Fixed Income............................ 7%
Oil - Drilling.......................... 7%
Oil - Equipment & Services.............. 6%
Oil - Refining & Marketing.............. 5%
Materials............................... 3%
Utilities............................... 2%
Cash & Equivalents...................... 1%
Industrials............................. 1%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------

UMB SCOUT ENERGY FUND (UMBEX)
as of June 30, 2002
                                       QUARTER     1 YEAR   3 YEARS INCEPTION
-----------------------------------------------------------------------------

UMB SCOUT ENERGY FUND................   -5.50%      -2.87%    0.74%    0.52%
S&P 500(R)Index1.....................  -13.40%     -17.99%   -9.18%    0.31%
S&P 500 Energy Index1................   -4.60%      -3.40%    2.45%    6.11%
----------------------------------------------------------------------------

  Inception - February 23, 1998.

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Prior to July 2, 2001, the Fund was known as the UMB Scout Capital Preservation Fund and was managed in accordance with a different investment strategy.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------

UMB SCOUT ENERGY FUND (UMBEX)

                                         MARKET         PERCENT
                                      VALUE (000'S)    OF TOTAL
--------------------------------------------------------------------------------

ExxonMobil Corp.......................    $ 303         20%
TotalFinaElf S.A......................       73          5%
Royal Dutch Petroleum Co..............       72          5%
ChevronTexaco Corp....................       71          4%
BP PLC, Sponsored ADR.................       71          4%
Apache Corp. .........................       57          4%
Valero Energy Corp. ..................       56          4%
Kerr-McGee Corp. .....................       54          3%
Imperial Oil Ltd......................       47          3%
EOG Resources, Inc....................       44          3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.........     $848         55%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------

UMB SCOUT ENERGY FUND (UMBEX)

                                     INCOME &                     CUMULATIVE2
                       NET         SHORT-TERM     LONG-TERM        VALUE PER
                      ASSET          GAINS           GAINS          SHARE PLUS
                      VALUE       DISTRIBUTION     DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/98..............$8.91         $ 0.13          $   --          $ 9.04
12/31/99.............. 9.59           0.24              --            9.96
12/31/00.............. 9.89           0.27              --           10.53
12/31/01.............. 9.11           0.18            0.16           10.09
06/30/023............. 9.18           0.05              --           10.21
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

ENERGY FUND

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 91.6%
INDUSTRIALS-- 1.0%
   1,000    Maverick Tube Corp.* .................................    $   15,000
                                                                      ----------

MATERIALS-- 3.3%
     200    Alcoa, Inc. ..........................................         6,630
   1,500    BHP Billiton Ltd. ....................................        17,700
     300    Du Pont (E.I.) De Nemours & Co. ......................        13,320
     500    Newmont Mining Corp. .................................        13,165
                                                                      ----------
                                                                          50,815
                                                                      ----------

OIL -- DRILLING -- 6.8%
   1,000    Nabors Industries, Inc.* .............................        35,300
   1,000    Noble Corp.* .........................................        38,600
   1,000    Transocean, Inc. .....................................        31,150
                                                                      ----------
                                                                         105,050
                                                                      ----------

OIL-- EQUIPMENT & SERVICES-- 6.1%
     800    Baker Hughes, Inc. ...................................        26,632
     700    BJ Services Co.* . ...................................        23,716
     700    Schlumberger Ltd. ....................................        32,550
     400    Technip-Coflexip S.A .................................        10,600
                                                                      ----------
                                                                          93,498
                                                                      ----------

OIL -- EXPLORATION & PRODUCTION -- 18.3%
     300    Anadarko Petroleum Corp. .............................        14,790
   1,000    Apache Corp. .........................................        57,480
     800    Burlington Resources, Inc. ...........................        30,400
     600    Devon Energy Corp. ...................................        29,568
     500    EnCana Corp. .........................................        15,300
   1,100    EOG Resources, Inc. ..................................        43,670
   1,000    Kerr-McGee Corp. .....................................        53,550
   1,000    Unocal Corp. .........................................        36,940
                                                                      ----------
                                                                         281,698
                                                                      ----------

OIL-- INTEGRATED DOMESTIC-- 8.0%
     200    Amerada Hess Corp. ...................................        16,500
   1,500    Conoco, Inc. .........................................        41,700
     200    Marathon Oil Corp. ...................................         5,424
   1,000    Occidental Petroleum Corp. ...........................        29,990
     500    Phillips Petroleum Co.................................        29,440
                                                                      ----------
                                                                         123,054
                                                                      ----------

OIL-- INTEGRATED INTERNATIONAL-- 41.2%
   1,400    BP PLC, Sponsored ADR ................................        70,686
     800    ChevronTexaco Corp. ..................................        70,800
   7,400    ExxonMobil Corp. .....................................       302,808
   1,500    Imperial Oil Ltd. ....................................        46,785
   1,300    Royal Dutch Petroleum Co. ............................        71,851
     900    TotalFinaElf S.A .....................................        72,810
                                                                      ----------
                                                                         635,740
                                                                      ----------

--------------------------------------------------------------------------------
   SHARES/FACE                                                            MARKET
     AMOUNT     COMPANY/DESCRIPTION                                        VALUE
--------------------------------------------------------------------------------

OIL-- REFINING & MARKETING-- 5.2%
     700    Sunoco, Inc. .........................................    $   24,941
   1,500    Valero Energy Corp. ..................................        56,130
                                                                      ----------
                                                                          81,071
                                                                      ----------

UTILITIES -- 1.7% 1,700 Southwestern Energy Co.* .................        25,823
                                                                      ----------


TOTAL COMMON STOCKS
(COST $1,374,455)-- 91.6% . ......................................     1,411,749
                                                                      ----------


U.S. GOVERNMENT SECURITIES
(Cost $101,362)-- 6.6%
              U.S. Treasury Note
$100,000      4.00%, 04/30/03 . ..................................       101,767
                                                                      ----------

REPURCHASE AGREEMENT
(Cost $17,000)-- 1.1%
              Northern Trust Co.
              1.85%, dated 06/28/02,
              repurchase price $17,003
              maturing 07/01/02
              (collateralized by U.S. Treasury
  17,000      Note, 5.75%, 04/30/03)..............................        17,000
                                                                      ----------


TOTAL INVESTMENTS
(COST $1,492,817)-- 99.3% ........................................     1,530,516


Other assets less liabilities-- 0.7% .............................        10,820
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
              (equivalent to $9.18 per share;
              unlimited shares of $1.00 par value
              capital shares authorized;
              167,882 shares outstanding) ........................    $1,541,336
                                                                      ----------

  ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
BALANCED FUND

OBJECTIVE:

The UMB Scout Balanced Fund seeks to provide long-term growth of capital by investing in equity securities and seeks high current income by investing in fixed-income securities.

The UMB Scout Balanced Fund closed the six-month period of December 31, 2001 through June 30, 2002 with a negative return of 4.43%. The Balanced Fund still outperformed its benchmark, the Lipper Balanced Fund Index, which lost 6.04% for the comparable six-month period, by 1.61%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

The equity markets fell hard this past six months, with the S&P 500(R) Index losing 13.16%. Lackluster earnings news in technology and telecom coupled with terrorist attacks in Israel and a possible nuclear confrontation between India and Pakistan all hurt returns. The decisive blow to equity markets, though, was the appalling debacles at Tyco and WorldCom. Although the Fund has never owned WorldCom, and sold its positions in Tyco in April 2001, the impact of the accounting frauds cannot be underestimated given the broad ownership of both companies' equity and debt. What once appeared to be a problem isolated to the high flying energy trading sector is now seen as a widespread corporate governance and ethics problem. Not surprisingly, bonds outperformed the stock markets with the Lehman Brothers Govt./Credit Int. Index gaining 3.33% in the last six months.

The UMB Scout Balanced Fund maintained an approximate asset allocation of 60% equities and 40% fixed-income. For the past six months, the equity portion of the Fund lost 9.17%, outperforming the S&P 500(R) Index as noted previously. We have underweighted our positions in technology and telecom compared to the S&P 500(R) Index. We sold our positions in Sun Microsystems in January and IBM Corporation in May. We have overweighted the energy sector, in line with our previous commentary. Energy outperformed the S&P 500(R) Index and we hold a broadly diversified mix of companies to take advantage of further anticipated outperformance in this sector. Our most significant sector concentration, though, relative to the S&P 500(R) Index benchmark, is in industrials. General Dynamics and 3M Co. continue to be standouts in a sector that lost 6.99% in the last six months.1

The fixed-income component of the Fund currently has a duration of 4.1 years, longer than that of the Lehman Brothers Govt./Credit Int., which stands at 3.7 years. Our asset quality, at AAA, is higher than our Lehman benchmark, which is AA. This asset quality has been very helpful as investors have fled from equities into fixed-income

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
instruments. The Federal Reserve is pumping large amounts of liquidity into the system. Although economic statistics are showing recent strength, we are concerned with headline risk going into August 14 (when the CEOs of the largest corporations will have to certify their financial statements) as well as what promises to be a bitter election this November. We overlay the prospect of war with Iraq and possible terrorist attacks and have concluded that a defensive posture is still advisable. For the third year, the fixed-income positions were strong contributors to performance and acted as a balance against abysmal equity markets. To give shareholders a sense of the long-term capital destruction that investors have endured, we note that 90-day Treasury bills have outperformed the S&P 500(R) Index on a compound basis for the past five years with returns of 4.67% versus the S&P 500(R) Index return of 3.66%.

The UMB Scout Balanced Fund closed the year ended June 30, 2002 at $8.19 per share and had a total return (price change and reinvested distributions) of -5.93% for the quarter and -3.32% for the fiscal year. The Fund's benchmark, the S&P 500(R) Index, posted returns of -13.40% for the quarter and -17.99% for the fiscal year.

JAMES A. REED II, CFA
Scout Investment Advisors, Inc.



1Portfolio composition will change due to ongoing management of the Fund.
 References to specific securities or sectors should not be construed as a recommendation by the Fund, its advisor or distributor.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------

 UMB SCOUT BALANCED FUND (UMBLX)
 as of June 30, 2002

                 Balanced    S&P 500   Lipper Balanced
                   Fund       Index       Index
                   ----       -----       -----

     12/6/1995    10,000      10,000      10,000
    12/31/1995    10,052       9,988       9,948
     3/31/1996    10,252      10,524      10,171
     6/30/1996    10,333      10,996      10,377
     9/30/1996    10,394      11,336      10,651
    12/31/1996    10,664      12,281      11,247
     3/31/1997    10,674      12,610      11,299
     6/30/1997    11,232      14,812      12,517
     9/30/1997    11,819      15,921      13,322
    12/31/1997    11,743      16,378      13,530
     3/31/1998    12,373      18,663      14,600
     6/30/1998    12,285      19,279      14,822
     9/30/1998    11,981      17,361      13,964
    12/31/1998    12,113      21,059      15,571
     3/31/1999    11,968      22,108      15,820
     6/30/1999    12,517      23,666      16,531
     9/30/1999    12,271      22,189      15,847
    12/31/1999    11,988      25,490      16,968
     3/31/2000    12,001      26,075      17,474
     6/30/2000    11,975      25,382      17,263
     9/30/2000    13,234      25,136      17,606
    12/31/2000    13,216      23,169      17,373
     3/31/2001    12,277      20,423      16,503
     6/30/2001    12,509      21,618      17,083
     9/30/2001    11,887      18,445      15,788
    12/31/2001    12,653      20,416      16,811
     3/31/2002    12,855      20,472      16,912
     6/30/2002    12,093      17,729      15,795

 2Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB Scout Balanced Fund, S&P 500 (R) Index and Lipper Balanced Fund Index assume dividends were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

June 30, 2002

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB Scout Balanced Fund (UMBLX)

Fixed Income.......................41%
Industrials........................10%
Finance............................ 9%
Consumer Staples................... 7%
Energy............................. 7%
Consumer Discretionary............. 6%
Health Care ....................... 6%
Info Technology.................... 6%
Cash & Equivalents................. 3%
Materials.......................... 3%
Telecom Services................... 1%
Utilities.......................... 1%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------

UMB SCOUT BALANCED FUND (UMBLX)
as of June 30, 2002
                                          1 YEAR    3 YEARS   5 YEARS INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT BALANCED FUND................   -3.32%     -1.14%    1.49%   2.94%
S&P 500(R)Index1.......................  -17.99%     -9.18%    3.66%   9.11%
Lipper Balanced Fund Index1............   -7.54%     -1.51%    4.76%   7.21%
--------------------------------------------------------------------------------

  Inception - December 6, 1995.

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------

UMB SCOUT BALANCED FUND (UMBLX)
                                       MARKET        PERCENT
                                    VALUE (000'S)   OF TOTAL
--------------------------------------------------------------------------------

Johnson & Johnson..................... $  26            3%
Engelhard Corp........................    25            2%
Wells Fargo & Co. ....................    25            2%
American Express Co...................    24            2%
3M Co.................................    23            2%
Unilever N.V., ADR....................    23            2%
Dell Computer Corp....................    22            2%
PepsiCo, Inc..........................    22            2%
General Dynamics Corp.................    21            2%
Banknorth Group, Inc..................    20            2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.........  $231           21%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)

                                      INCOME &                     CUMULATIVE2
                         NET        SHORT-TERM      LONG-TERM      VALUE PER
                        ASSET           GAINS          GAINS       SHARE PLUS
                        VALUE       DISTRIBUTION    DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/95........       $10.02           $ 0.12         $  --       $ 10.14
12/31/96........        10.33             0.30            --         10.75
12/31/97........        10.62             0.58          0.16         11.78
12/31/98........        10.01             0.45          0.49         12.11
12/31/99........         9.24             0.64          0.03         12.01
12/31/00........         9.15             1.02            --         12.93
12/31/01........         8.76               --            --         12.54
06/30/023.......         8.19             0.18            --         12.15
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

BALANCED FUND

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS-- 55.4%
CONSUMER DISCRETIONARY-- 6.1%
    345        Best Buy Co., Inc.* ..............................        $12,523
    600        Darden Restaurants, Inc. .........................         14,820
    175        Lowe's Companies, Inc. ...........................          7,945
    415        McDonald's Corp. .................................         11,807
    140        Omnicom Group, Inc. ..............................          6,412
    400        Target Corp. .....................................         15,240
                                                                      ----------
                                                                          68,747
                                                                      ----------

CONSUMER STAPLES -- 6.3%
    250        Anheuser-Busch Companies, Inc. ...................         12,500
    375        Dean Foods Co.* ..................................         13,988
    450        PepsiCo, Inc. ....................................         21,690
    350        Unilever N.V., ADR ...............................         22,680
                                                                      ----------
                                                                          70,858
                                                                      ----------

ENERGY-- 7.0%
    350        ExxonMobil Corp. .................................         14,322
    300        Kerr-McGee Corp. .................................         16,065
    460        Noble Corp.* .....................................         17,756
    335        Occidental Petroleum Corp. .......................         10,047
    250        Shell Transport & Trading PLC ....................         11,252
    235        Valero Energy Corp. ..............................          8,794
                                                                      ----------
                                                                          78,236
                                                                      ----------

FINANCE-- 9.1%
    650        American Express Co. .............................         23,608
    750        Banknorth Group, Inc. ............................         19,515
    200        Marsh & McLennan
                 Companies, Inc. ................................         19,320
    325        State Street Corp. ...............................         14,527
    500        Wells Fargo & Co. ................................         25,030
                                                                      ----------
                                                                         102,000
                                                                      ----------

HEALTH CARE-- 5.9%
    185        Amgen, Inc.* .....................................          7,748
    315        Baxter International, Inc. .......................         14,002
    500        Johnson & Johnson ................................         26,130
    250        Medtronic, Inc. ..................................         10,712
    200        Pfizer, Inc. .....................................          7,000
                                                                      ----------
                                                                          65,592
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
SHARES          COMPANY                                                   VALUE
--------------------------------------------------------------------------------

INDUSTRIALS-- 10.0%
    190         3M Co. ..........................................       $ 23,370
    300         Avery Dennison Corp. ............................         18,825
    460         Dover Corp. .....................................         16,100
    150         FedEx Corp. .....................................          8,010
    225         Fiserv, Inc.* ...................................          8,260
    200         General Dynamics Corp.                                    21,270
    500         Molex, Inc. .....................................         16,765
                                                                      ----------
                                                                         112,600
                                                                      ----------

INFORMATION TECHNOLOGY-- 5.9%
    425         Altera Corp.* ...................................          5,780
    850         Dell Computer Corp.* ............................         22,219
    150         Electronic Data Systems Corp. ...................          5,572
    300         Intel Corp. .....................................          5,481
    300         Microsoft Corp.* . ..............................         16,410
    300         Nokia Corp. ADR, Class A ........................          4,344
    265         SAP A.G .........................................          6,437
                                                                      ----------
                                                                          66,243
                                                                      ----------

MATERIALS-- 3.2%
    200         Air Products and Chemicals, Inc. ................         10,094
    900         Engelhard Corp. .................................         25,488
                                                                      ----------
                                                                          35,582
                                                                      ----------

TELECOMMUNICATION SERVICES -- 0.6%
    235         SBC Communications, Inc. ........................          7,168
                                                                      ----------

UTILITIES-- 1.3%
    480         Duke Energy Corp. ...............................         14,928
                                                                      ----------


TOTAL COMMON STOCKS
(COST $650,535)-- 55.4% .........................................        621,954
                                                                      ----------

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

BALANCED FUND (Continued)

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS -- 18.9%
              CVS Corp.
$ 25,000      5.50%, 02/15/04 ...................................       $ 25,714
              Southern New England Telephone
  25,000      7.125%, 08/01/07 ..................................         27,275
              Stanley Works
  50,000      5.75%, 03/01/04 ...................................         51,656
              VF Corp.
 100,000      8.10%, 10/01/05 ...................................        106,953
                                                                      ----------

TOTAL CORPORATE BONDS
(Cost $200,155)-- 18.9%                                                  211,598
                                                                      ----------

U.S. GOVERNMENT AGENCIES-- 9.6%
              Federal Home Loan Mortgage Corp.
  25,000      5.75%, 04/15/08....................................         26,400
  50,000      5.50%, 09/15/11....................................         50,608
              Federal National Mortgage
              Association
   5,962      7.00%, 02/01/03....................................          6,087
              Government National Mortgage
              Association
  24,302      6.00%, 12/20/16 ...................................         24,845
                                                                      ----------

TOTAL U.S. GOVERNMENT AGENCIES
(Cost $104,698)-- 9.6% ..........................................        107,940
                                                                      ----------

U.S. GOVERNMENT SECURITIES-- 12.4%
              U.S. Treasury Note
  50,000      4.625%, 05/15/06...................................         51,516
  50,000      6.625%, 05/15/07...................................         55,615
              U.S. Treasury Strip
50,000        08/15/11...........................................         31,555
                                                                      ----------

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $134,299)-- 12.4% .........................................        138,686
                                                                      ----------

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

Repurchase Agreement
(Cost $34,000)-- 3.0%
              Northern Trust Co.
              1.85%, dated 06/28/02,
              repurchase price $34,005
              maturing 07/01/02
              (collateralized by U.S. Treasury
$34,000       Note, 5.75%, 04/30/03)..............................    $   34,000
                                                                      ----------

TOTAL INVESTMENTS
(Cost $1,123,687)-- 99.3%.........................................     1,114,178
                                                                      ----------

Other assets less liabilities-- 0.7%..............................         7,614
                                                                      ----------

TOTAL NET ASSETS -- 100.0%
              (equivalent to $8.19 per share;
              10,000,000 shares of $1.00 par value
              capital shares authorized;
              136,906 shares outstanding)                             $1,121,792
                                                                      ----------

 ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
BOND FUND

OBJECTIVE:

The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

The first half of 2002 (the last half of our fiscal year) was characterized by extreme volatility, as market participants tried to digest the mixed bag of economic releases, hoping to determine if an economic recovery was in place. Along the way, we endured periods dominated by fears of resurgent inflation and other periods where a "double-dip" recession seemed imminent. Consequently, interest rates (10-year Treasuries) moved violently in a range between 4.75% and 5.50%. Throughout this time, the Federal Open Market Committee (FOMC) held Fed Funds steady at 1.75%, giving little guidance as to the overall outlook for the economy. Throughout this period, we endured continuing signs of trouble in the accounting and auditing functions of major corporate entities. Ultimately, as our fiscal year closed, it became evident that the economic recovery would be muted and very slow to build momentum. Consequently, we finished this fiscal year with interest rates at the lower end of the range, and the outlook for the economy only hesitantly positive.

The continued drop in Treasury rates helped deliver another period of exceptional returns for bond investors on a relative basis during the six-month period just ended. The Fund finished June with a six-month total return of 3.91% and a 1-year return of 8.76%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance information.) This performance put the Fund handsomely ahead of both its passive benchmark and its peer group for both time periods. The Fund's strong relative returns have been the result of sapient duration management, stringent credit quality controls and advantageous sector selection. We successfully avoided the downward spiral of credit erosion amongst some of the major "fallen angels" that have dominated the media during recent quarters. Our insistence on only top-quality credit exposure and our disposition toward hasty disposal of any holdings showing signs of weakness have proven beneficial to our shareholders during the last several quarters. Additionally, our choice to utilize mortgage-backed holdings in place of lower-quality corporates further bolstered the Fund's returns.

As mentioned in our last update, the ongoing increase in volatility that has been building during the last two years appears to be a permanent facet of the fixed-income landscape. As is often the case at "turning points" for economies (and interest rates), fixed-income strategists seem to revise outlooks on an almost daily basis, and have been reversing forecasts with increasing regularity. Consequently, the bond market makes rapid, extreme adjustments to the most recent economic releases. This increase in volatility will likely lead to wider variations in performance, relative to industry benchmarks. We continue to strive for a longer-term focus, hoping to minimize portfolio turnover by avoiding the temptation to manage based on the "news of the


--------------------------------------------------------------------------------
June 30, 2002
day." We have continued to gradually reduce Treasury holdings and increase mortgage positions, anticipating that the long string of rate reductions will eventually reflate the economy, leading to a rising rate environment. While the ultimate recovery may take longer to unfold, we feel that the long-term direction for rates is upward. In keeping with this outlook, we utilized the recent drops in interest rates as an opportunity to shorten the Fund's duration relative to our passive benchmark.

Our bias toward higher-quality assets may help to reduce volatility over the long term. We remain steadfast in our belief that investors may achieve attractive returns without taking on the volatility inherent in the lower-rated sectors of the corporate bond market. Presently, we are more comfortable building the yield of the Fund by increasing exposure to mortgage-backed securities, which deliver comparable yields without the credit risk (and therefore volatility) of corporate bonds.

We continue to believe that the Fund could be a suitable choice for investors seeking a relatively stable fixed-income return, while seeking to avoid the volatility associated with severe interest rate speculation or aggressive exposure to credit risk.

The UMB Scout Bond Fund closed the year ended June 30, 2002 at $11.54 per share, and had a total return (price change and reinvested distributions) of 3.92% for the quarter and 8.76% for the fiscal year. The Fund's benchmark, the Lehman Brothers Govt./Credit Int. Index posted returns of 3.56% for the quarter and 8.17% for the fiscal year.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
 UMB SCOUT BOND FUND (UMBBX)
 as of June 30, 2002

                      Bond   LB Int. Govt/Cr
                      Fund      Index
                      ----      -----

     6/30/1992       10,000    10,000
     9/30/1992       10,418    10,441
    12/31/1992       10,367    10,404
     3/31/1993       10,763    10,816
     6/30/1993       10,984    11,050
     9/30/1993       11,227    11,299
    12/31/1993       11,230    11,318
     3/31/1994       10,958    11,088
     6/30/1994       10,853    11,022
     9/30/1994       10,912    11,112
    12/31/1994       10,885    11,099
     3/31/1995       11,341    11,586
     6/30/1995       11,891    12,165
     9/30/1995       12,049    12,366
    12/31/1995       12,412    12,801
     3/31/1996       12,328    12,694
     6/30/1996       12,390    12,774
     9/30/1996       12,579    13,001
    12/31/1996       12,852    13,319
     3/31/1997       12,821    13,304
     6/30/1997       13,173    13,696
     9/30/1997       13,506    14,066
    12/31/1997       13,783    14,367
     3/31/1998       13,973    14,591
     6/30/1998       14,218    14,866
     9/30/1998       14,748    15,533
    12/31/1998       14,767    15,579
     3/31/1999       14,756    15,549
     6/30/1999       14,663    15,488
     9/30/1999       14,777    15,630
    12/31/1999       14,796    15,639
     3/31/2000       14,959    15,874
     6/30/2000       15,182    16,142
     9/30/2000       15,598    16,607
    12/31/2000       16,167    17,221
     3/31/2001       16,649    17,805
     6/30/2001       16,692    17,924
     9/30/2001       17,485    18,749
    12/31/2001       17,472    18,765
     3/31/2002       17,470    18,723
     6/30/2002       18,154    19,389

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. Performance returns for the UMB Scout Bond Fund and Lehman Brothers Govt./Credit Intermediate Index assume distributions were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------

UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2002
                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------

UMB SCOUT BOND FUND............................    8.76%  7.38%    6.63%   6.14%
Lehman Brothers Govt./Credit Int. Index1.......    8.17%  7.78%    7.20%   6.85%
Lipper Intermediate Inv. Grade Fund Index1.....    7.08%  7.20%    6.73%   6.73%
--------------------------------------------------------------------------------

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------

UMB SCOUT BOND FUND (UMBBX)

Government & Agency..............................69%
Corporate Bonds..................................31%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------

UMB SCOUT BOND FUND (UMBBX)

                               INCOME &                  CUMULATIVE2
                    NET      SHORT-TERM    LONG-TERM      VALUE PER
                   ASSET        GAINS        GAINS        SHARE PLUS
                   VALUE     DISTRIBUTION DISTRIBUTION  DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/82.......    $10.05       $ 0.03        $   --       $ 10.08
12/31/83........     9.59         0.94            --         10.56
12/31/84........    10.37         0.45            --         11.79
12/31/85........    10.94         0.98          0.02         13.36
12/31/86........    11.37         0.83          0.03         14.64
12/31/87........    10.42         1.25          0.01         14.95
12/31/88........    10.19         0.81          0.03         15.56
12/31/89........    10.50         0.82            --         16.69
12/31/90........    10.54         0.79            --         17.51
12/31/91........    11.19         0.71            --         18.88
12/31/92........    11.20         0.71            --         19.60
12/31/93........    11.44         0.64          0.04         20.51
12/31/94........    10.46         0.63            --         20.17
12/31/95........    11.26         0.63          0.01         21.60
12/31/96........    11.02         0.62            --         21.98
12/31/97........    11.17         0.63            --         22.76
12/31/98........    11.33         0.62            --         23.54
12/31/99........    10.74         0.61            --         23.56
12/31/00........    11.09         0.61            --         24.52
12/31/01........    11.38         0.59            --         25.40
06/30/023.......    11.54         0.28            --         25.84
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.

  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
 TAXABLE YIELD CURVES
--------------------------------------------------------------------------------

 UMB SCOUT BOND FUND (UMBBX)
 as of June 30, 2002

-------------------------------------------------------------------------------
    Time Period
     (in years)            Treasuries       Agencies          AA Industrials
-------------------------------------------------------------------------------
                1             1.95              2.09                 2.64
-------------------------------------------------------------------------------
                2             2.85               3.1                 3.32
-------------------------------------------------------------------------------
                3             3.41              3.66                 3.91
-------------------------------------------------------------------------------
                4             3.79              4.15                 4.41
-------------------------------------------------------------------------------
                5             4.06              4.47                 4.75
-------------------------------------------------------------------------------
                6             4.29              4.72                 4.99
-------------------------------------------------------------------------------
                7              4.5              4.99                 5.23
-------------------------------------------------------------------------------
                8             4.62               5.2                 5.39
-------------------------------------------------------------------------------
                9             4.76              5.31                 5.54
-------------------------------------------------------------------------------
               10             4.84              5.33                  5.6
-------------------------------------------------------------------------------
               11             4.93              5.47                 5.71
-------------------------------------------------------------------------------
               12             5.04              5.61                 5.83
-------------------------------------------------------------------------------
               13             5.13              5.73                 5.97
-------------------------------------------------------------------------------
               14             5.25              5.87                 6.02
-------------------------------------------------------------------------------
               15             5.36              5.99                  6.1
-------------------------------------------------------------------------------
               16             5.44                 6                 6.15
-------------------------------------------------------------------------------
               17             5.54              6.02                  6.2
-------------------------------------------------------------------------------
               18             5.61              6.04                 6.25
-------------------------------------------------------------------------------
               19              5.7              6.06                  6.3
-------------------------------------------------------------------------------
               20             5.75              6.09                 6.34
-------------------------------------------------------------------------------
               21             5.75              6.11                 6.36
-------------------------------------------------------------------------------
               22             5.75              6.13                 6.38
-------------------------------------------------------------------------------
               23              5.7              6.15                  6.4
-------------------------------------------------------------------------------
               24              5.7              6.17                 6.41
-------------------------------------------------------------------------------
               25              5.7               6.2                 6.43
-------------------------------------------------------------------------------
               26              5.6               6.2                 6.43
-------------------------------------------------------------------------------
               27              5.6               6.2                 6.43
-------------------------------------------------------------------------------
               28             5.56              6.18                 6.44
-------------------------------------------------------------------------------
               29             5.56              6.18                 6.44
-------------------------------------------------------------------------------
               30             5.56              6.18                 6.45
-------------------------------------------------------------------------------

  Source: Scout Investment Advisors, Inc.

June 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

BOND FUND

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS -- 30.5%
                  Alabama Power Co.
$   500,000        5.49%, 11/01/05 ..........................        $   513,432
  1,000,000        6.25%, 09/30/10 ..........................          1,005,715
                  American Home Products, Inc.
    400,000        5.875%, 03/15/04 .........................            416,298
                  Amoco Canada Petroleum Co.
    500,000        7.25%, 12/01/02 ..........................            510,711
                  Applied Materials, Inc.
    500,000        6.75%, 10/15/07 ..........................            536,486
                  Atlantic Richfield Co.
    750,000        5.55%, 04/15/03 ..........................            769,717
                  Baltimore Gas & Electric Co.
    500,000        6.50%, 02/15/03 . ........................            511,656
                  BellSouth Telecommunications
    500,000        6.25%, 05/15/03 ..........................            516,106
    500,000        6.375%, 06/15/04 .........................            527,767
                  Boeing Co.
    650,000        6.35%, 06/15/03 ..........................            671,044
                  Coca-Cola Co.
  1,000,000        5.75%, 03/15/11 ..........................          1,016,664
                  Colgate-Palmolive, Inc.
  1,000,000        5.34%, 03/27/06 ..........................          1,027,737
                  Cooper Industries, Inc.
    500,000        5.88%, 02/20/03 . ........................            508,039
                  Du Pont (E.I.) De Nemours & Co.
    500,000        6.75%, 10/15/02 . ........................            506,690
                  GTE South, Inc.
    500,000        6.00%, 02/15/08 . ........................            500,904
                  GTE Southwest, Inc.
    500,000        6.00%, 01/15/06 . ........................            508,579
                  International Business
                   Machines Corp.
    500,000        7.25%, 11/01/02 ..........................            508,645
    200,000        5.25%, 12/01/03 ..........................            206,607
                  Monongahela Power Co.
    500,000        7.375%, 07/01/02 .........................            500,000
                  New York Telephone Co.
  1,000,000        5.875%, 09/01/03 .........................          1,027,306
                  Northern Trust Corp.
    465,000        7.10%, 08/01/09 ..........................            506,393
                  Oneok, Inc.
    500,000        7.75%, 08/15/06 ..........................            538,706
                  Pacific Bell Telephone Co.
    500,000        7.25%, 07/01/02 ..........................            500,000
                  Procter & Gamble Co.
  1,000,000        5.25%, 09/15/03 ..........................          1,028,414
                  SBC Communications, Inc.
  1,000,000        6.25%, 03/15/11 ..........................          1,025,836
                  Southwestern Bell Telephone Co.
    500,000        5.77%, 10/14/03 ..........................            516,435

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

                   CORPORATE BONDS (Continued)
                  Stanley Works
$   500,000        5.75%, 03/01/04 ..........................        $   516,557
                  SYSCO Corp.
    500,000        7.00%, 05/01/06 ..........................            542,179
                  Target Corp.
    500,000        5.50%, 04/01/07 ..........................            516,688
  1,000,000        6.35%, 01/15/11 ..........................          1,052,034
                  Texaco Capital, Inc.
    250,000        5.70%, 12/01/08 ..........................            256,850
                  Texas Instruments, Inc.
    500,000        7.00%, 08/15/04 ..........................            530,967
  1,000,000        6.125%, 02/01/06 .........................          1,043,727
                  Union Pacific Railroad Co.
    500,000        7.01%, 06/01/04 ..........................            527,267
                  United Tech Corp.
    500,000        7.00%, 09/15/06 ..........................            544,615
                  Wisconsin Electric Power Co.
    500,000        6.625%, 11/15/06 .........................            533,601
                                                                     -----------
TOTAL CORPORATE BONDS
(COST $21,672,971)-- 30.5% ..................................         22,470,372
                                                                     -----------

 GOVERNMENT-SPONSORED
 ENTERPRISES-- 19.0%
                  Government National
                  Mortgage Association
      2,541        8.00%, 01/15/04 ..........................              2,639
     40,540        9.50%, 04/15/05 ..........................             43,126
     19,693        9.00%, 10/20/05 ..........................             20,682
     26,750        7.50%, 02/15/06 ..........................             28,135
     12,772        7.50%, 03/15/06 ..........................             13,434
     29,499        8.00%, 06/20/06 ..........................             31,087
     27,156        8.50%, 07/15/06 ..........................             28,964
     10,191        8.00%, 08/15/06 ..........................             10,824
     64,858        8.00%, 08/15/06 ..........................             68,888
     60,209        7.50%, 08/20/06 ..........................             63,306
     33,207        7.50%, 09/15/06 ..........................             34,927
     21,342        7.50%, 04/15/07 ..........................             22,550
     50,555        7.50%, 03/20/09 ..........................             53,637
    141,692        6.00%, 05/15/09 ..........................            148,060
     96,961        7.00%, 05/15/09 ..........................            103,169
    233,152        6.00%, 04/15/11 ..........................            242,572
    179,117        6.50%, 10/15/11 ..........................            188,472
    267,836        6.50%, 02/15/12 ..........................            280,992
    266,467        6.00%, 02/20/13 ..........................            274,521
    260,944        6.00%, 03/20/13 ..........................            268,831
    340,607        6.00%, 08/15/13 ..........................            352,816
    275,748        6.00%, 08/20/13 ..........................            284,083
    304,147        6.00%, 12/20/13 ..........................            313,340
    304,955        6.00%, 01/20/14 ..........................            313,895
    315,777        6.00%, 02/15/14 ..........................            326,807
    305,422        6.00%, 02/20/14 ..........................            314,375

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

BOND FUND (Continued)

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

GOVERNMENT-SPONSORED
ENTERPRISES (Continued)

$  355,960         6.00%, 05/15/14 ..........................         $  368,394
   220,249         7.00%, 08/20/15 ..........................            231,924
   438,785         6.00%, 03/15/16 ..........................            451,052
 1,747,613         6.00%, 05/15/16 ..........................          1,796,467
   465,000         6.00%, 07/20/16 ..........................            475,386
   482,018         6.00%, 08/15/16 ..........................            495,493
   925,287         6.00%, 11/15/16 ..........................            951,153
 1,475,444         6.50%, 01/15/17 ..........................          1,539,350
   950,000         6.00%, 02/20/25 ..........................            978,975
 1,000,000         6.00%, 10/16/28 ..........................          1,016,196
 1,330,970         7.00%, 11/15/28 ..........................          1,385,145
   467,708         6.50%, 10/20/31 ..........................            476,300
                                                                     -----------

TOTAL GOVERNMENT-SPONSORED
ENTERPRISES
(COST $13,644,523)-- 19.0%...................................         13,999,967
                                                                     -----------

U.S. GOVERNMENT AGENCIES-- 39.7%
                  Federal Farm Credit Bank
  200,000          6.70%, 10/11/06...........................            219,165
                  Federal Home Loan Bank
  500,000          5.65%, 03/03/03...........................            511,971
1,000,000          6.875%, 08/15/05 .........................          1,094,738
1,000,000          6.525%, 06/17/09 .........................          1,096,879
  725,000          6.20%, 06/06/12...........................            747,356
                  Federal Home Loan
                   Mortgage Corp. ...........................
2,000,000          4.50%, 08/15/04 ..........................          2,058,902
3,500,000          5.25%, 01/15/06 ..........................          3,652,190
  500,000          6.75%, 05/30/06...........................            548,507
3,500,000          5.75%, 03/15/09 ..........................          3,676,071
1,000,000          6.625%, 09/15/09 .........................          1,098,445
                  Federal National
                   Mortgage Association
  500,000          6.80%, 01/10/03...........................            512,568
  146,091          6.50%, 11/01/04...........................            150,381
1,000,000          6.82%, 08/23/05 ..........................          1,091,690
  500,000          5.875%, 02/14/06..........................            532,333
  500,000          6.41%, 03/08/06...........................            541,456
1,000,000          5.25%, 08/14/06 ..........................          1,028,545
  500,000          5.00%, 01/15/07...........................            514,165
2,000,000          5.00%, 01/20/07 ..........................          2,046,824
  500,000          6.96%, 04/02/07...........................            554,453
  500,000          6.70%, 06/19/07...........................            549,245
  500,000          7.04%, 09/07/07...........................            537,864
                  Private Export Funding
  500,000          5.53%, 04/30/06...........................            525,912

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (Continued)
                  Small Business Administration
$  315,968         7.46%, 03/01/10 ..........................         $  345,025
   461,204         5.97%, 03/01/11 ..........................            484,222
   961,373         6.09%, 07/01/11 ..........................          1,012,557
   960,049         5.55%, 09/01/11 ..........................            993,254
   500,000         5.886%, 09/01/11 .........................            502,993
 1,450,572         6.44%, 06/01/21 ..........................          1,518,171
   984,112         6.34%, 08/01/21 ..........................          1,024,433
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $27,676,845)-- 39.7%...................................         29,170,315
                                                                     -----------

U.S. GOVERNMENT SECURITIES-- 9.4%
                  U.S. Treasury Note
1,000,000          6.00%, 08/15/04 ..........................          1,062,680
1,000,000          6.50%, 05/15/05 ..........................          1,085,868
  500,000          5.75%, 11/15/05 ..........................            533,751
1,250,000          5.00%, 08/15/11 ..........................          1,267,753
                 U.S. Treasury Strip
1,000,000          05/15/08 .................................            770,034
3,500,000          08/15/11 .................................          2,208,853
                                                                     -----------

TOTAL U.S. GOVERNMENT SECURITIES
(COST $6,631,310)-- 9.4%.....................................         6,928,939
                                                                     -----------

REPURCHASE AGREEMENT
(COST $70,000)-- 0.1%
                   Northern Trust Co.
                   1.85%, dated 06/28/02,
                   repurchase price $70,011
                   maturing 07/01/02
                   (collateralized by U.S. Treasury
 70,000            Note, 5.75%, 04/30/03)....................             70,000
                                                                     -----------

TOTAL INVESTMENTS
(COST $69,695,649)-- 98.7%...................................         72,639,593

Other assets less liabilities-- 1.3%.........................            941,409
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
                  (equivalent to $11.54 per share;
                   10,000,000 shares of $1.00 par value
                   capital shares authorized;
                   6,377,294 shares outstanding).............        $73,581,002
                                                                     -----------

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

KANSAS TAX-EXEMPT BOND FUND1

OBJECTIVE:

The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.

As we close another year on the UMB Scout Kansas Tax-Exempt Bond Fund, we have a lot to reflect upon. At times, our location in the middle of the United States keeps us somewhat insulated from the East and West Coasts' problems and concerns; however, September 11th has forever changed our thought process and forced us to make us think as an entire nation.

As the nation strives to work together, the federal government may decide to give back to the 50 states the financial burden of each states' infrastructure needs and improvements -- highways, roads, bridges, schools, etc. If these costs are reassigned to the individual states, the states may in turn shuffle their priorities to re-examine what is truly necessary to maintain a reasonable quality of life. Inevitably, each state will have to increase taxes and fees in order to generate additional state revenues to pay for these extra expenses. The state of Kansas is currently struggling with balancing its budget for the upcoming year and planning for the future of the state and its constituents.

Investors have sought a safe haven in municipal bonds for safety and return of principal with the turmoil in the other investment markets. We have seen a large demand for good quality bonds, especially those in the state of Kansas, and thus the appreciation has been shown in price and value of the bonds held in the Kansas Tax-Exempt Bond Fund.

In addition, current coupons provided a steady stream of income. As a result, the municipal bonds held in the Kansas Tax-Exempt Bond Fund have appreciated in price (NAV 12/31/01 was $9.97 and NAV on 6/30/02 was $10.09). As these financial challenges come to light, Scout Investment Advisors will be even more deliberate in its analysis and review of any financial credits currently held by the Fund or that may be bought in the future. At this time, we are very comfortable with the municipal bonds held by the UMB Scout Kansas Tax-Exempt Bond Fund, but we will continue to review and analyze these assets on a daily basis. Our philosophy has always been to buy what we consider good quality bonds, believing that in the event of a financial downturn, the Fund's bonds could, should and would withstand some bad news without significantly affecting the overall value and return of the Fund's assets.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

The UMB Scout Kansas Tax-Exempt Bond Fund closed the quarter ended June 30, 2002 at $10.09 per share and had a total return (price change and reinvested distributions) of 2.29% for the quarter. The Fund's benchmark, the Lehman Brothers 3-Year Municipal Index posted a return of 2.94% for the quarter.

Scout Investment Advisors appreciate your continuing respect and confidence in our Funds. If you ever have any questions or concerns, please feel free to contact us.

M. KATHRYN GELLINGS
REX MATLACK, CFA
Scout Investment Advisors, Inc.



1  Available only to residents of Kansas and Missouri.


--------------------------------------------------------------------------------
 HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------

 UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX) as of June 30, 2002

             KS Tax-ExemLB 3-Year MuniLB 5-Year Muni
                Fund        Index        Index
               -----        -----        -----

 2/23/1998     10,000      10,000        10,000
 3/31/1998      9,966      10,015        10,035
 6/30/1998     10,062      10,128        10,147
 9/30/1998     10,278      10,328        10,414
12/31/1998     10,342      10,429        10,499
 3/31/1999     10,421      10,544        10,608
 6/30/1999     10,325      10,498        10,477
 9/30/1999     10,400      10,602        10,575
12/31/1999     10,413      10,633        10,576
 3/31/2000     10,503      10,741        10,703
 6/30/2000     10,626      10,889        10,872
 9/30/2000     10,816      11,064        11,086
12/31/2000     11,082      11,296        11,393
 3/31/2001     11,330      11,593        11,716
 6/30/2001     11,433      11,734        11,831
 9/30/2001     11,648      12,012        12,156
12/31/2001     11,641      12,040        12,100
 3/31/2002     11,721      12,102        12,170
 6/30/2002     11,989      12,457        12,671

 2Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Performance returns for the UMB Scout Kansas Tax-Exempt Bond Fund, Lehman Brothers 3-Year Municipal Index and Lehman Brothers 5-Year Municipal Index assume distributions were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
June 30, 2002

 FUND DIVERSIFICATION

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

Kansas................88%
Other.................12%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
 COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)
as of June 30, 2002
                                             QUARTER   1 YEAR  3 YEARS INCEPTION
--------------------------------------------------------------------------------

UMB SCOUT KANSAS
TAX-EXEMPT BOND FUND........................   2.29%    4.86%    5.11%     4.26%
Lehman Brothers 3-Year Municipal Index1.....   2.94%    6.17%    5.87%     5.18%
Lehman Brothers 5-Year Municipal Index1.....   4.12%    7.10%    6.54%     5.59%
--------------------------------------------------------------------------------

  Inception - February 23, 1998.

  Returns for periods greater than one year are compound average annual rates of return.

  The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

  Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.


--------------------------------------------------------------------------------
 HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND(UMBKX)

                                INCOME &                       CUMULATIVE2
                    NET       SHORT-TERM       LONG-TERM        VALUE PER
                   ASSET         GAINS            GAINS         SHARE PLUS
                   VALUE     DISTRIBUTION     DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------

12/31/98........ $ 10.01         $ 0.33          $   --         $ 10.34
12/31/99........    9.68           0.40              --           10.40
12/31/00........    9.87           0.41            0.01           11.02
12/31/01........    9.97           0.39              --           11.51
06/30/023.......   10.09           0.18              --           11.80
--------------------------------------------------------------------------------

 2Does not assume any compounding of reinvested distributions.

 3Six months only. Distributions typically occur in June and December.
  Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

KANSAS TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

KANSAS-- 88.2%
                 Barton County, Kansas, Series A,
                  Unified School District 428
$150,000          4.75%, 09/01/11............................          $155,545
                 Cloud County, Kansas,
                 Unified School District 333
 150,000         5.10%, 09/01/04.............................           155,307
                 Concordia, Kansas,
                  Water & Sewer Rev.
  55,000          4.70%, 11/01/07............................            58,981
                 Derby, Kansas, G.O., Series A
  25,000          4.65%, 06/01/09............................            25,866
                 Douglas County, Kansas,
                  Unified School District 497,
                  Series A
 200,000          4.30%, 09/01/05............................           210,560
                 Ellsworth, Kansas,
                  Public Building Rev.
  10,000          4.50%, 06/01/05............................            10,202
  20,000          4.70%, 06/01/07............................            20,241
                 Emporia, Kansas, Temp., Series A
 100,000          2.55%, 12/01/02............................           100,337
                 Finney County, Kansas, G.O.
  50,000          4.30%, 12/01/11............................            50,844
                 Garden City, Kansas
  50,000          4.10%, 11/01/04............................            52,213
                 Hays, Kansas
  50,000          4.40%, 09/01/10............................            51,368
                 Hutchinson, Kansas
 125,000          4.00%, 09/01/03............................           127,954
                 Johnson County, Kansas,
                  Park Facility
 100,000          4.90%, 09/01/09............................           103,595
                 Johnson County, Kansas,
                  Unified School District 229,
                  Series A
 100,000          5.20%, 10/01/03............................           104,416
 100,000          5.50%, 10/01/05............................           104,252
  50,000          5.125%, 10/01/06...........................            54,577
                  Series B
 100,000          4.00%, 09/01/03............................           102,690
                 Johnson County, Kansas,
                  Unified School District 231,
                  Refinance & Improvement,
                  Series A
  25,000          5.25%, 10/01/02............................            25,235
 300,000          5.10%, 10/01/04............................           302,802
                 Johnson County, Kansas,
                  Unified School District 232
 100,000          5.00%, 03/01/05............................           106,421
                 Johnson County, Kansas,
                  Unified School District 512
  50,000          4.95%, 10/01/09............................            53,099
 100,000          5.00%, 10/01/09............................           105,299

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
                 Johnson County, Kansas,
                  Water District 001, Water Revenue
$100,000          4.90%, 06/01/12 ...........................          $105,065
                 Kansas State Dept. of Transportation,
                  Highway Rev.
 200,000          5.10%, 03/01/05 ...........................           207,804
 100,000          Variable Rate, 09/01/20....................           100,000
 200,000          Variable Rate, 09/01/20....................           200,000
                 Lawrence, Kansas, G.O.
  30,000          4.35%, 09/01/02 ...........................            30,142
                 Lawrence, Kansas, Series P
 150,000          5.20%, 09/01/02 ...........................           150,913
                  Leawood, Kansas, Series A
  50,000          4.35%, 09/01/04 ...........................            52,472
 100,000          4.40%, 09/01/13 ...........................           101,572
                 Lenexa, Kansas
  35,000          5.00%, 09/01/05 ...........................            37,587
                 Lyon County, Kansas, Sales Tax Rev.
 100,000          4.70%, 09/01/09 ...........................           104,702
                 Miami County, Kansas,
                  Unified School District 367
 100,000          4.35%, 09/01/05 ...........................           105,462
 100,000          4.30%, 09/01/11 ...........................           101,893
                 Olathe, Kansas, Series 199
  80,000          4.25%, 04/01/08 ...........................            83,137
                 Sabetha, Kansas, Electric Rev.
  80,000          4.00%, 09/01/04 ...........................            82,558
                 Salina, Kansas,
                  Water & Sewer, Series B
  50,000          4.10%, 10/01/02 ...........................            50,324
 100,000          4.40%, 10/01/08 ...........................           104,833
                 Sedgwick County, Kansas, Series A
 300,000          5.00%, 08/01/02 ...........................           300,774
                 Sedgwick County, Kansas,
                  Unified School District 260,
                  Series A
 200,000          4.00%, 10/01/06 ...........................           209,046
                 Sedgwick County, Kansas,
                  Unified School District 261
  50,000          4.10%, 11/01/09 ...........................            51,304
                 Sedgwick County, Kansas,
                  Unified School District 263
 200,000          5.30%, 09/01/03 ...........................           208,474
                 Sedgwick County, Kansas,
                  Unified School District 265
 340,000          5.40%, 10/01/05 ...........................           365,469
  50,000          4.25%, 10/01/08 ...........................            52,199
                 Seward County, Kansas, Series A
 100,000          4.00%, 08/01/08 ...........................           102,935
                 Shawnee, Kansas, Series A
 200,000          4.30%, 12/01/04 ...........................           206,338
                 Shawnee County, Kansas, Series D
  35,000          4.15%, 09/01/05 ...........................            36,689

--------------------------------------------------------------------------------
                                                         Continued on next page.

JUNE 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

KANSAS TAX-EXEMPT BOND FUND (Continued)

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
                 Shawnee County, Kansas,
                  Unified School District 501
$ 50,000          4.30%, 02/01/05 ...........................          $ 52,233
  50,000          4.00%, 08/01/06 ...........................            52,179
 150,000          4.625%, 08/01/13 ..........................           153,627
  75,000          4.625%, 08/01/14 ..........................            76,289
                 Topeka, Kansas, Refunding &
                  Improvement Rev., Series A
 100,000          4.30%, 08/15/05 ...........................           104,529
                 Topeka, Kansas, Water & Water
                  Pollution Control Utility Rev.,
                  Series A
  70,000          4.30%, 08/01/07 ...........................            71,507
 100,000          5.00%, 08/01/15 ...........................           103,933
                 Wellington, Kansas, Electric Water
                  Works & Sewer Utility Rev.
  30,000          4.60%, 05/01/07 ...........................           31,905
                 Wichita, Kansas, Series 752
 100,000           4.50%, 09/01/09 . ........................           103,252
                 Wyandotte County, Kansas,
                  Unified School District 204
 300,000           5.20%, 09/01/04 ..........................           312,723
  35,000           4.80%, 09/01/07 ..........................            37,695
                 Wyandotte County, Kansas,
                   Utility System Revenue
  50,000           4.25%, 09/01/09 . ........................            51,746
                                                                    -----------

TOTAL KANSAS
(COST $6,184,459)-- 88.2%....................................         6,385,114
                                                                    -----------

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

MISSOURI-- 12.4%
                 Missouri, State Health & Educational
$300,000          Variable Rate, 12/01/05....................          $300,000
 100,000          Variable Rate, 10/01/09....................           100,000
 300,000          Variable Rate, 03/01/40....................           300,000
                 Missouri State Environmental
                  Impt & Energy Res Auth Poll Ctl
 200,000         Variable Rate, 06/01/23.....................           200,000
                                                                    -----------

TOTAL MISSOURI
(COST $900,000)-- 12.4%......................................           900,000
                                                                    -----------

TOTAL INVESTMENTS
(COST $7,084,459)-- 100.6%                                            7,285,114
                                                                    -----------

Liabilities less other assets-- (0.6)%                                 (44,353)
                                                                    -----------

TOTAL NET ASSETS -- 100.0%
                 (equivalent to $10.09 per share;
                 10,000,000 shares of $1.00 par value
                 capital shares authorized;
                 717,586 shares outstanding) ...............         $7,240,761
                                                                    -----------

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
                                                  UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
MONEY MARKET FUND

OBJECTIVE:

The UMB Scout Money Market Fund seeks maximum income consistent with safety of principal and liquidity by investing in short-term debt obligations. The Fund offers shares of two separate Portfolios, Prime and Federal.

The Prime Portfolio of the UMB Scout Money Market Fund finished the fiscal year with a 7-day yield of 1.31%. The Federal Portfolio of the Fund finished with a 7-day yield of 1.26%.

The total returns for Prime and Federal Portfolios, for the fiscal year, were 1.94% and 1.91%, respectively.

The Federal Open Market Committee (FOMC) held Federal Funds steady at 1.75%. Low money market rates have caused some distress amongst investors, but the slow economic recovery makes it increasingly likely that short rates will remain low for the foreseeable future.

We will be maintaining moderate average maturities, in the 25-45 day range. The next major move in short-term rates is likely higher. When signs of economic recovery begin to appear, we will likely move to a shorter maturity structure.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO (UMPXX)

Commercial Paper......94%
Government & Agency... 6%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002. Subject to change.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND

FEDERAL PORTFOLIO (UMFXX)

Agencies.............100%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2002. Subject to change.

June 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

MONEY MARKET FUND

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

PRIME PORTFOLIO
SHORT-TERM CORPORATE NOTES-- 93.6%
                 3M Co.
$1,000,000        1.74%, 07/22/02............................        $   998,985
                 Abbott Laboratories
 5,000,000        1.75%, 07/26/02 ...........................          4,993,924
10,000,000        1.75%, 08/13/02............................          9,979,097
                 AIG Funding
10,000,000        1.76%, 07/08/02............................          9,996,578
10,000,000        1.75%, 07/09/02............................          9,996,111
10,000,000        1.75%, 07/18/02............................          9,991,736
                 Alcoa, Inc.
10,000,000        1.72%, 07/23/02............................          9,989,489
10,000,000        1.72%, 07/24/02............................          9,989,011
                 American Express Co.
10,000,000        1.76%, 07/19/02............................          9,991,200
10,000,000        1.76%, 07/31/02............................          9,985,500
                 Amgen, Inc.
 8,500,000        1.76%, 07/02/02 ............................         8,499,585
                 Anheuser-Busch Companies, Inc.
10,000,000        1.72%, 07/15/02............................          9,993,311
 6,170,000        1.72%, 07/19/02 ...........................          6,164,601
                 Becton Dickinson and Co.
15,000,000        1.74%, 07/12/02............................         14,992,025
                 BellSouth Corp.
10,000,000        1.74%, 07/03/02............................          9,999,028
10,000,000        1.74%, 07/08/02............................          9,996,617
10,455,000        1.72%, 07/16/02............................         10,447,507
10,000,000        1.74%, 07/18/02............................          9,991,783
                 Bristol-Myers Squibb Co.
20,000,000        1.74%, 07/29/02............................         19,972,933
                 ChevronTexaco Corp.
10,000,000        1.74%, 07/09/02............................          9,996,133
10,000,000        1.74%, 07/16/02............................          9,992,750
10,000,000        1.74%, 07/23/02............................          9,989,367
10,000,000        1.74%, 07/25/02............................          9,988,333
                 Clorox Co.
15,000,000        1.75%, 07/17/02............................         14,988,422
                 Coca-Cola Co.
10,000,000        1.72%, 07/12/02............................          9,994,745
15,000,000        1.73%, 07/17/02............................         14,988,467
                 Colgate-Palmolive Co.
 5,600,000        1.73%, 07/16/02 ...........................          5,595,963
14,000,000        1.72%, 07/22/02............................         13,985,953
10,000,000        1.73%, 07/24/02............................          9,988,947
 1,000,000        1.73%, 07/31/02 ...........................            998,558
                 Donnelley (R.R.) & Sons Co.
 3,127,000        1.74%, 07/18/02 ...........................          3,124,431
                 Du Pont (E.I.) De Nemours & Co.
20,000,000        1.72%, 07/10/02............................         19,991,400
                 Duke Energy
10,000,000        1.95%, 07/01/02............................         10,000,000
                 Emerson Electric Co.
11,491,000        1.74%, 07/15/02............................         11,483,224
25,000,000        1.74%, 08/20/02............................         24,939,514
                 Executive Jet, Inc.
10,000,000        1.77%, 07/22/02............................          9,989,675
10,000,000        1.76%, 08/06/02............................          9,982,400
10,000,000        1.76%, 08/07/02............................          9,981,911
10,000,000        1.76%, 08/12/02............................          9,979,467

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

SHORT-TERM CORPORATE NOTES (Continued)
                 Gannett Co., Inc.
$12,122,000       1.75%, 07/11/02 ...........................       $12,116,107
  8,000,000       1.75%, 07/12/02 ...........................         7,995,722
  7,000,000       1.75%, 07/22/02 ...........................         6,992,854
 10,000,000       1.75%, 07/25/02 ...........................         9,988,333
                 General Dynamics Corp.
 10,000,000       1.75%, 07/11/02 ...........................         9,995,139
 10,000,000       1.75%, 07/12/02 ...........................         9,994,653
 10,000,000       1.75%, 07/18/02 ...........................         9,991,783
 10,000,000       2.08%, 09/27/02 ...........................         9,949,156
                 General Re Corp.
 10,000,000       1.73%, 07/23/02 ...........................         9,989,367
 10,000,000       1.73%, 07/25/02 ...........................         9,988,467
                 Gillette Co.
  8,000,000       1.94%, 07/01/02 ...........................         8,000,000
                 International Business
                  Machines Corp.
  5,000,000       1.74%, 07/30/02 ...........................         4,992,992
 10,000,000       1.74%, 07/31/02 ...........................         9,985,500
                 Kimberly-Clark Corp.
  9,000,000       1.74%, 07/08/02 ...........................         8,996,955
  3,000,000       1.75%, 08/02/02 ...........................         2,995,333
 10,000,000       1.73%, 08/06/02 ...........................         9,982,700
                 Laclede Gas Co.
  2,175,000       1.75%, 07/03/02 ...........................         2,174,783
  3,170,000       1.75%, 07/30/02 ...........................         3,165,480
  6,070,000       1.75%, 08/08/02 ...........................         6,058,595
  5,000,000       1.75%, 08/19/02 ...........................         4,987,886
                 Marsh & McLennan
                  Companies, Inc.
  8,100,000       1.74%, 07/25/02 ...........................         8,090,604
                 May Department Stores Co.
  3,709,000       1.75%, 07/01/02 ...........................         3,709,000
 10,000,000       1.75%, 07/19/02 ...........................         9,991,250
                 Medtronic, Inc.
 10,000,000       1.74%, 07/09/02 ...........................         9,996,133
 12,700,000       1.74%, 07/10/02 ...........................        12,694,476
 10,000,000       1.77%, 07/15/02 ...........................         9,993,117
  6,000,000       1.74%, 07/17/02 ...........................         5,995,360
  3,000,000       1.74%, 07/25/02 ...........................         2,996,520
                 Merck & Co., Inc.
 10,000,000       1.78%, 07/01/02 ...........................        10,000,000
  6,000,000       2.00%, 07/02/02 ...........................         5,999,703
                 Merrill Lynch & Co., Inc.
 10,000,000       1.71%, 07/02/02 ...........................         9,999,525
                 Nike, Inc.
  6,225,000       1.76%, 07/12/02 ...........................         6,221,652
 10,480,000       1.74%, 07/18/02 ...........................        10,471,389
 10,000,000       1.76%, 08/15/02 ...........................         9,978,000
 15,000,000       1.76%, 08/29/02 ...........................        14,956,734
                 Pfizer, Inc.
  7,500,000       1.72%, 07/15/02 ...........................         7,494,983
  8,000,000       1.72%, 07/16/02 ...........................         7,994,233
 10,000,000       1.72%, 07/29/02 ...........................         9,986,545
                 President & Fellows Harvard
 10,000,000       1.74%, 07/11/02 ...........................         9,995,167
 10,000,000       1.74%, 08/26/02 ...........................         9,972,933

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

PRIME PORTFOLIO (Continued)

SHORT-TERM CORPORATE NOTES (Continued)
                 Procter & Gamble Co.
$10,000,000       1.73%, 07/24/02............................       $  9,988,947
 30,000,000       1.73%, 07/26/02............................         29,963,889
                 Snap-On, Inc.
 10,000,000       1.76%, 07/08/02............................          9,996,578
                 Stanley Works
 10,000,000       1.83%, 07/19/02............................          9,990,850
                 State Street Corp.
 10,000,000       1.75%, 07/01/02............................         10,000,000
  5,000,000       1.75%, 07/15/02............................          4,996,597
 10,000,000       1.75%, 07/29/02............................          9,986,389
 10,000,000       1.75%, 08/09/02............................          9,981,150
                 Wal-Mart Stores, Inc.
  7,000,000        1.72%, 07/16/02...........................          6,994,984
 17,000,000        1.72%, 07/23/02...........................         16,982,027
 18,000,000        1.72%, 07/30/02...........................         17,975,076
                                                                    ------------

TOTAL SHORT-TERM CORPORATE NOTES
(Cost $877,684,297)-- 93.6% .................................        877,684,297
                                                                    ------------

U.S. GOVERNMENT AGENCIES-- 6.2%
                 Federal Home Loan Bank
1,700,000         1.70%, 07/17/02 ...........................          1,698,716
6,000,000         2.35%, 04/01/03 ...........................          6,000,000
5,000,000         2.57%, 04/25/03 ...........................          5,000,000
7,000,000         2.72%, 06/13/03 ...........................          7,000,000
                 Federal Home Loan
                  Mortgage Corp.
9,000,000         1.70%, 07/02/02 ...........................          8,999,567
6,000,000         2.66%, 05/21/03 ...........................          6,000,000
                 Federal National Mortgage
                  Association
13,100,000        1.71%, 07/03/02............................         13,098,765
 1,500,000        1.70%, 07/19/02 ...........................          1,498,725
 1,000,000        1.70%, 07/22/02 ...........................            999,008
 8,300,000        1.70%, 07/24/02 ...........................          8,290,879
                                                                      ----------

TOTAL U.S. GOVERNMENT AGENCIES
(COST $58,585,660)-- 6.2%....................................         58,585,660
                                                                     -----------

TOTAL INVESTMENTS
(COST $936,269,957)-- 99.8%..................................        936,269,957

Other assets less liabilities-- 0.2%.........................          1,874,594
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
                 (equivalent to $1.00 per share;
                 1,500,000,000 shares
                 of $0.01 par value capital shares authorized;
                 938,173,190 shares outstanding).............       $938,144,551
                                                                     -----------

Valuation of securities is on the basis of amortized cost, which approximates market value.


--------------------------------------------------------------------------------
 FACE                                                                     MARKET
AMOUNT          DESCRIPTION                                                VALUE
--------------------------------------------------------------------------------

FEDERAL PORTFOLIO
U.S. GOVERNMENT AGENCIES-- 100.0%

                Federal Agricultural Mortgage
                 Association
$10,000,000      1.73%, 07/11/02 ............................        $ 9,995,195
 15,500,000      1.74%, 07/12/02 ............................         15,491,759
                Federal Home Loan Bank
  3,000,000      1.70%, 07/08/02 ............................          2,999,008
 15,642,000      1.72%, 07/10/02 ............................         15,635,299
  2,600,000      1.72%, 07/15/02 ............................          2,598,261
  1,300,000      1.70%, 07/17/02 ............................          1,299,018
 10,000,000      1.71%, 07/19/02 ............................          9,991,450
 18,601,000      1.72%, 07/24/02 ............................         18,580,687
 11,334,000      1.72%, 07/26/02 ............................         11,320,462
 12,200,000      1.70%, 07/31/02 ............................         12,182,717
  2,500,000      2.35%, 04/01/03 ............................          2,500,000
  2,000,000      2.57%, 04/25/03 ............................          2,000,000
                Federal Home Loan Mortgage Corp.
 20,000,000      1.90%, 07/01/02 ............................         20,000,000
  2,000,000      1.70%, 07/02/02 ............................          1,999,904
 10,000,000      1.70%, 07/05/02 ............................          9,998,111
 14,250,000      1.70%, 07/08/02 ............................         14,245,290
  3,500,000      1.71%, 07/11/02 ............................          3,498,337
 15,000,000      1.70%, 07/18/02 ............................         14,987,958
 15,000,000      1.70%, 07/23/02 ............................         14,984,417
 18,502,000      1.70%, 07/25/02 ............................         18,481,031
  8,000,000      1.72%, 07/30/02 ............................          7,988,915
  4,000,000      2.66%, 05/21/03 ............................          4,000,000
                Federal National Mortgage
                Association
 15,474,000      1.71%, 07/03/02 ............................         15,472,517
 12,000,000      1.70%, 07/09/02 ............................         11,995,466
  2,000,000      1.72%, 07/10/02 ............................          1,999,140
  4,756,000      1.71%, 07/11/02 ............................          4,753,741
  9,493,000      1.70%, 07/15/02 ............................          9,486,724
    570,000      6.22%, 07/15/02 ............................            570,963
 21,000,000      1.70%, 07/16/02 ............................         20,985,100
 15,000,000      1.71%, 07/17/02 ............................         14,988,600
  9,000,000      1.70%, 07/19/02 ............................          8,992,350
 13,750,000      1.70%, 07/24/02 ............................         13,735,015
    570,000      6.24%, 07/29/02 ............................            571,937
 15,000,000      1.67%, 08/05/02 ............................         14,975,646
  4,800,000      1.82%, 08/07/02 ............................          4,791,022
  5,399,000      1.72%, 08/09/02 ............................          5,388,940
 10,000,000      2.60%, 05/29/03 ............................         10,000,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $353,484,980)-- 100.0%................................         353,484,980

Liabilities less other assets-- (0.0)% .....................            (46,260)
                                                                     -----------

TOTAL NET ASSETS -- 100.0%
                 (equivalent of $1.00 per share;
                 750,000,000 shares of $0.01 par value
                 capital shares authorized;
                 353,473,217 shares outstanding) ............       $353,438,720
                                                                     -----------


See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND

OBJECTIVE:
The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

The UMB Scout Tax-Free Money Market Fund finished the fiscal year with a 7-day yield of 0.89%. The total return for the year was 1.23%.

The Federal Open Market Committee (FOMC) held Federal Funds steady at 1.75%. Low money market rates have caused some distress amongst investors, but the slow economic recovery makes it increasingly likely that short rates will remain low for the foreseeable future.

We continue to maintain what we believe to be a substantially higher level of credit quality than the average tax-free money market fund by reviewing issuers' creditworthiness on a "stand-alone" basis, without the support of third-party credit enhancement.

This management style should continue to make the Fund an outstanding option for investors in the upper tax brackets who seek solid yields combined with top-tier credit quality.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Fund may be subject to the federal alternative minimum tax, as well as state and local taxes.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
 FUND DIVERSIFICATION
--------------------------------------------------------------------------------

UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

Demand Notes..........53%
Commercial Paper......47%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2002.
Subject to change.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2002

TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
          FACE                                                            MARKET
STATE    AMOUNT  DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------

ARIZONA
                  Arizona State University, Revenue
       $1,820,000  5.90%, 07/01/09 $1,838,200
                  Mesa, Arizona Community Development Corp.,
                   Commercial Paper
        1,500,000  1.50%, 07/09/02 ..................................  1,500,000
                  Salt River Project, Arizona, Commercial Paper
        2,000,000  1.30%, 08/02/02 ..................................  2,000,000
        1,000,000  1.30%, 08/06/02 ..................................  1,000,000
        1,000,000  1.30%, 08/07/02 ..................................  1,000,000
        4,000,000  1.30%, 09/03/02 ..................................  4,000,000
ARKANSAS
                  Pulaski County, Arkansas, Pollution Control
          600,000  Variable Rate, 08/01/22...........................    600,000
CONNECTICUT
                  Connecticut State Health & Education
        1,000,000   Variable Rate, 05/15/14 .........................  1,000,000
        1,500,000   Variable Rate, 02/15/21 .........................  1,500,000
FLORIDA
                  Dade County, Florida, Industrial Development
          600,000  Variable Rate, 06/01/21...........................    600,000
                  Gainesville, Florida, Commercial Paper
        1,674,000   1.30%, 07/18/02 .................................  1,674,000
                  Jacksonville, Florida, Commercial Paper
        2,000,000   1.45%, 07/02/02 .................................  2,000,000
GEORGIA
                  Cobb County, Georgia, Housing Authority
                    Multifamily Housing
        2,100,000   Variable Rate, 09/15/26..........................  2,100,000
                  Fulton County, Georgia, Housing Authority
                   Multifamily Housing
        1,000,000  Variable Rate, 04/01/30...........................  1,000,000
HAWAII
                  Honolulu, Hawaii, City & County
        2,000,000  Variable Rate, 01/01/05 ..........................  2,000,000
        3,925,000  Variable Rate, 01/01/15 ..........................  3,925,000
ILLINOIS
                  Bedford Park, Illinois, Environment
        1,000,000  Variable Rate, 08/01/22 ..........................  1,000,000
                  Illinois Development Finance Authority Poll
          910,000  Variable Rate, 11/01/12...........................    910,000
                  Joliet, Illinois, Regional Port Authority
        2,800,000  Variable Rate, 10/01/24 .........................   2,800,000
INDIANA
                  Indiana, State Educational Facilities Authority
        3,000,000   Variable Rate, 03/01/25 .........................  3,000,000
                  St. Joseph County, Indiana, Educational Facilities
        1,800,000   Variable Rate, 03/01/37 .........................  1,800,000
LOUISIANA
                  Delhi, Louisiana, Industrial Development Revenue
        3,000,000  Variable Rate, 12/01/12 ..........................  3,000,000
MARYLAND
                  Baltimore County, Maryland, Commercial Paper
        2,500,000  1.30%, 08/06/02 ..................................  2,500,000
MASSACHUSETTS
                  Massachusetts State Health & Educational
        2,900,000  Variable Rate, 08/01/15 ..........................  2,900,000
        2,200,000  Variable Rate, 11/01/26 ..........................  2,200,000
MISSISSIPPI
                  Jackson County, Mississippi, Port Facilities
        2,250,000   Variable Rate, 06/01/23 .........................  2,250,000

--------------------------------------------------------------------------------
                                                         Continued on next page.

JUNE 30, 2002

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

TAX-FREE MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
          FACE                                                            MARKET
STATE    AMOUNT  DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------

MISSOURI
                  Missouri, State Environmental Authority Pollution Control
         $400,000  Variable Rate, 06/01/23...........................   $400,000
                  Missouri, State Health & Education
          500,000   Variable Rate, 09/01/30..........................    500,000
        1,600,000   Variable Rate, 09/01/30 .........................  1,600,000
        2,100,000   Variable Rate, 09/01/30 .........................  2,100,000
        3,500,000   Variable Rate, 03/01/40..........................  3,500,000
NEBRASKA
                  Nebraska Public Power, Commercial Paper
        2,000,000   1.45%, 07/12/02 .................................  2,000,000
        8,000,000   1.35%, 08/08/02 .................................  8,000,000
                  Omaha, Nebraska, Public Power, Commercial Paper
        2,900,000   1.30%, 07/08/02 .................................  2,900,000
        4,000,000   1.45%, 07/10/02 .................................  4,000,000
        1,000,000   1.30%, 07/23/02 .................................  1,000,000
        4,000,000   1.35%, 08/08/02 .................................  4,000,000
NEVADA
                  Clark County, Nevada, School District
          400,000   Variable Rate, 02/01/21..........................    400,000
NEW MEXICO
                  Hurley, New Mexico, Pollution Control
        1,250,000  Variable Rate, 12/01/15 ..........................  1,250,000
OHIO
                  Columbus, Ohio, Series 1
        3,300,000  Variable Rate, 06/01/16 ..........................  3,300,000
          900,000  Variable Rate, 12/01/17...........................    900,000
                  Columbus, Ohio, Water & Sewer
        2,600,000   Variable Rate, 06/01/11 .........................  2,600,000
                  Ohio State University
        2,700,000   Variable Rate, 12/01/19 .........................  2,700,000
PENNSYLVANIA
                  Beaver County, Pennsylvania, Pollution Control
        2,650,000   Variable Rate, 09/01/25 .........................  2,650,000
SOUTH CAROLINA
                  South Carolina Public Service, Commercial Paper
        1,000,000  1.30%, 07/09/02 ..................................  1,000,000
        2,600,000  1.45%, 07/12/02 ..................................  2,600,000
        1,000,000  1.25%, 08/02/02 ..................................  1,000,000
        1,000,000  1.30%, 08/14/02 ..................................  1,000,000
        1,500,000  1.30%, 08/20/02 ..................................  1,500,000
        1,000,000  1.30%, 08/21/02 ..................................  1,000,000
                  York County, South Carolina, Commercial Paper
        1,000,000  1.75%, 07/03/02 ..................................  1,000,000
        3,000,000  1.50%, 07/15/02 ..................................  3,000,000
TENNESSEE
                  Metro Govt. Nashville/Davidson County, Tennessee
        3,200,000 Variable Rate, 10/01/30 ...........................  3,200,000
TEXAS
                  Austin, Texas, Utilities, Commercial Paper
        6,000,000  1.355%, 08/01/02 .................................  6,000,000
                  Brazos River Authority, Texas, Pollution Control
          200,000  Variable Rate, 09/01/02...........................    200,000
          100,000  Variable Rate, 02/01/04...........................    100,000
                  Gulf Coast Waste Disposal
          600,000  Variable Rate, 06/01/20...........................    600,000
                  Harris County, Texas, Commercial Paper
        1,000,000  1.45%, 07/08/02 ..................................  1,000,000
        1,200,000  1.35%, 07/08/02 ..................................  1,200,000
        1,000,000  1.45%, 07/11/02 ..................................  1,000,000
        1,295,000  1.45%, 07/12/02 ..................................  1,295,000
        1,145,000  1.30%, 08/06/02 ..................................  1,145,000
        2,383,000  1.25%, 08/12/02 ..................................  2,383,000

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002

TAX-FREE MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
          FACE                                                            MARKET
STATE    AMOUNT  DESCRIPTION                                               VALUE
--------------------------------------------------------------------------------

TEXAS (Continued)
                  Port Corpus Christi Authority, Texas
       $4,500,000  Variable Rate, 09/01/14 ..........................  4,500,000
                  Texas Public Finance Authority, Commercial Paper
        2,500,000  1.30%, 08/07/02 ..................................  2,500,000
                  University of Texas, Commercial Paper
        1,500,000  1.30%, 07/01/02 ..................................  1,500,000
        2,500,000  1.30%, 07/01/02 ..................................  2,500,000
        1,000,000  1.30%, 07/09/02 ..................................  1,000,000
        3,000,000  1.30%, 08/05/02 ..................................  3,000,000
UTAH
                  Intermountain Power Agency, Utah, Commercial Paper
        1,000,000  1.45%, 07/03/02 ..................................  1,000,000
        2,500,000  1.45%, 07/05/02 ..................................  2,500,000
        1,000,000  1.35%, 07/16/02 ..................................  1,000,000
        2,000,000  1.30%, 08/09/02 ..................................  2,000,000
                  Salt Lake City, Utah, Pollution Control
        1,300,000  Variable Rate, 02/01/08 ..........................  1,300,000
                  Utah State
        1,300,000  Variable Rate, 07/01/16 ..........................  1,300,000
WASHINGTON
                  Port of Seattle, Washington
         2,600,000  Variable Rate, 01/01/05 .........................  2,600,060
                  Seattle, Washington, Water System
         1,900,000  Variable Rate, 09/01/25 .........................  1,900,000
                  Washington State, 96A
         6,500,000  Variable Rate, 06/01/20 .........................  6,500,000
                  Washington State, 96B
         2,000,000  Variable Rate, 06/01/20 .........................  2,000,000
                  Washington State, Public Power #2a1
         1,300,000  Variable Rate, 07/01/12 .........................  1,300,000
                  Washington State, Public Power #2a2
         1,800,000  Variable Rate, 07/01/12 .........................  1,800,000
                  Washington State, Public Power Supply #1
         1,300,000  Variable Rate, 07/01/17 .........................  1,300,000
WISCONSIN
                  Oak Creek, Wisconsin, Pollution Control
        1,400,000  Variable Rate, 08/01/16 ..........................  1,400,000
                  Sheboygan, Wisconsin, Pollution Control
        1,600,000  Variable Rate, 08/01/14 ..........................  1,600,000
        1,500,000  Variable Rate, 09/01/15 ..........................  1,500,000
                  Wisconsin State Government, Commercial Paper
        1,686,000  1.30%, 07/10/02 ..................................  1,686,000
WYOMING
                  Kemmerer, Wyoming, Pollution Control
          600,000  Variable Rate, 11/01/14...........................    600,000
                  Lincoln County, Wyoming, Pollution Control
          200,000  Variable Rate, 11/01/14...........................    200,000
        1,400,000  Variable Rate, 11/01/14 ..........................  1,400,000
        1,100,000  Variable Rate, 08/01/15 ..........................  1,100,000
                                                                     -----------

TOTAL INVESTMENTS (Cost $175,106,260)-- 100.0%.......................175,106,260

Other assets less liabilities-- 0.0%.................................     67,640
                                                                     -----------

TOTAL NET ASSETS-- 100.0%
                  (equivalent to $1.00 per share;
                  1,000,000,000 shares of $0.01 par value
                  capital shares authorized;
                  175,251,788 shares outstanding)....................175,173,900
                                                                     -----------

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2002
(IN THOUSANDS EXCEPT PER SHARE DATA)


------------------------------------------------------------------------------------------------------------------------------------
                                           STOCK           STOCK SELECT         EQUITY INDEX         SMALL CAP           WORLDWIDE
                                            FUND               FUND                 FUND                FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .....      $86,075             $15,028             $53,769             $40,151            $409,507
                                           =========================================================================================
  Investment securities
     at market value.................      $98,225             $13,995             $43,651             $43,793            $413,441
  Cash  .............................            -                   -                   -                   -               1,631

  Receivables:
     Investments sold ...............            -                   -                   -                   -                   -
     Dividends.......................          101                  14                  60                  32                 673
     Interest........................            1                   -                   -                   1                   8
     Fund shares sold................           22                  25                  21                  45               1,071
  Prepaid and other assets ..........            2                   -                   -                   1                 113
                                           -----------------------------------------------------------------------------------------
       Total assets .................       98,351              14,034              43,732              43,872             416,937
                                           -----------------------------------------------------------------------------------------

LIABILITIES:
  Disbursements in excess of
     demand deposit money............           21                   2                   9                   7                   -
  Payables:
     Investments purchased...........            -                   -                  90               1,271               5,772

     Fund shares redeemed............          682                   -                   -                   5               5,848
     Income payable..................            -                   -                   -                   -                   -
     Management fees.................           13                   2                   2                   5                  62
     Government fees.................            -                   -                   -                   1                   8
                                           -----------------------------------------------------------------------------------------
       Total liabilities ............          716                   4                 101               1,289              11,690
                                           -----------------------------------------------------------------------------------------
NET ASSETS...........................      $97,635             $14,030             $43,631             $42,583            $405,247
                                           =========================================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and
     paid-in capital)................      $89,668             $17,591             $55,256             $38,602            $423,704
  Accumulated undistributed income:
     Net investment income...........          154                   9                  45                  21                 458
     Net realized gain (loss) on
       investment and foreign
       currency transactions ........      (4,337)             (2,537)             (1,552)                 318            (22,849)
     Net unrealized appreciation
       (depreciation) on investments
       and translation of assets
       and liabilities in foreign
       currencies ...................       12,150             (1,033)            (10,118)               3,642               3,934
                                           -----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES ................      $97,635             $14,030             $43,631             $42,583            $405,247
                                           =========================================================================================
Capital Shares, $1.00 par value
  ($0.01 par value for Money Market
  Funds and Tax-Free Money Market Fund)
  Authorized ........................       20,000              10,000           Unlimited           Unlimited              30,000
                                           =========================================================================================
  Outstanding .......................        7,160               1,846               6,411               3,947              22,789
                                           =========================================================================================
NET ASSET VALUE PER SHARE............       $13.64               $7.60               $6.81              $10.79              $17.78
                                           =========================================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       MONEY     MONEY
                                                                                             KANSAS    MARKET    MARKET   TAX-FREE
                                         WORLDWIDE                                         TAX-EXEMPT   FUND      FUND     MONEY
                                           SELECT  TECHNOLOGY  ENERGY   BALANCED    BOND      BOND     PRIME    FEDERAL    MARKET
                                            FUND      FUND      FUND      FUND      FUND      FUND   PORTFOLIO PORTFOLIO    FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .....      $48,085   $13,872    $1,493    $1,123   $69,696    $7,084  $936,270  $353,485  $175,106
                                      ==============================================================================================
  Investment securities
     at market value.................      $43,450   $10,225    $1,530    $1,114   $72,640    $7,285  $936,270  $353,485  $175,106
  Cash  .............................            -         1         4         1         -        15     2,716       179         -
  Receivables:
     Investments sold ...............            -         -         -         -         -         -         -         -         -
     Dividends.......................           88         1         2         1         -         -         -         -         -
     Interest........................            -         -         1         6     1,023        84        86        90       246
     Fund shares sold................           65        16         8         -       404         3         2        24         6
  Prepaid and other assets ..........           17         -         -         -         1         -        14         6         6
                                      ----------------------------------------------------------------------------------------------
       Total assets .................       43,620    10,243     1,545     1,122    74,068     7,387   939,088   353,784   175,364
                                      ----------------------------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of
     demand deposit money............            -         -         -         -         -         -         -         -        62
  Payables:
     Investments purchased...........            -         -         4         -         -       128         -         -         -
     Fund shares redeemed............           15         -         -         -       246         -        43         -         -
     Income payable..................            -         -         -         -       232        18       822       319       112
     Management fees.................            7         2         -         -         9         -        71        26        13
     Government fees.................            1         -         -         -         -         -         7         -         3
                                      ----------------------------------------------------------------------------------------------
       Total liabilities ............           23         2         4         -       487       146       943       345       190
                                      ----------------------------------------------------------------------------------------------

NET ASSETS...........................      $43,597   $10,241    $1,541    $1,122   $73,581    $7,241  $938,145  $353,439  $175,174
                                      ==============================================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and
     paid-in capital)................      $53,269   $23,493    $1,589    $1,376   $70,380    $7,039  $938,174  $353,473  $175,225
  Accumulated undistributed income:
     Net investment income...........           62         -         2         6         1         -         -         -         -
     Net realized gain (loss) on
       investment and foreign
       currency transactions ........      (5,099)   (9,605)      (87)     (251)       256         1      (29)      (34)       (51)
     Net unrealized appreciation
       (depreciation) on investments
       and translation of assets
       and liabilities in
       foreign currencies ...........      (4,635)   (3,647)        37       (9)     2,944       201         -         -         -
                                      ----------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES ................      $43,597   $10,241    $1,541    $1,122   $73,581    $7,241  $938,145  $353,439  $175,174
                                      ==============================================================================================
Capital Shares, $1.00 par value
  ($0.01 par value for Money Market
  Funds and Tax-Free Money
  Market Fund)
  Authorized ........................       10,000 Unlimited Unlimited    10,000    10,000    10,000 1,500,000   750,000 1,000,000
                                      ==============================================================================================
  Outstanding .......................        5,040     4,036       168       137     6,377       718   938,173   353,473   175,252
                                      ==============================================================================================
NET ASSET VALUE PER SHARE............        $8.65     $2.54     $9.18     $8.19    $11.54    $10.09     $1.00     $1.00     $1.00
                                      ==============================================================================================



See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

-------------------------------------------------------------------------------
JUNE 30, 2002

-------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2002
(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                           STOCK           STOCK SELECT         EQUITY INDEX         SMALL CAP           WORLDWIDE
                                            FUND               FUND                 FUND                FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ...................         $255                 $13                  $5                $248              $1,488
  Dividend income ...................        1,457                 199                 486                 342               5,208
                                      ----------------------------------------------------------------------------------------------
     Total investment income ........        1,712                 212                 491                 590               6,696
                                      ----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees ...................          932                 120                 102                 316               3,890
  Government fees ...................           11                  10                   -                  11                  64
  Insurance fees ....................            2                   -                   -                   -                   5
                                      ----------------------------------------------------------------------------------------------
                                               945                 130                 102                 327               3,959
                                      ----------------------------------------------------------------------------------------------
  Net investment income (loss) ......          767                  82                 389                 263               2,737
                                      ----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from
     investment and foreign
     currency transactions...........      (3,655)             (1,657)             (1,157)                 335            (22,638)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets
     and liabilities in
     foreign currencies .............      (8,591)                (19)             (7,099)               (471)             (9,684)
                                      ----------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments
     and foreign currencies .........     (12,246)             (1,676)             (8,256)               (136)            (32,322)
                                      ----------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE)
       IN NET ASSETS RESULTING
       FROM OPERATIONS ..............    $(11,479)            $(1,594)            $(7,867)                $127           $(29,585)
                                      ==============================================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       MONEY     MONEY
                                                                                             KANSAS    MARKET    MARKET   TAX-FREE
                                         WORLDWIDE                                         TAX-EXEMPT   FUND      FUND     MONEY
                                           SELECT  TECHNOLOGY  ENERGY   BALANCED    BOND      BOND     PRIME    FEDERAL    MARKET
                                            FUND      FUND      FUND      FUND      FUND      FUND   PORTFOLIO PORTFOLIO    FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ...................          $38       $36        $9       $30    $4,282      $279   $22,847    $9,116    $2,787
  Dividend income ...................          685         9        23        11         -         -         -         -         -
                                      ----------------------------------------------------------------------------------------------
     Total investment income ........          723        45        32        41     4,282       279    22,847     9,116     2,787
                                      ----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees ...................          419       129        12        11       618        34     4,724     1,882       819
  Government fees ...................           16         -         -         -        40         1        76        26        13
  Insurance fees ....................            1         -         -         -         1         -        15         6         2
                                      ----------------------------------------------------------------------------------------------
                                               436       129        12        11       659        35     4,815     1,914       834
                                      ----------------------------------------------------------------------------------------------
  Net investment income (loss) ......          287      (84)        20        30     3,623       244    18,032     7,202     1,953
                                      ----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss)
     from investment and
     foreign currency transactions...      (4,743)   (3,545)      (87)      (60)       715         1         1         6      (18)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets and
     liabilities in foreign
     currencies .....................          547   (3,091)        37       (1)     1,715        75         -         -         -
                                      ----------------------------------------------------------------------------------------------
  Net realized and unrealized gain
     (loss) on investments
     and foreign currencies .........      (4,196)   (6,636)      (50)      (61)     2,430        76         1         6      (18)
                                      ----------------------------------------------------------------------------------------------
     Net increase (decrease)
       in net assets resulting
       from operations ..............     $(3,909)  $(6,720)     $(30)     $(31)    $6,053      $320   $18,033    $7,208    $1,935
                                      ==============================================================================================

-------------------------------------------------------------------------------
JUNE 30, 2002

-------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(IN THOUSANDS)


                                                                                                                           EQUITY
                                                   STOCK FUND                           STOCK SELECT FUND                INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                         YEAR ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                           JUNE 30,           JUNE 30,             JUNE 30,             JUNE 30,           JUNE 30,
                                            2002                2001                 2002                 2001               2002
-----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ......         $767              $1,285                 $82                $152                $389
  Net realized gain (loss)
     from investment and foreign
     currency transactions ..........      (3,655)               3,015             (1,657)               (693)             (1,157)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets and
     liabilities in foreign
     currencies .....................      (8,591)            (15,942)                (19)               (959)             (7,099)
                                         -----------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting
       from operations ..............     (11,479)            (11,642)             (1,594)             (1,500)             (7,867)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .............        (701)             (1,353)                (80)               (155)               (355)
  Net realized gain from
     investment and foreign
     currency transactions ..........      (1,291)             (8,918)                   -                   -                (42)
                                         -----------------------------------------------------------------------------------------
  Total distributions to shareholders      (1,992)            (10,271)                (80)               (155)               (397)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .......................       10,119              18,424               4,459               9,982              31,496
  Shares issued for reinvestment
     of distributions ...............        1,789              10,197                  69                 155                 363
                                         -----------------------------------------------------------------------------------------
        .............................       11,908              28,621               4,528              10,137              31,859
  Shares redeemed ...................     (17,433)            (36,943)             (3,146)             (2,689)             (5,385)
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) from
     capital share transactions .....      (5,525)             (8,322)               1,382               7,448              26,474
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets ..................     (18,996)            (30,235)               (292)               5,793              18,210

NET ASSETS:
  Beginning of period ...............      116,631             146,866              14,322               8,529              25,421
                                         -----------------------------------------------------------------------------------------
  End of period .....................      $97,635            $116,631             $14,030             $14,322             $43,631
                                          ========================================================================================

TRANSACTIONS IN SHARES:
  Shares sold .......................          679               1,053                 540               1,064               4,043
  Shares issued for reinvestment
     of distributions ...............          123                 629                   9                  18                  49
  Shares redeemed ...................      (1,180)             (2,081)               (379)               (296)               (702)
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) ...........        (378)               (399)                 170                 786               3,390
                                          ========================================================================================


See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
                                                  UMB SCOUT FUNDS ANNUAL REPORT



                                            EQUITY                                                 WORLDWIDE
                                          INDEX FUND    SMALL CAP FUND     WORLDWIDE FUND         SELECT FUND      TECHNOLOGY FUND
----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR      YEAR       YEAR     YEAR      YEAR       YEAR      YEAR     YEAR      YEAR
                                              ENDED    ENDED       ENDED   ENDED      ENDED      ENDED     ENDED    ENDED     ENDED
                                            JUNE 30,  JUNE 30,   JUNE 30, JUNE 30,  JUNE 30,   JUNE 30,   JUNE 30, JUNE 30, JUNE 30,
                                              2001     2002        2001    2002       2001       2002      2001      2002     2001
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
  Net investment income (loss) ......         $180      $263      $482    $2,737    $3,162      $287      $281     $(84)      $(5)
  Net realized gain (loss)
     from investment and foreign
     currency transactions ..........        (348)       335     6,440  (22,638)      (43)   (4,743)     (302)   (3,545)   (6,021)
  Net increase (decrease) in
     unrealized appreciation/
     depreciation on investments
     and translation of assets and
     liabilities in foreign
     currencies .....................      (3,143)     (471)     2,030   (9,684)  (52,749)       547   (7,174)   (3,091)     (866)
                                         -----------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting
     from operations ................      (3,311)       127     8,952  (29,585)  (49,630)   (3,909)   (7,195)   (6,720)   (6,892)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .............        (190)     (249)     (557)   (2,630)   (2,981)     (252)     (264)         -         -
  Net realized gain from
     investment and foreign
     currency transactions ..........            -       (8)   (5,462)     (167)   (2,989)         -       (7)         -         -
                                         -----------------------------------------------------------------------------------------
  Total distributions to
     shareholders ...................        (190)     (257)   (6,019)   (2,797)   (5,970)     (252)     (271)         -         -

CAPITAL SHARE TRANSACTIONS:
  Shares sold .......................       17,609    14,898     8,157   709,856   547,076    24,815    12,992     6,142    16,154
  Shares issued for reinvestment
     of distributions ...............          190       221     5,896     2,560     5,637       193       268         -         -
                                         -----------------------------------------------------------------------------------------
        .............................       17,799    15,119    14,053   712,416   552,713    25,008    13,260     6,142    16,154
  Shares redeemed ...................      (3,597)   (6,132)  (13,073) (610,196) (463,929)  (12,622)   (5,939)   (2,858)     (645)
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) from
     capital share transactions .....       14,202     8,987       980   102,220    88,784    12,386     7,321     3,284    15,509
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease)
     in net assets ..................       10,701     8,857     3,913    69,838    33,184     8,225     (145)   (3,436)     8,617

NET ASSETS:
  Beginning of period ...............       14,720    33,726    29,813   335,409   302,225    35,372    35,517    13,677     5,060
                                          -----------------------------------------------------------------------------------------
  End of period .....................      $25,421   $42,583   $33,726  $405,247  $335,409   $43,597   $35,372   $10,241   $13,677
                                          ========================================================================================

TRANSACTIONS IN SHARES:
  Shares sold .......................        1,912     1,369       710    39,024    25,596     2,815     1,178     1,735     2,727
  Shares issued for reinvestment
     of distributions ...............           22        20       553       144       281        22        27         -         -
  Shares redeemed ...................        (382)     (567)   (1,173)  (33,513)  (21,618)   (1,418)     (568)     (820)     (108)
                                         -----------------------------------------------------------------------------------------
  Net increase (decrease) ...........        1,552       822        90     5,655     4,259     1,419       637       915     2,619
                                          ========================================================================================


--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(IN THOUSANDS)



-----------------------------------------------------------------------------------------------------------------------------------

                                                                         ENERGY FUND           BALANCED FUND            BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                              JUNE 30, 2002 JUNE 30, 2001 JUNE 30, 2002 JUNE 30, 2001 JUNE 30, 2002
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................................   $    20    $    34    $    30     $     49      $  3,623
  Net realized gain (loss) from investment
    and foreign currency transactions ...........................       (87)        53        (60)          64           715
  Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities
    in foreign currencies .......................................        37        (37)        (1)         (9)         1,715
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets
    resulting from operations ...................................       (30)        50        (31)         104         6,053

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .........................................       (18)       (38)       (24)       (179)        (3,623)
  Net realized gain from investment and
    foreign currency transactions ...............................      --          (21)        --          --            --
------------------------------------------------------------------------------------------------------------------------------------

  Total distributions to shareholders ...........................       (18)       (59)        (24)      (179)       (3,623)

CAPITAL SHARE TRANSACTIONS:
  Shares sold ...................................................       804        532         178         417        38,297
  Shares issued for reinvestment of distributions ...............        16         59         21          177           864
------------------------------------------------------------------------------------------------------------------------------------

                                                                        820        591         199         594        39,161
  Shares redeemed ...............................................      (532)      (419)       (577)     (2,804)      (37,635)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) from capital share transactions .......       288        172        (378)     (2,210)        1,526
 -----------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets .........................       240        163       (433)      (2,285)        3,956

NET ASSETS:
  Beginning of period ...........................................     1,301      1,138      1,555        3,840        69,625
------------------------------------------------------------------------------------------------------------------------------------

  End of period .................................................   $ 1,541    $ 1,301    $ 1,122     $  1,555      $ 73,581
 -----------------------------------------------------------------------------------------------------------------------------------


TRANSACTIONS IN SHARES:
  Shares sold ...................................................        87         53         20           44         3,351
  Shares issued for reinvestment of distributions ...............         2          6          3           20            75
  Shares redeemed ...............................................       (57)       (42)       (66)        (300)       (3,291)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) .......................................        32         17        (43)        (236)          135
------------------------------------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT


                                                               KANSAS         MONEY MARKET         MONEY MONEY
                                                                TAX-           FUND MONEY            FUND            TAX-FREE
                                                               EXEMPT            PRIME              FEDERAL         MONEY MARKET
                                               BOND FUND     BOND FUND          PORTFOLIO          PORTFOLIO           FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                  YEAR     YEAR      YEAR     YEAR     YEAR     YEAR       YEAR    YEAR      YEAR
                                                  ENDED    ENDED    ENDED     ENDED    ENDED    ENDED      ENDED   ENDED    ENDED
                                                 JUNE 30, JUNE 30, JUNE 30, JUNE 30, JUNE 30   JUNE 30,  JUNE 30,  JUNE 30, JUNE 30,
                                                  2001      2002    2001      2002     2001      2002      2001     2002      2001
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) ............   $3,590     $244    $ 279   $18,032   $ 44,866      $7,202  $18,130   $ 1,953   $4,291
  Net realized gain (loss) from investment
   and foreign currency transactions ......      (54)       1        1         1       --           6          9       (18)      40
  Net increase (decrease) in unrealized
    appreciation/depreciation on
    investments and translation of assets
    and liabilities in foreign currencies..    2,600       75      218       --         --          --        --        --      --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net assets
   resulting from operations ..............    6,136      320      498    18,033      44,866     7,208    18,139     1,935    4,331

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...................   (3,589)    (244)    (279)  (18,032)    (44,866)   (7,202)  (18,130)   (1,953)  (4,291)
  Net realized gain from investment and
    foreign currency transactions .........       --       (1)      (3)        --          --       --       --       --        --
------------------------------------------------------------------------------------------------------------------------------------

  Total distributions to shareholders .....   (3,589)    (245)    (282)  (18,032)     (44,866)  (7,202)  (18,130)   (1,953)  (4,291)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .............................   15,159    1,401    1,710 1,055,065   1,361,552   611,741   633,211   217,065  210,356
  Shares issued for reinvestment
   of distributions .......................      859       25       21     3,919       9,926     1,367     3,602       254      665
------------------------------------------------------------------------------------------------------------------------------------

                                              16,018    1,426    1,731 1,058,984   1,371,478   613,108   636,813   217,319  211,021
  Shares redeemed .........................  (13,794)    (818)  (2,574) (985,820) (1,213,987) (634,624) (564,461) (187,842)(181,230)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) from
   capital share transactions .............    2,224      608     (843)    73,164    157,491   (21,516)   72,352    29,477   29,791
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease)
   in net assets ..........................    4,771      683     (627)   73,165     157,491   (21,510)   72,361    29,459   29,831

  NET ASSETS:
  Beginning of period .....................   64,854    6,558    7,185   864,980     707,489   374,949   302,588   145,715  115,884
 -----------------------------------------------------------------------------------------------------------------------------------

  End of period ........................... $ 69,625  $ 7,241  $ 6,558  $938,145    $864,980   353,439  $ 374,949 $175,174  145,715
------------------------------------------------------------------------------------------------------------------------------------


TRANSACTIONS IN SHARES:
  Shares sold .............................    1,366      140      173 1,055,065   1,361,552   611,741   633,211   217,065  210,356

                                                  78        3        2     3,919       9,926     1,367     3,602       254      665
  Shares redeemed .........................   (1,257)     (82)    (261) (985,820) (1,213,987) (634,624)  (564,461)(187,842)(181,230)
------------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) .................      187       61      (86)   73,164     157,491   (21,516)   72,352    29,477   29,791
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

STOCK FUND


-----------------------------------------------------------------------------------------------
                                                        FOR THE PERIODS ENDED JUNE 30,
                                             2002        2001       2000       1999        1998
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  15.47     $18.50       $20.53    $ 19.63    $ 18.33
-----------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income..........           0.10       0.16         0.32       0.37       0.41
    Net realized and unrealized gain
   (loss) on securities............          (1.66)     (1.79)        0.16       2.18       2.33
-----------------------------------------------------------------------------------------------
  Total from investment operations.          (1.56)     (1.63)        0.48       2.55       2.74
-----------------------------------------------------------------------------------------------
  Distributions from:
    Net investment income..........          (0.10)     (0.18)       (0.27)     (0.41)     (0.40)
    Net realized gain on securities          (0.17)     (1.22)       (2.24)     (1.24)     (1.04)
-----------------------------------------------------------------------------------------------
  Total distributions..............          (0.27)     (1.40)       (2.51)     (1.65)     (1.44)
-----------------------------------------------------------------------------------------------
Net asset value, end of period.....         $13.64    $ 15.47    $   18.50     $20.53    $ 19.63
-----------------------------------------------------------------------------------------------
Total return.......................          (10)%       (9)%           3%        14%        15%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)      $  98    $   117      $   147    $   182     $  195
Ratio of expenses to average net assets      0.86%      0.88%        0.87%      0.87%      0.86%
Ratio of net investment income to
average net assets.................          0.70%      0.98%        1.29%      1.93%      2.07%
Portfolio turnover rate............            14%        13%          30%        14%        10%


STOCK SELECT FUND


----------------------------------------------------------------------------------
                                                 FOR THE PERIODS ENDED JUNE 30,
                                              2002     2001     2000    1999(a)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Net asset value, beginning of period........ $8.55     $9.59   $10.08  $10.00
----------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income...................  0.05      0.10     0.10    0.01
    Net realized and unrealized gain
    (loss) on securities.................... (0.95)    (1.04)   (0.48)   0.07
----------------------------------------------------------------------------------
  Total from investment operations.......... (0.90)    (0.94)   (0.38)   0.08
----------------------------------------------------------------------------------
  Distributions from:
    Net investment income................... (0.05 )   (0.10)   (0.10)     --
    Net realized gain on securities.........    --        --    (0.01)     --
----------------------------------------------------------------------------------
  Total distributions....................... (0.05 )   (0.10)   (0.11)     --
----------------------------------------------------------------------------------
Net asset value, end of period.............. $7.60     $8.55    $9.59    $10.08
----------------------------------------------------------------------------------
Total return................................ (11)%     (10)%     (4)%        1%(b)
----------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)..... $  14     $  14    $   9    $   2
Ratio of expenses to average net assets..... 0.92%     0.85%    0.80%    0.85%
Ratio of net investment income to
average net assets ......................... 0.58%     1.14%    1.26%    2.35%
Portfolio turnover rate.....................   15%       34%      11%       7%

(a) The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

EQUITY INDEX FUND


                                                     FOR THE PERIODS ENDED JUNE 30,
                                                       2002     2001    2000(a)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net asset value, beginning of period.................  $8.42   $10.02   $10.00
------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income............................   0.07     0.07    0.01
    Net realized and unrealized gain
    (loss) on securities.............................  (1.60)   (1.59)   0.01
------------------------------------------------------------------------------------
  Total from investment operations...................  (1.53)   (1.52)   0.02
------------------------------------------------------------------------------------
  Distributions from:
    Net investment income............................  (0.07)   (0.08)     --
    Net realized gain on securities..................  (0.01)      --      --
------------------------------------------------------------------------------------
  Total distributions................................  (0.08)   (0.08)     --
------------------------------------------------------------------------------------
Net asset value, end of period.......................  $6.81    $8.42    $10.02
------------------------------------------------------------------------------------
Total return.........................................  (18)%    (15)%    0%(c)
------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)..............  $  44    $  25    $  15
Ratio of expenses to average net assets..............  0.30%    0.30%    0.30%
Ratio of net investment income to average net assets.  1.15%    0.95%    1.21%
Portfolio turnover rate..............................    35%      64%      12%


SMALL CAP FUND (Formerly the UMB Scout Regional Fund)(b)


                                                                FOR THE PERIODS ENDED JUNE 30,
                                                                  2002       2001       2000        1999       1998
--------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................   $    10.79  $     9.82  $    11.39  $   11.76  $   11.21
--------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................         0.07        0.20        0.13       0.19       0.20
    Net realized and unrealized gain (loss) on securities           --        3.03       (1.12)      0.18       1.38
 -------------------------------------------------------------------------------------------------------------------
  Total from investment operations ......................         0.07        3.23       (0.99)      0.37       1.58
--------------------------------------------------------------------------------------------------------------------
  Distributions from:
    Net investment income ...............................        (0.07)      (0.21)      (0.10)     (0.22)     (0.22)
    Net realized gain on securities .....................           --       (2.05)      (0.48)     (0.52)     (0.81)
----------------------------------------------------------------------------------------------------------------------
  Total distributions ...................................        (0.07)      (2.26)      (0.58)     (0.74)     (1.03)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........................   $    10.79  $    10.79  $     9.82     $ 11.39   $  11.76
----------------------------------------------------------------------------------------------------------------------
Total return ............................................           1%         34%        (9)%        4%        14%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions) .................       $    43     $    34     $   30     $   44     $   50
Ratio of expenses to average net assets .................         0.88%       0.99%       0.91%      0.89%      0.85%
Ratio of net investment income to average net assets ....         0.71%       1.58%       1.43%      1.76%      1.54%
Portfolio turnover rate .................................          105%        122%        16%        13%        13%

(a) The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Effective July 2, 2001, the UMB Scout Regional Fund was reorganized as the UMB Scout Small Cap Fund, and the Fund's investment objective and certain investment policies were changed.

(c) Not annualized.



See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
JUNE 30, 2002

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.



WORLDWIDE FUND

----------------------------------------------------------------------------------------
                                                     FOR THE PERIODS ENDED JUNE 30,
                                              2002     2001     2000     1999     1998
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Net asset value, beginning of period      $  19.58     $23.47   $20.38  $ 18.62  $ 16.00
----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income.................    0.13         --     0.28     0.26    0.29
    Net realized and unrealized gain
    (loss) on securities..................   (1.79)    (3.49)     3.64     1.75     2.87
----------------------------------------------------------------------------------------
  Total from investment operations........   (1.66)    (3.49)     3.92     2.01     3.16
----------------------------------------------------------------------------------------
  Distributions from:
    Net investment income.................   (0.13)    (0.19)   (0.12)   (0.23)   (0.32)
    Net realized gain on securities.......   (0.01)    (0.21)   (0.71)   (0.02)   (0.22)
----------------------------------------------------------------------------------------
  Total distributions.....................   (0.14)    (0.40)   (0.83)   (0.25)   (0.54)
----------------------------------------------------------------------------------------
Net asset value, end of period............ $ 17.78   $ 19.58   $ 23.47   $20.38  $ 18.62
----------------------------------------------------------------------------------------
Total return..............................   (8)%     (15)%       19%      11%      20%
----------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)     $  405   $   335   $   302  $   181   $   83
Ratio of expenses to average net assets      1.12%     1.12%     0.91%    0.86%    0.87%
Ratio of net investment income to
average net assets.................          0.77%     1.04%     1.29%    1.69%    2.01%
Portfolio turnover rate............            13%       11%        8%       8%       3%

WORLDWIDE SELECT FUND


                                                  FOR THE PERIODS ENDED JUNE 30,
                                              2002     2001     2000    1999(a)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net asset value, beginning of period........ $9.77    $11.90    $10.20    $10.00
------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income...................  0.06      0.07      0.10      0.01
    Net realized and unrealized gain
   (loss) on securities..................... (1.12)    (2.13)     1.75      0.19
------------------------------------------------------------------------------------
  Total from investment operations.......... (1.06)   (2.06)      1.85      0.20
------------------------------------------------------------------------------------
  Distributions from:
    Net investment income................... (0.06)   (0.07)     (0.10)      --
    Net realized gain on securities.........    --        --     (0.05)      --
------------------------------------------------------------------------------------
  Total distributions....................... (0.06)   (0.07)     (0.15)      --
------------------------------------------------------------------------------------
Net asset value, end of period.............. $8.65     $9.77    $11.90    $10.20
------------------------------------------------------------------------------------
Total return................................ (11)%     (17)%       18%        2%(b)
------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)..... $  44     $  35     $  36    $   3
Ratio of expenses to average net assets..... 1.14%     1.11%     0.85%    0.85%
Ratio of net investment income (loss)
to average net assets....................... 0.75%     0.75%     1.53%    1.90%
Portfolio turnover rate.....................   17%       10%        6%       6%

(a) The Fund was capitalized on March 17, 1999 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Not annualized.

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
                                                  UMB SCOUT FUNDS ANNUAL REPORT

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

TECHNOLOGY FUND


                                                      FOR THE PERIODS ENDED JUNE 30,
                                                       2002      2001        2000(a)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net asset value, beginning of period.................  $4.38    $10.08       $10.00
------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income............................     --       --            --
    Net realized and unrealized gain (loss)
    on securities....................................  (1.84)   (5.70)         0.08
------------------------------------------------------------------------------------
  Total from investment operations...................  (1.84)   (5.70)         0.08
------------------------------------------------------------------------------------
  Distributions from:
    Net investment income............................     --       --            --
    Net realized gain on securities..................     --       --            --
------------------------------------------------------------------------------------
  Total distributions................................     --       --            --
------------------------------------------------------------------------------------
Net asset value, end of period.......................  $2.54    $4.38        $10.08
------------------------------------------------------------------------------------
Total return.........................................  (42)%    (57)%            1%(d)
------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)..............  $  10    $  14         $   5
Ratio of expenses to average net assets..............  1.10%    1.10%         1.10%
Ratio of net investment income (loss)
  to average net assets ............................ (0.72)%  (0.06)%       (0.13)%
Portfolio turnover rate..............................   154%     170%           10%

ENERGY FUND (Formerly the UMB Scout Capital Preservation Fund)(b)


                                                                     FOR THE PERIODS ENDED JUNE 30,
                                                              2002        2001        2000      1999     1998(c)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....................   $    9.57     $ 9.59      $9.76    $ 9.74    $ 10.00
----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income ...............................        0.12       0.28       0.20      0.17      0.07
    Net realized and unrealized gain (loss) on securities       (0.40)      0.17      (0.15)     0.08     (0.33)
----------------------------------------------------------------------------------------------------------------
  Total from investment operations.......................       (0.28)      0.45       0.05      0.25     (0.26)
----------------------------------------------------------------------------------------------------------------
  Distributions from:
    Net investment income ...............................       (0.11)     (0.31)     (0.20)    (0.21)        --
    Net realized gain on securities .....................          --      (0.16)     (0.02)    (0.02)        --
----------------------------------------------------------------------------------------------------------------
  Total distributions ...................................       (0.11)     (0.47)     (0.22)    (0.23)        --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........................   $    9.18  $    9.57  $    9.59  $   9.76  $   9.74
----------------------------------------------------------------------------------------------------------------
Total return ............................................        (3)%        5%          1%        3%       (3)%(d)
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                           $  2     $   1    $   1    $   1           $ 1
Ratio of expenses to average net assets.................         0.85%     0.85%    0.84%    0.83%         0.85%
Ratio of net investment income to average net assets             1.39%     2.86%    2.62%    2.44%         3.26%
Portfolio turnover rate.................................           56%      121%      13%      95%            7%

(a) The Fund was capitalized on April 12, 2000 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Effective July 2, 2001, the UMB Scout Capital Preservation Fund was reorganized as the UMB Scout Energy Fund and certain investment policies were changed.

(c) The Fund was capitalized on January 13, 1998 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(d) Not annualized.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

BALANCED FUND


------------------------------------------------------------------------------------------
                                                   FOR THE PERIODS ENDED JUNE 30,
                                             2002       2001       2000     1999     1998
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Net asset value, beginning of period......$  8.66    $   9.23 $   10.17   $10.91  $ 10.72
------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income.................   0.23       0.99      0.14     0.38      0.43
    Net realized and unrealized gain
   (loss) on securities...................  (0.52)      (0.55)    (0.58)   (0.21)    0.54
------------------------------------------------------------------------------------------
  Total from investment operations........  (0.29)       0.44     (0.44)    0.17     0.97
------------------------------------------------------------------------------------------
  Distributions from:
    Net investment income.................  (0.18)      (1.01)    (0.13)    (0.41)  (0.45)
    Net realized gain on securities.......     --          --     (0.37)    (0.50)  (0.33)
------------------------------------------------------------------------------------------
  Total distributions.....................  (0.18)      (1.01)    (0.50)    (0.91)  (0.78)
------------------------------------------------------------------------------------------
Net asset value, end of period............  $8.19       $8.66     $9.23    $10.17  $10.91
------------------------------------------------------------------------------------------
Total return..............................   (3)%          4%      (4)%       2%       9%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)     $  1        $   2     $   4    $   5    $   8
Ratio of expenses to average net assets    0.85%        0.85%     0.87%    0.87%    0.85%
Ratio of net investment income to
average net assets........................ 2.26%        2.61%     3.16%    3.48%    3.78%
Portfolio turnover rate...................   51%         127%       44%      95%      15%

See accompanying Notes to Financial Statements.
------------------------------------------------------------------------------
                                                  UMB SCOUT FUNDS ANNUAL REPORT

------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

BOND FUND


                                                    FOR THE PERIODS ENDED JUNE 30,
                                             2002        2001     2000     1999     1998
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net asset value, beginning of period...... $ 11.15     $10.71    $10.95  $ 11.21  $ 10.98
-----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income.................    0.57       0.60      0.55     0.62    0.62
    Net realized and unrealized gain
   (loss) on securities...................    0.39       0.44     (0.18)   (0.26)   0.23
-----------------------------------------------------------------------------------------
  Total from investment operations........    0.96       1.04      0.37     0.36    0.85
-----------------------------------------------------------------------------------------
  Distributions from:
    Net investment income.................   (0.57)    (0.60)     (0.61)   (0.62)   (0.62)
    Net realized gain on securities.......      --        --         --       --       --
-----------------------------------------------------------------------------------------
  Total distributions.....................   (0.57)    (0.60)     (0.61)   (0.62)   (0.62)
-----------------------------------------------------------------------------------------
Net asset value, end of period............  $11.54    $11.15    $ 10.71   $10.95  $ 11.21
-----------------------------------------------------------------------------------------
Total return..............................      9%       10%        3%       3%       8%
-----------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)      $  74    $   70    $   65   $   72    $  78
Ratio of expenses to average net assets      0.91%     0.86%     0.87%    0.87%    0.87%
Ratio of net investment income
to average net assets..............          4.98%     5.47%     5.73%    5.48%    5.61%
Portfolio turnover rate............            54%      40%        30%      23%      12%

KANSAS TAX-EXEMPT BOND FUND


-----------------------------------------------------------------------------------------
                                                      FOR THE PERIODS ENDED JUNE 30,
                                               2002     2001     2000     1999    1998(a)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net asset value, beginning of period....... $  9.98  $   9.67 $   9.80 $   9.94 $  10.00
-----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income.................     0.37     0.41      0.40     0.40    0.13
    Net realized and unrealized gain
    (loss) on securities..................     0.11     0.31     (0.13)  (0.14)   (0.06)
-----------------------------------------------------------------------------------------
  Total from investment operations........     0.48     0.72      0.27     0.26    0.07
-----------------------------------------------------------------------------------------
  Distributions from:
    Net investment income.................   (0.37)    (0.41)   (0.40)   (0.40)   (0.13)
    Net realized gain on securities.......      --       --       --       --       --
-----------------------------------------------------------------------------------------
  Total distributions.....................   (0.37)    (0.41)   (0.40)   (0.40)   (0.13)
-----------------------------------------------------------------------------------------
Net asset value, end of period............  $10.09    $ 9.98 $   9.67 $   9.80  $ 9.94
-----------------------------------------------------------------------------------------
Total return..............................      5%        8%       3%       3%    1%(b)
-----------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)     $  7     $   7    $   7    $   8    $ 6
Ratio of expenses to average net assets    0.52%     0.50%    0.50%    0.50%  0.50%
Ratio of net investment income to
average net assets ....................... 3.63%     4.12%    4.19%    4.01%  4.33%
Portfolio turnover rate...................   44%        7%       7%      12%     4%

(a) The Fund was capitalized on January 13, 1998 with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Not annualized.

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
JUNE 30, 2002

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

MONEY MARKET FUND


---------------------------------------------------------------------------------------
                                                   FOR THE PERIODS ENDED JUNE 30,
                                            2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
PRIME PORTFOLIO
Net asset value, beginning of period...... $  1.00  $   1.00  $   1.00 $   1.00 $ 1.00
---------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income.................    0.02      0.05      0.05     0.05   0.05
---------------------------------------------------------------------------------------
  Distributions from:
    Net investment income.................   (0.02)   (0.05)     (0.05)   (0.05)  (0.05)
---------------------------------------------------------------------------------------
Net asset value, end of period............   $1.00     $1.00      $1.00   $1.00  $1.00
---------------------------------------------------------------------------------------
Total return..............................      2%        6%        5%       5%     5%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)     $  938   $   865   $   707  $   678  $ 556
Ratio of expenses to average net assets      0.51%     0.50%     0.51%    0.51%  0.51%
Ratio of net investment income to
average net assets........................   1.91%     5.33%     5.26%    4.72%   5.14%

MONEY MARKET FUND


-----------------------------------------------------------------------------------------
                                                   FOR THE PERIODS ENDED JUNE 30,
                                           2002        2001     2000      1999     1998
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
FEDERAL PORTFOLIO
Net asset value, beginning of period......$1.00  $   1.00 $    1.00  $   1.00   $ 1.00
-----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income................. 0.02      0.05       0.05     0.05     0.05
-----------------------------------------------------------------------------------------
  Distributions from:
    Net investment income.................(0.02)    (0.05)    (0.05)    (0.05)   (0.05)
-----------------------------------------------------------------------------------------
Net asset value, end of period............$1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------------------------------------------------------
Total return..............................   2%        5%        5%        5%       5%
-----------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)... $ 353    $   375  $   303   $   298    $ 303
Ratio of expenses to average net assets... 0.51%      0.51%    0.50%     0.51%    0.51%
Ratio of net investment income to
average net assets ........................1.91%      5.30%    5.08%     4.58%    5.03%

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Per share income and capital changes for a share outstanding throughout the period.

-------------------------------------------------------------------------------
 TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                   FOR THE PERIODS ENDED JUNE 30,
-----------------------------------------------------------------------------------------
                                             2002      2001      2000     1999     1998
-----------------------------------------------------------------------------------------

Net asset value, beginning of period..... $  1.00  $   1.00 $   1.00 $   1.00   $ 1.00
-----------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income...............     0.01      0.03      0.03     0.03    0.03
-----------------------------------------------------------------------------------------
  Distributions from:
    Net investment income...............    (0.01)    (0.03)   (0.03)   (0.03)   (0.03)
-----------------------------------------------------------------------------------------
Net asset value, end of period..........    $1.00     $1.00     $1.00    $1.00    $1.00
-----------------------------------------------------------------------------------------
Total return............................       1%        3%        3%       3%       3%
-----------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of period (in millions)    $  175   $   146   $   116  $   126    $ 123
Ratio of expenses to average net assets     0.51%     0.51%     0.53%    0.52%    0.54%
Ratio of net investment income to
average net assets.......................   1.19%     3.17%     3.23%    2.66%    3.21%

See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------
JUNE 30, 2002

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The Funds are registered under the Investment Company Act of 1940, as amended, as open-end, diversified management investment companies, except for the Kansas Tax-Exempt Bond Fund which is non-diversified. Prior to July 2001, the Small Cap Fund was known as the Regional Fund and the Energy Fund was known as the Capital Preservation Fund.The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS -- Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sales are reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

FOREIGN CURRENCY -- Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a.Market value of investment securities, other than assets and liabilities -- at the closing rate of exchange on June 30, 2002.

b.Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

As of June 30, 2002, the following Funds had net capital loss carryovers:


                                                                                 MONEY  MONEY
                                                                                MARKET   MARKET     TAX-FREE
                          STOCK   EQUITY   WORLDWIDE                             FUND      FUND       MONEY
                STOCK     SELECT   INDEX    SELECT  TECHNOLOGY ENERGY  BALANCED  PRIME    FEDERAL     MARKET
(in thousands)   FUND      FUND    FUND      FUND      FUND     FUND     FUND  PORTFOLIO  PORTFOLIO    FUND
------------------------------------------------------------------------------------------------------------

For losses expiring June 30,
   2002........  $--      $ --      $--      $ --     $ --      $--      $ --     $ --      $ 7      $   --
   2003........   --        --       --        --       --       --        --       29       27           6
   2004........   --        --       --        --       --       --        --       --       --          --
   2005........   --        --       --        --       --       --        --       --       --          23
   2006........   --        --       --        --       --       --        --       --       --          --
   2007........   --        --       --        --       --       --        --       --       --          --
   2008........   --       187       --        --       37       --        --       --       --          --
   2009........   --       299       --       173      461       --       134       --       --          --
   2010........   47       526       63       167    7,319       19        76       --       --          --
------------------------------------------------------------------------------------------------------------
Total.......... $ 47    $1,012     $ 63      $340   $7,817     $ 19     $ 210     $ 29      $34         $29
-----------------------------------------------------------------------------------------------------------


Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of June 30, 2002, Stock, Stock Select, Equity Index, WorldWide, WorldWide Select, Technology, Energy, Balanced and Tax-Free Money Market Funds had (in thousands) $3,608, $1,484, $452, $22,709, $4,748, $1,712, $66, $41 and $22,
respectively, of post-October losses, which are deferred until 2003 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

Accordingly, at June 30, 2002, reclassifications (in thousands) were recorded to increase (decrease) capital by ($7), ($84) and $0, increase (decrease) net investment income (loss) by ($13), $84 and $1, and increase (decrease) net realized gain (loss) on investment by $20, $0 and ($1), for the Stock, Technology and Bond Funds, respectively.

For federal income tax purposes, Stock, Equity Index, WorldWide, and Kansas Tax-Exempt Bond Funds designated capital gain dividends of (in thousands) $1,292, $42, $167 and $1, respectively, for the year ended June 30, 2002.

For federal income tax purposes, Kansas Tax-Exempt Bond and Tax-Free Money Market Funds designated tax-exempt income dividends of (in thousands) $244 and $1,953, respectively, for the year ended June 30, 2002.

Dividends paid by the Stock, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Energy and Balanced Funds during the fiscal year ended June 30, 2002, which are not designated as capital gain distributions, should be multiplied by 100%, 100%, 100%, 100%, 1.00%, 1.31%, 86.07% and 33.48%,
respectively, to arrive at the net amount eligible for the corporate dividend-received deduction.

AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

ESTIMATES -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                                                         Continued on next page.

JUNE 30, 2002

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
JUNE 30, 2002

2. INVESTMENT TRANSACTIONS -- The aggregate amounts of security transactions during the year ended June 30, 2002, excluding repurchase agreements and commercial paper, were as follows:


                                                      OTHER THAN
                                                   U.S. GOVERNMENT U.S. GOVERNMENT
(in thousands)                                        SECURITIES     SECURITIES
-----------------------------------------------------------------------------------

STOCK FUND:
  Purchases ...............................           $ 15,842           $  --
  Proceeds from sale ......................           $ 14,074           $  --
STOCK SELECT FUND:
  Purchases ...............................           $  2,563           $  --
  Proceeds from sale ......................           $  1,996           $  --
EQUITY INDEX FUND:
  Purchases ...............................           $ 37,957           $  --
  PROCEEDS FROM SALE ......................           $ 11,680           $  --
SMALL CAP FUND:
  Purchases ...............................           $ 39,810           $  --
  Proceeds from sale ......................           $ 28,214           $  --
WORLDWIDE FUND:
  Purchases ...............................           $132,909           $  --
  Proceeds from sale ......................           $ 36,923           $  --
WORLDWIDE SELECT FUND:
  Purchases ...............................           $ 17,875           $  --
  Proceeds from sale ......................           $  6,213           $  --

                                                      OTHER THAN
                                                    U.S. GOVERNMENT U.S. GOVERNMENT
(in thousands)                                         SECURITIES      SECURITIES
------------------------------------------------------------------------------------

TECHNOLOGY FUND:
  Purchases ....................................         $19,259         $  --
  Proceeds from sale ...........................         $15,890         $  --
ENERGY FUND:
  Purchases ....................................         $ 1,967         $   205
  Proceeds from sale ...........................         $   505         $   227
BALANCED FUND:
  Purchases ....................................         $   500         $   150
  Proceeds from sale ...........................         $   746         $   255
BOND FUND:
  Purchases ....................................         $ 1,970         $38,847
  Proceeds from sale ...........................         $ 4,825         $33,382
KANSAS TAX-EXEMPT BOND FUND:
  Purchases ....................................         $ 3,745         $  --
  Proceeds from sale ...........................         $ 2,915         $  --

The aggregate amounts of security transactions during the year ended June 30, 2002 for the money market funds were as follows:


                                                  OTHER THAN
                                                U.S. GOVERNMENT     U.S. GOVERNMENT
(in thousands)                                     SECURITIES          SECURITIES
------------------------------------------------------------------------------------

PRIME PORTFOLIO MONEY MARKET FUND:
  Purchases ..................................       $8,654,367       $  875,997
  Proceeds from sale .........................       $8,571,941       $  908,468
FEDERAL PORTFOLIO MONEY MARKET FUND:
  Purchases ..................................       $     --         $3,942,117
  Proceeds from sale .........................       $     --         $3,971,230

                                                    OTHER THAN
                                                  U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                                       SECURITIES       SECURITIES
------------------------------------------------------------------------------------

TAX-FREE MONEY MARKET FUND:
Purchases .................................           $816,404           $  --
Proceeds from sale ........................           $787,162           $  --

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

At June 30, 2002, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:


                                                                                                    WORLDWIDE
                                              STOCK      STOCK   EQUITY INDEX SMALL CAP  WORLDWIDE   SELECT      TECHNOLOGY
(in thousands)                                 FUND   SELECT FUND    FUND       FUND        FUND       FUND          FUND
--------------------------------------------------------------------------------------------------------------------------

Unrealized appreciation ..................   $ 23,823    $ 1,385   $ 2,266   $  6,439    $48,531      $3,763      $  255
Unrealized depreciation ..................    (12,355)    (2,459)  (13,421)    (2,895)   (44,737)     (8,409)     (3,978)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $ 11,468   $ (1,074) $(11,155)   $ 3,544   $  3,794    $(4,646)     $(3,723)
--------------------------------------------------------------------------------------------------------------------------
Cost of securities on a tax basis ........   $ 86,757    $15,069   $54,806    $40,249   $409,647    $ 48,096    $ 13,948
--------------------------------------------------------------------------------------------------------------------------

                                                                                        MONEY      MONEY
                                                                                        MARKET     MARKET    TAX-FREE
                                                                            KANSAS       FUND       FUND       MONEY
                                              ENERGY  BALANCED     BOND    TAX-EXEMPT    PRIME     FEDERAL     MARKET
(in thousands)                                FUND       FUND       FUND     BOND FUND  PORTFOLIO PORTFOLIO     FUND
-----------------------------------------------------------------------------------------------------------------------

Unrealized appreciation ..................   $    72    $    62    $  2,890    $  201   $   --        $--        $--
Unrealized depreciation ..................       (37)       (71)        (10)     --         --         --         --
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $    35    $    (9)   $  2,880    $ 201     $  --       $ --       $ --
-----------------------------------------------------------------------------------------------------------------------
Cost of securities on a tax basis ........   $ 1,495    $ 1,123    $ 69,760    $7,084   $936,270   $353,485   $175,106
-----------------------------------------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended June 30, 2002 and June 30, 2001 were as follows:


                                                              STOCK SELECT        EQUITY
                                               STOCK FUND          FUND         INDEX FUND    SMALL CAP FUND     WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------------------------------

(in thousands)                               2002      2001    2002    2001   2002    2001     2002     2001      2002     2001
-----------------------------------------------------------------------------------------------------------------------------------

Distributions paid from:
  Ordinary Income...........................  $701    $1,353   $ 80    $155   $355     $190   $  257   $2,560     $2,630   $2,981
  Net long-term capital gains ............   1,291     8,918     --      --     42       --       --    3,459        167    2,989
-----------------------------------------------------------------------------------------------------------------------------------
Total taxable distributions ..............   1,992    10,271     80     155    397      190      257    6,019      2,797    5,970
  Exempt Interest ........................    --        --       --      --     --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions paid                    $1,992   $10,271   $ 80    $155   $397     $190    $ 257   $6,019     $2,797   $5,970
-----------------------------------------------------------------------------------------------------------------------------------


                                   WORLDWIDE
                                  SELECT FUND TECHNOLOGY FUND   ENERGY FUND BALANCED FUND        BOND FUND
---------------------------------------------------------------------------------------------------------------

(in thousands)                   2002    2001   2002  2001    2002    2001    2002    2001     2002     2001
---------------------------------------------------------------------------------------------------------------

Distributions paid from:
  Ordinary Income.............   $252   $271   $ --   $ --    $ 18    $ 38   $ 24   $  179   $3,623 $ 3,589
  Net long-term capital gains     --      --     --     --      --      21     --       --       --      --
---------------------------------------------------------------------------------------------------------------
Total taxable distributions ..    252    271     --     --      18      59     24      179    3,623   3,589
  Exempt Interest ............    --      --     --     --      --     --      --       --       --      --
---------------------------------------------------------------------------------------------------------------
Total distributions paid .....   $252   $271   $ --   $ --    $ 18    $ 59   $ 24   $  179  $ 3,623 $ 3,589
---------------------------------------------------------------------------------------------------------------


                               KANSAS TAX-EXEMPT     MONEY MARKET FUND       MONEY MARKET FUND      TAX-FREE
                                   BOND FUND          PRIME PORTFOLIO        FEDERAL PORTFOLIO MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------

(in thousands)                   2002      2001      2002       2001          2002     2001      2002     2001
---------------------------------------------------------------------------------------------------------------

Distributions paid from:
  Ordinary Income .............   $ 1      $ --     $18,032    $ 44,866     $ 7,202   $18,130      $ --     $--
  Net long-term capital gains .    --         3          --          --          --        --        --      --
---------------------------------------------------------------------------------------------------------------
Total taxable distributions ...     1         3      18,032      44,866       7,202    18,130        --      --
  Exempt Interest .............   244       279          --          --         --         --     1,953   4,291
---------------------------------------------------------------------------------------------------------------
Total distributions paid ......  $245      $282     $18,032    $ 44,866     $ 7,202   $18,130   $ 1,953  $4,291
---------------------------------------------------------------------------------------------------------------

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2002

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (Continued)
-------------------------------------------------------------------------------
June 30, 2002

As of June 30, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:


                                                                                                 WORLDWIDE
                                            STOCK STOCK SELECT EQUITY INDEX SMALL CAP  WORLDWIDE   SELECT  TECHNOLOGY
(in thousands)                              FUND       FUND        FUND         FUND       FUND      FUND    FUND
---------------------------------------------------------------------------------------------------------------------

Undistributed ordinary income ........   $    154    $     9    $     45    $     21    $458   $     62     $  --

Undistributed long-term capital gains          --         --          --         416     --         --         --
---------------------------------------------------------------------------------------------------------------------

Tax accumulated earnings .............        154          9          45         437     458         62        --
Accumulated capital and other losses .     (3,655)    (2,496)       (515)         --  (22,709)  (5,088)    (9,529)
Unrealized appreciation (depreciation)     11,468     (1,074)    (11,155)      3,544    3,794   (4,646)    (3,723)
---------------------------------------------------------------------------------------------------------------------
Book accumulated earnings (deficit) ..   $  7,967    $(3,561)   $(11,625)    $ 3,981 $(18,457) $(9,672)  $(13,252)
---------------------------------------------------------------------------------------------------------------------


                                                                                      MONEY   MONEY
                                                                                    MARKET    MARKET     TAX-FREE
                                                                        KANSAS       FUND       FUND       MONEY
                                          ENERGY   BALANCED    BOND  TAX-EXEMPT     PRIME      FEDERAL     MARKET
(in thousands)                             FUND      FUND      FUND   BOND FUND   PORTFOLIO   PORTFOLIO     FUND
-------------------------------------------------------------------------------------------------------------------

Undistributed ordinary income..........     $ 2        $6        $1      $--       $--           $ --        $ --
Undistributed long-term capital gains..     --         --       320        1        --             --          --
-------------------------------------------------------------------------------------------------------------------
Tax accumulated earnings...............      2          6       321        1        --             --          --
Accumulated capital and other losses       (85)      (251)       --       --      (29)            (34)        (51)
Unrealized appreciation (depreciation)      35         (9)    2,880      201        --             --          --
-------------------------------------------------------------------------------------------------------------------
Book accumulated earnings (deficit)      $ (48)     $(254)  $ 3,201    $ 202   $(29)            $ (34)      $ (51)
-------------------------------------------------------------------------------------------------------------------

3. MANAGEMENT FEES -- Scout Investment Advisors, Inc. is the Funds' manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Funds are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund shares for sale, special accounting and legal fees and brokerage commissions. Each of the Funds was subject to the following management fees:

Stock, Stock Select, Small Cap, Energy, Balanced and Bond -- 0.85% of average daily net assets.

WorldWide and WorldWide Select -- 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of average daily net assets over $1 billion.

Kansas Tax-Exempt Bond, Prime Portfolio Money Market, Federal Portfolio Money Market and Tax-Free Money Market -- 0.50% of average daily net assets.

Equity Index -- 0.40% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or make expense payments through October 31, 2002 so that actual total net annual Fund operating expenses do not exceed 0.30% of average daily net assets. The fee waiver resulted in a $0.01 per share increase in net investment income for the year ended June 30, 2002.

Technology-- 1.50% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or to make expense payments through October 31, 2002 so that actual total net annual Fund operating expenses do not exceed 1.10% of average daily net assets.
The fee waiver resulted in a $0.01 per share decrease in net investment loss for the year ended June 30, 2002.

4. REPURCHASE AGREEMENTS -- Securities purchased under agreements to resell are held by the Funds' custodian, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Funds to ensure that the collateral is sufficient to protect the Funds in the event of default by the seller.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
 INDEPENDENT ACCOUNTANTS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

UMB SCOUT STOCK FUND, INC. (STOCK AND STOCK SELECT PORTFOLIOS)
UMB SCOUT FUNDS (COMPRISING THE FOUR SERIES, EQUITY INDEX FUND, TECHNOLOGY FUND, SMALL CAP FUND AND ENERGY FUND)
UMB SCOUT WORLDWIDE FUND, INC. (WORLDWIDE AND WORLDWIDE SELECT PORTFOLIOS)
UMB SCOUT BALANCED FUND, INC.
UMB SCOUT BOND FUND, INC.
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
UMB SCOUT MONEY MARKET FUND, INC. (PRIME AND FEDERAL PORTFOLIOS)
UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.

We have audited the accompanying statements of assets and liabilities of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the four series, Equity Index Fund, Technology Fund, Small Cap Fund and Energy Fund), UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios), UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Prime and Federal portfolios), and UMB Scout Tax-Free Money Market Fund, Inc., including the schedules of investments, as of June 30, 2002, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the four series, Equity Index Fund, Technology Fund, Small Cap Fund and Energy Fund), UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios), UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Prime and Federal portfolios), and UMB Scout Tax-Free Money Market Fund, Inc., as of June 30, 2002, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

BKD, LLP

Kansas City, Missouri
July 26, 2002



JUNE 30, 2002

--------------------------------------------------------------------------------
 DIRECTORS/TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF        OTHER
                                            TERM OF OFFICE                                        PORTFOLIOS       DIRECTORSHIPS
                            POSITION(S)     AND LENGTH OF            PRINCIPAL OCCUPATION(S)      IN COMPLEX       HELD BY
  NAME, ADDRESS AND AGE     HELD WITH FUND  TIME SERVED              DURING PAST 5 YEARS           OVERSEEN        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
William B. Greiner*         Director/       Indefinite, until         Director and Chairman of Scout   8           None
1010 Grand Boulevard        Trustee         successor elected         Investment Advisors, Inc.
Kansas City, Missouri 64106                                           Executive Vice President and
Age: 48                                     Served as a Director/     Chief Investment Officer,
                                            Trustee since 2001        UMB Bank, n.a., since 1999.
                                                                      Prior to 1999, Portfolio Manager,
                                                                      Northern Trust Company, Chicago,
                                                                      Illinois




Dr. William E. Hoffman      Director/       Indefinite, until        Orthodontist                     14           None
1010 Grand Boulevard        Trustee         successor elected
Kansas City, Missouri 64106
Age: 64                                     Served as a
                                            Director/Trustee since
                                            1982
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager               Director/       Indefinite, until        President, Windcrest             14           Bartlett Futures,
1010 Grand Boulevard        Trustee         successor elected        Investment Management, Inc.;                  Inc., Nygaard
Kansas City, Missouri 64106                                          Executive Vice President -                    Corporation
Age: 59                                     Served as                Investments, Bartlett and                     J&B Funds
                                            Director/Trustee since   Company                                       (Mutual Fund-
                                            1987                                                                   2 portfolios)
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose             Director/       Indefinite, until        Chairman, Sun Publications, Inc. 14            None
1010 Grand Boulevard        Trustee         successor elected
Kansas City, Missouri 64106
Age: 54                                     Served as a
                                            Director/Trustee since
                                            1989
------------------------------------------------------------------------------------------------------------------------------------
Stuart L. Wien              Director/       Indefinite, until        Retired, formerly Chairman       14            None
1010 Grand Boulevard        Trustee         successor elected        of the Board, Milgram Food
Kansas City, Missouri 64106                                          Stores, Inc.
Age: 78                                     Served as a
                                            Director/Trustee since
                                            1982
------------------------------------------------------------------------------------------------------------------------------------
Mary M. Tenwinkel           Vice President  Indefinite, until        Senior vice President, UMB      N/A           N/A
1010 Grand Boulevard                        successor elected        Fund Services, Inc.
Kansas City, Missouri 64106
Age: 54                                     Served as
                                            Vice President
                                            since 2001
------------------------------------------------------------------------------------------------------------------------------------
Barbara J. Demmer           Treasurer and   Indefinite, until        Administration Services         N/A           N/A
1010 Grand Boulevard        Secretary       successor elected        Manager, UMB Fund Services,
Kansas City, Missouri 64106                                          Inc. since 1999. Prior to 1999
Age: 45                                     Served as Treasurer      Senior Vice President and
                                            and Secretary            Controller, Amcore Investment
                                            since 2001               Group, N.A.


--------------------------------------------------------------------------------

*Mr. Greiner is considered to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, due to his employment by UMB Bank, n.a., the parent company of Scout Investment Advisors, Inc., the Funds' investment adviser.

 The UMB Scout Funds' Statement of Additional Information (SAI) includes additional information about the Funds' directors and trustees. The SAI is available, without charge, upon request, by calling toll free 1-800-996-2862.

--------------------------------------------------------------------------------

                                                   UMB SCOUT FUNDS ANNUAL REPORT

            This report has been prepared for the information of the
              Shareholders of UMB Scout Stock Fund, UMB Scout Stock
       Select Fund, UMB Scout Equity Index Fund, UMB Scout Small Cap Fund,
           UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund,
   UMB Scout Technology Fund, UMB Scout Energy Fund, UMB Scout Balanced Fund,
          UMB Scout Bond Fund, UMB Scout Kansas Tax-Exempt Bond Fund,
     UMB Scout Money Market Fund and UMB Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

              Not authorized for distribution unless accompanied or
                preceded by a current UMB Scout Funds Prospectus.

             The UMB Scout Funds are distributed by UMB Distribution
            Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Bank, n.a.

UMB SCOUT FUNDS
  100% No-Load Mutual Funds
  Stock Fund
  Stock Select Fund
  Equity Index Fund
  Small Cap Fund
  WorldWide Fund
  WorldWide Select Fund
  Technology Fund
  Energy Fund
  Balanced Fund
  Bond Fund
  Kansas Tax-Exempt Bond Fund*
  Money Market Fund
  Tax-Free Money Market Fund

  *Available only to residents of Kansas and Missouri.

INVESTMENT ADVISOR AND MANAGER
  Scout Investment Advisors, Inc.
  Kansas City, Missouri

AUDITORS
  BKD, LLP
  Kansas City, Missouri

LEGAL COUNSEL
  Stradley, Ronon, Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN
  UMB Bank, n.a.
  Kansas City, Missouri

DISTRIBUTOR
  UMB Distribution Services, LLC
  Milwaukee, Wisconsin

TRANSFER AGENT
  UMB Fund Services, Inc.
  Milwaukee, Wisconsin



                                     (LOGO)
                                UMB | SCOUT FUNDS

                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                           ---------------------------
                             TOLL FREE 800-996-2862
                           ---------------------------

                              www.umbscoutfunds.com

          "UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.


                                ----------------
                                    PRSRT STD
                                    U.S. POSTAGE
                                      PAID
                                   PERMIT NO. 69
                                 KANSAS CITY MO
                                -----------------

                                                                     SC-408-0802